Exhibit 10.2

EXECUTION VERSION

SUBSIDIARIES GUARANTY

SUBSIDIARIES GUARANTY (as amended, modified, restated and/or supplemented from time to time, this “Guaranty”), dated as of January 30, 2012, made by and among each of the undersigned guarantors (each, a “Guarantor” and, together with any other entity that becomes a guarantor hereunder pursuant to Section 22 hereof, collectively, the “Guarantors”) in favor of Deutsche Bank Trust Company Americas, as Administrative Agent (together with any successor administrative agent, the “Administrative Agent”), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H :

WHEREAS, Lee Enterprises, Incorporated (the ”Borrower”), the lenders from time to time party thereto (the “Lenders”), Deutsche Bank Securities Inc. and Goldman Sachs Lending Partners LLC, as Joint Lead Arrangers and Joint Book Running Managers, and Deutsche Bank Trust Company Americas, as Administrative Agent (the “Administrative Agent”) and Collateral Agent have entered into an Exit Credit Agreement, dated as of January 30, 2012 (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), providing for the making and continuation of Loans to, and the issuance and maintenance of, and participation in, Letters of Credit for the account of, the Borrower, all as contemplated therein (the Lenders, each Issuing Lender, the Administrative Agent, the Collateral Agent and each other Agent are herein called the “Lender Creditors”);

WHEREAS, the Borrower and/or one or more of its Qualified Wholly-Owned Domestic Subsidiaries have heretofore entered into, and/or may at any time and from time to time after the date hereof enter into, one or more Interest Rate Protection Agreements and/or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender’s or affiliate’s successors and assigns, if any, collectively, the “Other Creditors” and, together with the Lender Creditors, the “Secured Creditors”; and with each such Interest Rate Protection Agreement and/or Other Hedging Agreement with an Other Creditor being herein called a “Secured Hedging Agreement”);

WHEREAS, each Guarantor is a direct or indirect Subsidiary of the Borrower;

WHEREAS, it is a condition precedent to the making and continuation of Loans to the Borrower and the issuance and maintenance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and to the Other Creditors entering into and maintaining Secured Hedging Agreements that each Guarantor shall have executed and delivered to the Administrative Agent this Guaranty; and

WHEREAS, each Guarantor will obtain benefits from the incurrence and continuation of Loans by the Borrower and the issuance and maintenance of, and participation in,

Exhibit G

Letters of Credit for the account of the Borrower under the Credit Agreement and the entering into and maintaining by the Borrower and/or one or more of its Qualified Wholly-Owned Domestic Subsidiaries of Secured Hedging Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make (or be deemed to have made) and continue Loans to the Borrower and issue, maintain, and/or participate in, Letters of Credit for the account of the Borrower and the Other Creditors to maintain and/or enter into Secured Hedging Agreements with the Borrower and/or one or more of its Qualified Wholly-Owned Domestic Subsidiaries;

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Administrative Agent for the benefit of the Secured Creditors and hereby covenants and agrees with each other Guarantor and the Administrative Agent for the benefit of the Secured Creditors as follows:

1. GUARANTY. (a) Each Guarantor, jointly and severally, irrevocably, absolutely and unconditionally guarantees as a primary obligor and not merely as surety:

(i) to the Lender Creditors the full and prompt payment when due (whether at the stated maturity, by required prepayment, declaration, acceleration, demand or otherwise), subject to any applicable grace periods set forth in the Credit Documents, of (x) the principal of, premium, if any, and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit and (y) all other obligations (including, without limitation, obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness owing by the Borrower to the Lender Creditors under each Credit Document to which the Borrower is a party (including, without limitation, indemnities, Fees and interest thereon (including, without limitation, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the Credit Agreement, whether or not such interest is an allowed claim in any such proceeding)), whether now existing or hereafter incurred under, arising out of or in connection with each such Credit Document and the due performance and compliance by the Borrower with all of the terms, conditions, covenants and agreements contained in all such Credit Documents (all such principal, premium, interest, liabilities, indebtedness and obligations under this clause (i), except to the extent consisting of obligations or liabilities with respect to Secured Hedging Agreements, being herein collectively called the “Credit Document Obligations”); and

(ii) to each Other Creditor the full and prompt payment when due (whether at the stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) of all obligations (including, without limitation, obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness (including, without limitation, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the respective Secured Hedging Agreements, whether or not such interest is an allowed claim in any such proceeding) owing by the Borrower and each

2

Exhibit G

other Guaranteed Party (as defined below) under each Secured Hedging Agreement to which it is a party, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower and each such other Guaranteed Party with all of the terms, conditions, covenants and agreements contained therein (all such obligations, liabilities and indebtedness being herein collectively called the “Other Obligations” and, together with the Credit Document Obligations are herein collectively called the “Guaranteed Obligations”).

As used herein, the term “Guaranteed Party” shall mean the Borrower and each Qualified Wholly-Owned Domestic Subsidiary of the Borrower party to any Secured Hedging Agreement. Each Guarantor understands, agrees and confirms that the Secured Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against any other Guarantor, the Borrower or any other Guaranteed Party, or against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. This Guaranty is a guaranty of prompt payment and performance and not of collection.

(b) Additionally, each Guarantor, jointly and severally, unconditionally, absolutely and irrevocably, guarantees the payment of any and all Guaranteed Obligations whether or not due or payable by the Borrower or any other Guaranteed Party upon the occurrence in respect of the Borrower or any other Guaranteed Party of any of the events specified in Section 11.05 of the Credit Agreement, and unconditionally, absolutely and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Secured Creditors, or order, on demand.

2. LIABILITY OF GUARANTORS ABSOLUTE. The liability of each Guarantor hereunder is primary, absolute, joint and several, and unconditional and is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower or any other Guaranteed Party whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by the Borrower, any other Guaranteed Party or any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a Guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower or any other Guaranteed Party, (e) the failure of the Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty, (f) any payment made to any Secured Creditor on the indebtedness which any Secured Creditor repays the Borrower or any other Guaranteed Party pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (g) any action or inaction by the Secured Creditors as contemplated in Section 5 hereof or (h) any invalidity, rescission, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.

3

Exhibit G

3. OBLIGATIONS OF GUARANTORS INDEPENDENT. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor, the Borrower or any other Guaranteed Party, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor, the Borrower or any other Guaranteed Party and whether or not any other Guarantor, any other guarantor, the Borrower or any other Guaranteed Party be joined in any such action or actions. Each Guarantor waives (to the fullest extent permitted by applicable law) the benefits of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or any other Guaranteed Party or other circumstance which operates to toll any statute of limitations as to the Borrower or such other Guaranteed Party shall operate to toll the statute of limitations as to each Guarantor.

4. WAIVERS BY GUARANTORS. (a) Each Guarantor hereby waives (to the fullest extent permitted by applicable law) notice of acceptance of this Guaranty and notice of the existence, creation or incurrence of any new or additional liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, demand for performance, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Secured Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other Guarantor, any other guarantor, the Borrower or any other Guaranteed Party) and each Guarantor further hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice or proof of reliance by any Secured Creditor upon this Guaranty, and the Guaranteed Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, modified, supplemented or waived, in reliance upon this Guaranty.

(b) Each Guarantor waives any right to require the Secured Creditors to: (i) proceed against the Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Secured Creditors’ power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than payment in full in cash of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Guaranteed Party other than payment in full in cash of the Guaranteed Obligations. The Secured Creditors may, at their election, foreclose on any collateral serving as security held by the Administrative Agent, the Collateral Agent or the other Secured Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Secured Creditors may have against the Borrower, any other Guaranteed Party or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash. Each Guarantor waives any defense arising out of any such

4

Exhibit G

election by the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement, contribution, indemnification or subrogation or other right or remedy of such Guarantor against the Borrower, any other Guaranteed Party, any other guarantor of the Guaranteed Obligations or any other party or any security.

(c) Each Guarantor has knowledge and assumes all responsibility for being and keeping itself informed of the Borrower’s, each other Guaranteed Party’s and each other Guarantor’s financial condition, affairs and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and has adequate means to obtain from the Borrower, each other Guaranteed Party and each other Guarantor on an ongoing basis information relating thereto and the Borrower’s, each other Guaranteed Party’s and each other Guarantor’s ability to pay and perform its respective Guaranteed Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect. Each Guarantor acknowledges and agrees that (x) the Secured Creditors shall have no obligation to investigate the financial condition or affairs of the Borrower, any other Guaranteed Party or any other Guarantor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition, assets or affairs of the Borrower, any other Guaranteed Party or any other Guarantor that might become known to any Secured Creditor at any time, whether or not such Secured Creditor knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) increase the risk of such Guarantor as guarantor hereunder, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Guaranteed Obligations hereunder and (y) the Secured Creditors shall have no duty to advise any Guarantor of information known to them regarding any of the aforementioned circumstances or risks.

(d) Each Guarantor hereby acknowledges and agrees that no Secured Creditor nor any other Person shall be under any obligation (a) to marshal any assets in favor of such Guarantor or in payment of any or all of the liabilities of any Guaranteed Party under the Credit Documents or the obligation of such Guarantor hereunder or (b) to pursue any other remedy that such Guarantor may or may not be able to pursue itself any right to which such Guarantor hereby waives.

(e) Each Guarantor warrants and agrees that each of the waivers set forth in Section 3 and in this Section 4 is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by applicable law.

5. RIGHTS OF SECURED CREDITORS. Subject to Sections 4 and 13 hereof, any Secured Creditor may (except as shall be required by applicable statute and cannot be waived) at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations or liabilities of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

(a) change the manner, place or terms of payment of, and/or change, increase or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed

5

Exhibit G

Obligations (including, without limitation, any increase or decrease in the rate of interest thereon or the principal amount thereof), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, increased, accelerated, renewed or altered;

(b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property or other collateral by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

(c) exercise or refrain from exercising any rights against the Borrower, any other Guaranteed Party, any other Credit Party, any Subsidiary thereof, any other guarantor of the Borrower or others or otherwise act or refrain from acting;

(d) release or substitute any one or more endorsers, Guarantors, other guarantors, the Borrower, any other Guaranteed Party or other obligors;

(e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower or any other Guaranteed Party to creditors of the Borrower or such other Guaranteed Party other than the Secured Creditors;

(f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower or any other Guaranteed Party to the Secured Creditors regardless of what liabilities of the Borrower or such other Guaranteed Party remain unpaid;

(g) consent to or waive any breach of, or any act, omission or default under, any of the Secured Hedging Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Secured Hedging Agreements, the Credit Documents or any of such other instruments or agreements;

(h) act or fail to act in any manner which may deprive such Guarantor of its right to subrogation against the Borrower or any other Guaranteed Party to recover full indemnity for any payments made pursuant to this Guaranty; and/or

(i) take any other action or omit to take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under this Guaranty (including, without limitation, any action or omission whatsoever that might otherwise vary the risk of such Guarantor or constitute a legal or equitable defense to or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against such Guarantor).

No invalidity, illegality, irregularity or unenforceability of all or any part of the Guaranteed Obligations, the Credit Documents or any other agreement or instrument relating to the

6

Exhibit G

Guaranteed Obligations or of any security or guarantee therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full in cash of the Guaranteed Obligations.

6. CONTINUING GUARANTY. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Secured Creditor to inquire into the capacity or powers of the Borrower or any other Guaranteed Party or the officers, directors, partners or agents acting or purporting to act on its or their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

7. SUBORDINATION OF INDEBTEDNESS HELD BY GUARANTORS. Any indebtedness of the Borrower or any other Guaranteed Party now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower or such other Guaranteed Party to the Secured Creditors; and such indebtedness of the Borrower or such other Guaranteed Party to any Guarantor, if the Administrative Agent or the Collateral Agent, after an Event of Default has occurred and is continuing, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Secured Creditors and be paid over to the Secured Creditors on account of the indebtedness of the Borrower or such other Guaranteed Party to the Secured Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower or any other Guaranteed Party to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Secured Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash; provided, that if any amount shall be paid to such Guarantor on account of such subrogation rights at any time prior to the irrevocable payment in full in cash of all the Guaranteed Obligations, such amount shall be held in trust for the benefit of the Secured Creditors and shall forthwith be paid to the Secured Creditors to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Documents or, if the Credit Documents do not provide for the application of such amount, to be held by the Secured Creditors as collateral security for any Guaranteed Obligations thereafter existing.

7

Exhibit G

8. GUARANTY ENFORCEABLE BY ADMINISTRATIVE AGENT OR COLLATERAL AGENT. Notwithstanding anything to the contrary contained elsewhere in this Guaranty, the Secured Creditors agree (by their acceptance of the benefits of this Guaranty) that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least a majority of the outstanding Other Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent or, after all the Credit Document Obligations have been paid in full, by the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Guaranty and the Security Documents. The Secured Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, partner, member or stockholder of any Guarantor (except to the extent such partner, member or stockholder is also a Guarantor hereunder). It is understood and agreed that the agreement in this Section 8 is among and solely for the benefit of the Secured Creditors and that, if the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least a majority of the outstanding Other Obligations) so agree (without requiring the consent of any Guarantor), this Guaranty may be directly enforced by any Secured Creditor.

9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF GUARANTORS. In order to induce the Lenders to make Loans to, and issue Letters of Credit for the account of, the Borrower pursuant to the Credit Agreement, and in order to induce the Other Creditors to execute, deliver and perform the Secured Hedging Agreements to which they are a party, each Guarantor represents, warrants and covenants that:

(a) such Guarantor (i) is a duly organized and validly existing Company in good standing under the laws of the jurisdiction of its organization, (ii) has the Company power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the nature of its business requires such qualification, except for failures to be so qualified which, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

(b) such Guarantor has the Company power and authority to execute, deliver and perform the terms and provisions of this Guaranty and each other Document (such term, for purposes of this Guaranty, to mean each Credit Document (as defined in the Credit Agreement) and each Secured Hedging Agreement) to which it is a party and has taken all necessary Company action to authorize the execution, delivery and performance by it of this Guaranty and each such other Document;

(c) such Guarantor has duly executed and delivered this Guaranty and each other Document to which it is a party, and this Guaranty and each such other Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally

8

Exhibit G

affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(d) neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof, will (i) contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any material indenture, mortgage, deed of trust, loan agreement, credit agreement, notes agreement, guaranty agreement, or any other material agreement, contract or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) violate any provision of the certificate or articles of incorporation, by-laws, partnership agreement or limited liability company agreement (or equivalent organizational documents), as the case may be, of such Guarantor or any of its Subsidiaries;

(e) no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date when required and which remain in full force and effect), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty by such Guarantor or any other Document to which such Guarantor is a party or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Document to which such Guarantor is a party;

(f) there are no actions, suits or proceedings pending or, to such Guarantor’s knowledge, threatened (i) with respect to this Guaranty or any other Document to which such Guarantor is a party or (ii) with respect to such Guarantor or any of its Subsidiaries that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

(g) until the termination of the Total Commitment and all Secured Hedging Agreements and until such time as no Note or Letter of Credit remains outstanding and all Guaranteed Obligations have been paid in full (other than indemnities described in Section 13.01 of the Credit Agreement and analogous provisions in the Pledge Agreement which are not then due and payable), such Guarantor will comply, and will cause each of its Subsidiaries to comply, with all of the applicable provisions, covenants and agreements contained in Sections 9 and 10 of the Credit Agreement, and will take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Sections 9 and 10 of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries; and

(h) an executed (or conformed) copy of each of the Credit Documents, the Secured Hedging Agreements has been made available to a senior officer of such Guarantor and such officer is familiar with the contents thereof.

9

Exhibit G

10. EXPENSES. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of the Collateral Agent, the Administrative Agent and each other Secured Creditor in connection with the enforcement of this Guaranty and the protection of the Secured Creditors’ rights hereunder and any amendment, waiver or consent relating hereto (including, in each case, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) employed by the Collateral Agent, the Administrative Agent and each other Secured Creditor).

11. BENEFIT AND BINDING EFFECT. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Secured Creditors and their successors and assigns.

12. AMENDMENTS; WAIVERS. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released) and with the written consent of either (x) the Required Lenders (or, to the extent required by Section 13.12 of the Credit Agreement, with the written consent of each Lender) at all times prior to the time at which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time at which all Credit Document Obligations have been paid in full; provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such Class of Secured Creditors. For the purpose of this Guaranty, the term “Class” shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Guaranty, the term “Requisite Creditors” of any Class shall mean (x) with respect to the Credit Document Obligations, the Required Lenders (or, to the extent required by Section 13.12 of the Credit Agreement, each Lender) and (y) with respect to the Other Obligations, the holders of at least a majority of all Other Obligations outstanding from time to time under the Secured Hedging Agreements.

13. SET OFF. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any “Event of Default” as defined in the Credit Agreement and any payment default under any Secured Hedging Agreement continuing after any applicable grace period), each Secured Creditor is hereby authorized, at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Secured Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Secured Creditor under this Guaranty, irrespective of whether or not such Secured Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Each Secured Creditor (by its acceptance of the benefits hereof) acknowledges and agrees that the provisions of

10

Exhibit G

this Section 13 are subject to the sharing provisions set forth in Section 13.06 of the Credit Agreement.

14. NOTICE. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Administrative Agent or any Guarantor shall not be effective until received by the Administrative Agent or such Guarantor, as the case may be. All notices and other communications shall be in writing and addressed to such party (i) in the case of any Lender Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, at its address set forth opposite its signature below, and (iii) in the case of any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Guarantors; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

15. REINSTATEMENT. If any claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including, without limitation, the Borrower or any other Guaranteed Party), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any Note, any Secured Hedging Agreement or any other instrument evidencing any liability of the Borrower or any other Guaranteed Party, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

16. CONSENT TO JURISDICTION; SERVICE OF PROCESS; AND WAIVER OF TRIAL BY JURY. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE SECURED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document to which any Guarantor is a party may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, in each case located within the County of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the personal jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such courts lack personal jurisdiction over such Guarantor, and agrees not to plead or claim, in any legal action or proceeding with respect to this Guaranty or any other Credit Document to which such Guarantor is a party brought in any of the aforesaid courts, that any such court lacks personal jurisdiction over such Guarantor. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail,

11

Exhibit G

postage prepaid, to each Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document to which such Guarantor is a party that such service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

(b) Each Guarantor hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document to which such Guarantor is a party brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

(c) EACH GUARANTOR AND EACH SECURED CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

17. RELEASE OF GUARANTORS. (a) In the event that all of the Equity Interests of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of Section 10.02 of the Credit Agreement (or such sale, other disposition or liquidation has been approved in writing by the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall, upon consummation of such sale or other disposition (except to the extent that such sale or disposition is to the Borrower or another Subsidiary thereof), be released from this Guaranty automatically and without further action and this Guaranty shall, as to each Guarantor, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the Equity Interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 17(a)).

(b) Upon the payment in full of all Guaranteed Obligations and the termination of the Credit Agreement, Total Commitments and Letters of Credit (or, in the case of Letters of Credit, such Letters of Credit are cash collateralized or made subject to backstop letters of credit pursuant to documentation acceptable to the Collateral Agent and the Issuing Lender), the Guarantors shall be released from this Guaranty automatically and without further action and this Guaranty shall, as to each Guarantor, terminate, and have no further force or effect.

12

Exhibit G

18. CONTRIBUTION. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a “Relevant Payment”) is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor’s Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the “Aggregate Excess Amount”), each such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor’s Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the “Aggregate Deficit Amount”) in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor’s right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of each computation; provided that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been irrevocably paid in full in cash and the Total Commitment, all Secured Hedging Agreements and all Letters of Credit have been terminated, it being expressly recognized and agreed by all parties hereto that any Guarantor’s right of contribution arising pursuant to this Section 18 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor’s obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Section 18: (i) each Guarantor’s “Contribution Percentage” shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the “Adjusted Net Worth” of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the “Net Worth” of each Guarantor shall mean the amount by which the fair saleable value of such Guarantor’s assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty on such date). Notwithstanding anything to the contrary contained above, any Guarantor that is released from this Guaranty pursuant to Section 17 hereof shall thereafter have no contribution obligations, or rights, pursuant to this Section 18, and at the time of any such release, if the released Guarantor had an Aggregate Excess Amount or an Aggregate Deficit Amount, same shall be deemed reduced to $0, and the contribution rights and obligations of the remaining Guarantors shall be recalculated on the respective date of release (as otherwise provided above) based on the payments made hereunder by the remaining Guarantors. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 18, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment until all of the Guaranteed Obligations have been irrevocably paid in full in cash. Each of the Guarantors recognizes and acknowledges that the rights to contribution

13

Exhibit G

arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Lenders.

19. LIMITATION ON GUARANTEED OBLIGATIONS. Each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act of any similar Federal or state law. To effectuate the foregoing intention, each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and the other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

20. COUNTERPARTS. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

21. PAYMENTS. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by the Borrower under Sections 5.03 and 5.04 of the Credit Agreement.

22. ADDITIONAL GUARANTORS. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Guaranty after the date hereof pursuant to the Credit Agreement shall become a Guarantor hereunder by (x) executing and delivering a counterpart hereof to the Administrative Agent or executing a joinder agreement and delivering same to the Administrative Agent, in each case as may be requested by (and in form and substance satisfactory to) the Administrative Agent and (y) taking all actions as specified in this Guaranty as would have been taken by such Guarantor had it been an original party to this Guaranty, in each case with all documents required above to be delivered to the Administrative Agent with all documents and actions required to be taken above to be taken to the reasonable satisfaction of the Administrative Agent.

23. HEADINGS DESCRIPTIVE. The headings of the several Sections of this Guaranty are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guaranty.

14

Exhibit G

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

Address:

c/o Lee Enterprises, Incorporated		ACCUDATA, INC.
201 North Harrison Street, Suite 600		JOURNAL – STAR PRINTING CO.
Davenport, Iowa 52801		K. FALLS BASIN PUBLISHING, INC.
Attention: Chief Financial Officer		LEE CONSOLIDATED HOLDINGS CO.
Tel: (563) 383-2179		LEE PUBLICATIONS, INC.
Fax: (563) 327-2600		LEE PROCUREMENT SOLUTIONS CO.
SIOUX CITY NEWSPAPERS, INC.,
each as a Guarantor

	By:	/s/ C.D. Waterman III
Name: C.D. Waterman III
Title: Secretary

c/o Lee Enterprises, Incorporated		INN PARTNERS, L.C.,
201 North Harrison Street, Suite 600		as a Guarantor
Davenport, Iowa 52801
Attention: Chief Financial Officer		By ACCUDATA, INC., Managing Member
Tel: (563) 383-2179
Fax: (563) 327-2600	By:	/s/ C.D. Waterman III
Name: C.D. Waterman III
Title: Secretary

15

Exhibit G

Accepted and Agreed to: DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:	/s/ Susan LeFevre
Name: Susan LeFevre
Title: Managing Director

By:	/s/ Benjamin South
Name: Benjamin South
Title: Vice President

16

Exhibit 10.2ANX

ANNEX A

to

SECURITY AGREEMENT

SCHEDULE OF CHIEF EXECUTIVE OFFICES

Name of Assignor	Address(es) of Chief Executive Office

Lee Enterprises, Incorporated	201 N. Harrison St. Ste. 600, Davenport, IA 52801

Journal-Star Printing Co.	926 P Street, Lincoln, NE 68501

Accudata, Inc.	201 N. Harrison St. Ste. 600, Davenport, IA 52801

INN PARTNERS, L.C.	1510 47th Ave., Moline, IL 61265

K. Falls Basin Publishing, Inc.	201 N. Harrison St. Ste. 600, Davenport, IA 52801

Lee Consolidated Holdings Co.	507 Main Street, Rapid City, SD 57709

Lee Publications, Inc.	201 N. Harrison St. Ste. 600, Davenport, IA 52801

Lee Procurement Solutions Co.	201 N. Harrison St. Ste. 600, Davenport, IA 52801

Sioux City Newspapers, Inc.	515 Pavonia Street, Sioux City, IA 51102

ANNEX B

to

SECURITY AGREEMENT

[RESERVED]

ANNEX C

to

SECURITY AGREEMENT

SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION

(AND WHETHER A REGISTERED ORGANIZATION AND/OR

A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,

LOCATION, ORGANIZATIONAL IDENTIFICATION NUMBERS

AND FEDERAL EMPLOYER IDENTIFICATION NUMBERS

Exact Legal Name of Each Assignor	Type of Organization (or, if the Assignor is an Individual, so indicate)	Registered Organization (Yes/No)	Jurisdiction of Organization	Assignor’s Location (for purposes of NY UCC § 9-307)	Assignor’s Organization Identification Number (or, if it has none, so indicate)	Assignor’s Federal Employer Identification Number (or, if it has none, so indicate)	Transmitting Utility? (Yes/No)
Lee Enterprises, Incorporated	Corporation	Yes	Delaware	201 N. Harrison St. Ste. 600, Davenport, IA 52801	0441410	[redacted]	No

Journal-Star Printing Co.	Corporation	Yes	Nebraska	926 P Street, Lincoln, NE 68501	1367163		No

Accudata, Inc.	Corporation	Yes	Iowa	201 N. Harrison St. Ste. 600, Davenport, IA 52801	152599		No

INN PARTNERS, L.C.	Limited Liability Company	Yes	Iowa	1510 47th Ave., Moline, IL 61265	190119		No

Exact Legal Name of Each Assignor	Type of Organization (or, if the Assignor is an Individual, so indicate)	Registered Organization (Yes/No)	Jurisdiction of Organization	Assignor’s Location (for purposes of NY UCC § 9-307)	Assignor’s Organization Identification Number (or, if it has none, so indicate)	Assignor’s Federal Employer Identification Number (or, if it has none, so indicate)	Transmitting Utility? (Yes/No)
K. Falls Basin Publishing, Inc.	Corporation	Yes	Oregon	201 N. Harrison St. Ste. 600, Davenport, IA 52801	165730-16	[redacted]	No

Lee Consolidated Holdings Co.	Corporation	Yes	South Dakota	507 Main Street, Rapid City, SD 57709	DB029424		No

Lee Publications, Inc.	Corporation	Yes	Delaware	201 N. Harrison St. Ste. 600, Davenport, IA 52801	0786047		No

Lee Procurement Solutions Co.	Corporation	Yes	Iowa	201 N. Harrison St. Ste. 600, Davenport, IA 52801	24577		No

Sioux City Newspapers, Inc.	Corporation	Yes	Iowa	515 Pavonia Street, Sioux City, IA 51102	37516		No

ANNEX D

to

SECURITY AGREEMENT

[RESERVED]

ANNEX E

to

SECURITY AGREEMENT

DESCRIPTION OF CERTAIN SIGNIFICANT TRANSACTIONS OCCURRING WITHIN

ONE YEAR PRIOR TO THE DATE OF THE SECURITY AGREEMENT

Name of Assignor	Description of any Transactions as required by Section 2.8 of the Security Agreement

None

ANNEX F

to

SECURITY AGREEMENT

Schedule of Deposit Accounts

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Consolidated Holdings Co.	Lee Consolidated Holdings Co	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Incorporated	Lee Enterprises-Main Account		US Bank 201 W. 2nd Street Davenport, IA 52801	New York

Lee Procurement Solutions Co.	Lee Procurement Solutions		US Bank 201 W. 2nd Street Davenport, IA 52801	New York

Lee Enterprises, Incorporated	Lee Enterprises Inc - Flex		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Procurement Solutions Co.	Lee Procurement Solutions Co		US Bank 201 W. 2nd Street Davenport, IA 52801	New York

Lee Enterprises, Incorporated	Lee Circulation		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Incorporated	Lee Advertising		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Procurement Solutions Co.	Lee Procurement Solutions Co - AP		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Procurement Solutions Co.	Lee Procurement - Internal Transfer		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	North County Times 1721 Lbx		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	North County Times 1722		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Annex F

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Enterprises, Inc.	Billings Gazette	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Journal Star Printing Co.	The Journal Star - Lincoln		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Consolidated Holdings Co.	Rapid City Journal		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Beatrice Daily Sun		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Sioux City Newspapers, Inc.	Sioux City		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Herald & Review #1112 - Decatur		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

INN Partners L.C.	Inn LC dba Townnews 0102		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Racine Journal #1302		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Missoulian #1242		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	The Quad City Times		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Bismarck Tribune		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	The Sentinel #1542 Carlisle		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Annex F

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Publications, Inc.	The Times #1702 - Munster	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	The Times #1700 - Munster		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Waterloo Courier #1780		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Globe Gazette 1220 - Mason City		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	The Independent Record - Helena		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Montana Standard - Butte		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Mini Nickel 3120 - Bozeman		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Corvallis Gazette Times		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	The Southern Illinoisan - Carbondale		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Daily News - Longview		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Missoulian 1240		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Missoulian #1243 Rack Dep		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Annex F

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Enterprises, Inc.	River Valley Newspaper 1162	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Times News #1642		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Times & Democrat		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Journal Gazette - Mattoon		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Casper Star Tribune #1560		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Ledger Independent #1660 -Maysville		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Chippewa Herald 1072		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Farm & Ranch		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	The Prairie Star 3472		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Midwest Messenger Plaindealer - Tekamah		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Tri State Neighbor 3040		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Tri State Neighbor 3042		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Annex F

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Journal Star Printing Co.	Lincoln Journal Star 1180	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Post Star #1582 - Glens Falls		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	The Citizen #1502 - Auburn		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Columbus Telegram		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Fremont Tribune		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Journal Star Printing Co.	Plattsmouth Journal		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Montana Magazine		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	River Valley Newspaper 1160		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Thrifty Nickel #3322		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Muscatine Journal		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	The Quad City Times		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Elko Daily Free Press CC		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Annex F

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Publications, Inc.	Elko daily Free Press OTC	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Burley Rupert OTC		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Times & Democrat Lb 4024		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Racine Journal Times		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Quad City Times - ACH acct		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Quad City Times - Postal Acct		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Times News Twin Falls		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	The Southern Illinoisan - Carbondale		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Herald Review 111 - Decatur		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Iowa Farmer Today		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	The Sentinel Carlisle		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Consolidated Holdings Co.	Black Hills Weekly		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Annex F

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Enterprises, Inc.	Missoulian	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Racine Journal Times - Lockbox		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Post Star dba Glens Falls		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	The Citizen - Auburn		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	River Valley Newspaper Group		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Lee Agri Media		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Lee Enterprises Inc corporate depository		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	The Sentinel Carlisle		US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Incorporated	Columbus Telegram		First National Bank 2623 13th Street Columbus, NE 68601 402-564-1481 Jeanette Dean jdean@fnni.com		**

Lee Enterprises, Incorporated	River Valley Newspaper Group/Coulee News		Union State Bank 120 S Mill St PO Box 870 West Salem, WI 54669 608-786-0600 Steve Zeman		**

Lee Enterprises, Incorporated	David City Banner Press		First National Bank of Omaha 397 Fourth Street David City, NE 68632 402-267-6011 Patty Vaca pvaca@fnni.com		**

Annex F

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Enterprises, Incorporated	Fremont Tribune	[redacted]	Fremont National Bank 152 East 6th Street PO Box 228 Fremont, NE 68026 402-721-1050 Norma Zepeda nzepeda@fremontnational.com		**

Lee Enterprises, Incorporated	Muscatine Journal		Central State Bank 301 Iowa Avenue PO Box 146 Muscatine, IA 52761 563-263-3131 Cyndi Luth cyndi.luth@cbibanks.com		**

Lee Enterprises, Incorporated	Ravalli Republic		First Security Bank 100 W Main St Hamilton, MT 59840 406-363-3551		**

Lee Enterprises, Incorporated	The Missoulian/Hamilton Rack-Ravalli		First Security Bank 100 W Main St Hamilton, MT 59840 406-363-3551		**

Lee Enterprises, Incorporated	Tomah Journal		First Bank 1021 Superior Ave Tomah, WI 54660 608-372-7525 Cynthia Erdman		**

Lee Enterprises, Incorporated	Vernon County Broadcaster-Viroqua		Citizens First Bank 101 S Main St Viroqua, WI 54665 608-637-3133 Ron Moilien		**

Lee Consolidated Holdings Co.	Chadron Record		First National Bank 421 Cedar Street Chadron, NE 69337 308-432-5552 Steve Cleveland scleveland@fnbchadron.com		**

Journal-Star Printing Co.	Plattsmouth		Plattsmouth State Bank PO Box 340 Plattsmouth, NE 68048 402-296-2265 Deb Null dnull@plattsmouthbank.com		**

Annex F

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Publications, Inc.	Auburn - Adv	[redacted]	First Niagara Bank 115 Genesee Street Auburn, NY 13021 315-255-5121 Nancy Thomas nancy.thomas@fnfg.com	*Subject to Post Closing Letter dated January 30, 2012 –To be determined

Lee Publications, Inc.	Auburn - Circ		First Niagara Bank 115 Genesee Street Auburn, NY 13021 315-255-5121 Nancy Thomas nancy.thomas@fnfg.com		**

Lee Publications, Inc.	Carlisle		F & M Trust 20 South Main Street PO Box 6010 Chanbersburg, PA 17201 888-264-6116 Dianne Cornman dianne.cornman@f-mtrust.com	New York

Lee Publications, Inc.	Orangeburg		SCBT National Association Orangeburg SC PO Box 100115 Columbia, SC 29202 800-277-2175 Robert Hill Jr customercare@scbtonline.com	*Subject to Post Closing Letter dated January 30, 2012– To be determined

Lee Publications, Inc.	Twin Falls-		1st Federal 383 Shoshone Street North PO Box 249 Twin Falls, ID 83303 Robyn Sabins rsabins@firstfd.com		**

Sioux City Newspapers, Inc.	Sioux City		Great Southern Bank 329 Pierce St Sioux City, IA 51101 712-277-0246 Cindy Aspeotis		**

Lee Enterprises, Incorporated	Carbondale		Regions Bank 601 East Main Street PO Box 2108 Carbondale, IL 62902 Attn: Jacek Wiltonwski 618-529-2700 Ext 230	*Subject to Post Closing Letter dated January 30, 2012– To be determined

Annex F

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Enterprises, Incorporated	Carbondale	[redacted]	Regions Bank 601 East Main Street PO Box 2108 Carbondale, IL 62902 Attn: Jacek Wiltonwski 618-529-2700 Ext 230		**

Lee Enterprises, Incorporated	Decatur		Soy Capital Bank & Trust Company 455 North Main Street Decatur, IL 62523 217-429-8710 Attn: Melissa Frye mfrye@soybank.com	*Subject to Post Closing Letter dated January 30, 2012– To be determined

Lee Publications, Inc.	Glens Falls		Glens Falls National Bank & Trust 250 Glen Street Glens Falls, NY 12801 518-745-1000 ext 231 Attn: Paul Delgado emclaughlin@arrowbank.com	New York

Lee Enterprises, Incorporated	Schuyler Sun - NE weeklies Co. 308		Pinnacle Bank Po Box 427 Schuyler, NE 68661 Attn: Gwen M. Mach		**

Lee Publications, Inc.	Longview		Heritage Bank 927 Commerce Ave. PO Box 1518 Longview, WA 98632 360-501-7350 Attn: Rachelle Mayrott	New York

Lee Enterprises, Incorporated	Winona Daily News		Merchant’s Bank 102 East 3rd Street Winona, MN 55987 507-457-1190 Attn: Tammy Johnson tajohnson@merchantsbank.com		**

Lee Enterprises, Incorporated	Racine		Johnson Bank 555 Main Street , Ste 100 Racine, WI 53403 Attn: Tara Panasewicz tpanasewicz@johnsonbank.com	New York

Annex F

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Consolidated Holdings Co.	Black Hills Weeklies	[redacted]	First Interstate Bank 333 West Blvd Ste 100 Rapid City, SD 57709 605-348-3322 Attn: Danni Barry danni.barry@fib.com		**

Lee Enterprises, Incorporated	Globe Gazette - Mason City		First Citizen’s National Bank 2601 4th Street SW Mason City, IA 50401 641-423-1600 Ext 3315 Attn: Tiffany Nonnweiler tnonnwei@firstcitizensnb.com	*Subject to Post Closing Letter dated January 30, 2012– To be determined

Lee Enterprises, Incorporated	Globe Gazette - Mason City Bar-B-Q Account		First Citizen’s National Bank 2601 4th Street SW Mason City, IA 50401 641-423-1600 Ext 3315 Attn: Tiffany Nonnweiler tnonnwei@firstcitizensnb.com		**

ANNEX G

to

SECURITY AGREEMENT

Form of Control Agreement Regarding Deposit Accounts

AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this “Agreement”), dated as of             ,20[_], among the undersigned assignor (the “Assignor”) DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Collateral Agent (the “Collateral Agent”), and             (the “Deposit Account Bank”), as the “bank” (as defined in Section 9-102 of the UCC as in effect on the date hereof in the State of             (the “UCC”)) with which one or more deposit accounts (as defined in Section 9-102 of the UCC) are maintained by the Assignor (with all such deposit accounts now or at any time in the future maintained by the Assignor with the Deposit Account Bank being herein called the “Deposit Accounts”).

W I T N E S S E T H :

WHEREAS, the Assignor, various other assignors and the Collateral Agent have entered into a Security Agreement, dated as of [            ], (as amended, amended and restated, modified or supplemented from time to time, the “Security Agreement”), under which, among other things, in order to secure the payment of the Obligations (as defined in the Security Agreement), the Assignor has granted a security interest to the Collateral Agent for the benefit of the Secured Creditors (as defined in the Security Agreement) in all of the right, title and interest of the Assignor in and into any and all “deposit accounts” (as defined in Section 9-102 of the UCC) and in all monies, securities, instruments and other investments deposited therein from time to time (collectively, herein called the “Collateral”); and

WHEREAS, the Assignor desires that the Deposit Account Bank enter into this Agreement in order to establish “control” (as defined in Section 9-104 of the UCC) in each Deposit Account at any time or from time to time maintained with the Deposit Account Bank, and to provide for the rights of the parties under this Agreement with respect to such Deposit Accounts;

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Assignor’s Dealings with Deposit Accounts; Notice of Exclusive Control. Until the Deposit Account Bank shall have received from the Collateral Agent a Notice of Exclusive Control (as defined below), the Assignor shall be entitled to present items drawn on and otherwise to withdraw or direct the disposition of funds from the Deposit Accounts and give instructions in respect of the Deposit Accounts; provided, however, that the Assignor may not, and the Deposit Account Bank agrees that it shall not permit the Assignor to, without the Collateral Agent’s prior written consent, close any Deposit Account. If the Collateral Agent

Annex G

shall give to the Deposit Account Bank a notice of the Collateral Agent’s exclusive control of the Deposit Accounts, which notice states that it is a “Notice of Exclusive Control” (a “Notice of Exclusive Control”), only the Collateral Agent shall be entitled to withdraw funds from the Deposit Accounts, to give any instructions in respect of the Deposit Accounts and any funds held therein or credited thereto or otherwise to deal with the Deposit Accounts.

2.    Collateral Agent’s Right to Give Instructions as to Deposit Accounts. (a) Notwithstanding the foregoing or any separate agreement that the Assignor may have with the Deposit Account Bank, the Collateral Agent shall be entitled, for purposes of this Agreement, at any time to give the Deposit Account Bank instructions as to the withdrawal or disposition of any funds from time to time credited to any Deposit Account, or as to any other matters relating to any Deposit Account or any other Collateral, without further consent from the Assignor. The Assignor hereby irrevocably authorizes and instructs the Deposit Account Bank, and the Deposit Account Bank hereby agrees, to comply with any such instructions from the Collateral Agent without any further consent from the Assignor. Such instructions may include the giving of stop payment orders for any items being presented to any Deposit Account for payment. The Deposit Account Bank shall be fully entitled to rely on, and shall comply with, such instructions from the Collateral Agent even if such instructions are contrary to any instructions or demands that the Assignor may give to the Deposit Account Bank. In case of any conflict between instructions received by the Deposit Account Bank from the Collateral Agent and the Assignor, the instructions from the Collateral Agent shall prevail.

(b)    It is understood and agreed that the Deposit Account Bank’s duty to comply with instructions from the Collateral Agent regarding the Deposit Accounts is absolute, and the Deposit Account Bank shall be under no duty or obligation, nor shall it have the authority, to inquire or determine whether or not such instructions are in accordance with the Security Agreement or any other Credit Document (as defined in the Credit Agreement referred to in the Security Agreement), nor seek confirmation thereof from the Assignor or any other Person.

3.    Assignor’s Exculpation and Indemnification of Depository Bank. The Assignor hereby irrevocably authorizes and instructs the Deposit Account Bank to follow instructions from the Collateral Agent regarding the Deposit Accounts even if the result of following such instructions from the Collateral Agent is that the Deposit Account Bank dishonors items presented for payment from any Deposit Account. The Assignor further confirms that the Deposit Account Bank shall have no liability to the Assignor for wrongful dishonor of such items in following such instructions from the Collateral Agent. The Deposit Account Bank shall have no duty to inquire or determine whether the Assignor’s obligations to the Collateral Agent are in default or whether the Collateral Agent is entitled, under any separate agreement between the Assignor and the Collateral Agent, to give any such instructions. The Assignor further agrees to be responsible for the Deposit Account Bank’s customary charges and to indemnify the Deposit Account Bank from and to hold the Deposit Account Bank harmless against any loss, cost or expense that the Deposit Account Bank may sustain or incur in acting upon instructions which the Deposit Account Bank believes in good faith to be instructions from the Collateral Agent.

Annex G

4.    Subordination of Security Interests; Deposit Account Bank’s Recourse to Deposit Accounts. The Deposit Account Bank hereby subordinates any claims and security interests it may have against, or with respect to, any Deposit Account at any time established or maintained with it by the Assignor (including any amounts, investments, instruments or other Collateral from time to time on deposit therein) to the security interests of the Collateral Agent (for the benefit of the Secured Creditors) therein, and agrees that no amounts shall be charged by it to, or withheld or set-off or otherwise recouped by it from, any Deposit Account of the Assignor or any amounts, investments, instruments or other Collateral from time to time on deposit therein; provided that the Deposit Account Bank may, however, from time to time debit the Deposit Accounts for any of its customary charges in maintaining the Deposit Accounts or for reimbursement for the reversal of any provisional credits granted by the Deposit Account Bank to any Deposit Account, to the extent, in each case, that the Assignor has not separately paid or reimbursed the Deposit Account Bank therefor.

5.    Representations, Warranties and Covenants of Deposit Account Bank. The Deposit Account Bank represents and warrants to the Collateral Agent that:

(a)    The Deposit Account Bank constitutes a “bank” (as defined in Section 9-102 of the UCC), that the jurisdiction (determined in accordance with Section 9-304 of the UCC) of the Deposit Account Bank for purposes of each Deposit Account maintained by the Assignor with the Deposit Account Bank shall be one or more States within the United States.

(b)    The Deposit Account Bank shall not permit any Assignor to establish any demand, time, savings, passbook or other account with it which does not constitute a “deposit account” (as defined in Section 9-102 of the UCC).

(c)    The account agreements between the Deposit Account Bank and the Assignor relating to the establishment and general operation of the Deposit Accounts provide, whether specifically or generally, that the laws of              govern secured transactions relating to the Deposit Accounts and that the Deposit Account Bank’s “jurisdiction” for purposes of Section 9-304 of the UCC in respect of the Deposit Accounts is             . The Deposit Account Bank will not, without the Collateral Agent’s prior written consent, amend any such account agreement so that the Deposit Account Bank’s jurisdiction for purposes of Section 9-304 of the UCC is other than a jurisdiction permitted pursuant to preceding clause (a). All account agreements in respect of each Deposit Account in existence on the date hereof are listed on Annex A hereto and copies of all such account agreements have been furnished to the Collateral Agent. The Deposit Account Bank will promptly furnish to the Collateral Agent a copy of the account agreement for each Deposit Account hereafter established by the Deposit Account Bank for the Assignor.

(d)    The Deposit Account Bank has not entered and will not enter, into any agreement with any other Person by which the Deposit Account Bank is obligated to comply with instructions from such other Person as to the disposition of funds from any Deposit Account or other dealings with any Deposit Account or other of the Collateral.

Annex G

(e)    On the date hereof the Deposit Account Bank maintains no Deposit Accounts for the Assignor other than the Deposit Accounts specifically identified in Annex A hereto.

(f)    Any items or funds received by the Deposit Account Bank for the Assignor’s account will be credited to said Deposit Accounts specified in paragraph (e) above or to any other Deposit Accounts hereafter established by the Deposit Account Bank for the Assignor in accordance with this Agreement.

(g)    The Deposit Account Bank will promptly notify the Collateral Agent of each Deposit Account hereafter established by the Deposit Account Bank for the Assignor (which notice shall specify the account number of such Deposit Account and the location at which the Deposit Account is maintained), and each such new Deposit Account shall be subject to the terms of this Agreement in all respects.

6.    Deposit Account Statements and Information. The Deposit Account Bank agrees, and is hereby authorized and instructed by the Assignor, to furnish to the Collateral Agent, at its address indicated below, copies of all account statements and other information relating to each Deposit Account that the Deposit Account Bank sends to the Assignor and to disclose to the Collateral Agent all information requested by the Collateral Agent regarding any Deposit Account.

7.    Conflicting Agreements. This Agreement shall have control over any conflicting agreement between the Deposit Account Bank and the Assignor.

8.    Merger or Consolidation of Deposit Account Bank. Without the execution or filing of any paper or any further act on the part of any of the parties hereto, any bank into which the Deposit Account Bank may be merged or with which it may be consolidated, or any bank resulting from any merger to which the Deposit Account Bank shall be a party, shall be the successor of the Deposit Account Bank hereunder and shall be bound by all provisions hereof which are binding upon the Deposit Account Bank and shall be deemed to affirm as to itself all representations and warranties of the Deposit Account Bank contained herein.

9.    Notices. (a) All notices and other communications provided for in this Agreement shall be in writing (including facsimile) and sent to the intended recipient at its address or telex or facsimile number set forth below:

       If to the Collateral Agent, at:

       60 Wall Street

       New York, New York 10005

       Attention: Susan Lefevre

       Telephone No.: (212) 250-6114

       Telecopier No.: (212) 797-5692

        If to the Assignor, at:

Annex G

If to the Deposit Account Bank, at:

or, as to any party, to such other address or telex or facsimile number as such party may designate from time to time by notice to the other parties.

(b)    Except as otherwise provided herein, all notices and other communications hereunder shall be delivered by hand or by commercial overnight courier (delivery charges prepaid), or mailed, postage prepaid, or telexed or faxed, addressed as aforesaid, and shall be effective (i) three business days after being deposited in the mail (if mailed), (ii) when delivered (if delivered by hand or courier) and (iii) or when transmitted with receipt confirmed (if telexed or faxed); provided that notices to the Collateral Agent shall not be effective until actually received by it.

10.    Amendment. This Agreement may not be amended, modified or supplemented except in writing executed and delivered by all the parties hereto.

11.    Binding Agreement. This Agreement shall bind the parties hereto and their successors and assign and shall inure to the benefit of the parties hereto and their successors and assigns. Without limiting the provisions of the immediately preceding sentence, the Collateral Agent at any time or from time to time may designate in writing to the Deposit Account Bank a successor Collateral Agent (at such time, if any, as such entity becomes the Collateral Agent under the Security Agreement, or at any time thereafter) who shall thereafter succeed to the rights of the existing Collateral Agent hereunder and shall be entitled to all of the rights and benefits provided hereunder.

12.    Continuing Obligations. The rights and powers granted herein to the Collateral Agent have been granted in order to protect and further perfect its security interests in the Deposit Accounts and other Collateral and are powers coupled with an interest and will be affected neither by any purported revocation by the Assignor of this Agreement or the rights granted to the Collateral Agent hereunder or by the bankruptcy, insolvency, conservatorship or receivership of the Assignor or the Deposit Account Bank or by the lapse of time. The rights of the Collateral Agent hereunder and in respect of the Deposit Accounts and the other Collateral, and the obligations of the Assignor and Deposit Account Bank hereunder, shall continue in effect until the security interests of Collateral Agent in the Deposit Accounts and such other Collateral have been terminated and the Collateral Agent has notified the Deposit Account Bank of such termination in writing.

Annex G

13.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

14.    Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[Remainder of this page intentionally left blank; signature page follows]

Annex G

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

Assignor:

[NAME OF ASSIGNOR]

By:
Name: Title:

Collateral Agent:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Name: Title:

By:
Name: Title:

Deposit Account Bank:

[NAME OF DEPOSIT ACCOUNT BANK]

By:
Name: Title:

ANNEX H

to

SECURITY AGREEMENT

DESCRIPTION OF COMMERCIAL TORT CLAIMS

Name of Assignor	Description of Commercial Tort Claims

None

None over $100,000.00

ANNEX I

to

SECURITY AGREEMENT

SCHEDULE OF MARKS AND APPLICATIONS;

INTERNET DOMAIN NAME REGISTRATIONS

1.	Marks and Applications:

a.	Federal Marks (registered with the USPTO)

Owner	Mark	Reg. Date	Registration No.
INN Partners, L.C. d/b/a/ TownNews.com	Ad-Owl	6/16/2009	3639360
	MurlinStats	6/16/2009	3639364
	TownNews.com	6/16/2009	3639362

Lee Enterprises, Incorporated	Best Bridal	9/16/2008	3501832
	First. Best.	3/30/2010	3766801
	Journalstar.com	7/30/2002	2600249
	Lincoln Journal Star	4/23/2002	2563200
	Rapid City Journal	11/29/2005	3019904
	Sellitia.com	2/2/2010	3745545
	Sellitmt.com	9/1/2009	3678060
	Sellitsandiego.com	2/2/2010	3745546
	Sellitwi.com	9/8/2009	3681720
	Snoop	6/9/1992	1693756
	Today’s Deal Hop On It	7/5/2011	3988952
	Wheels For You	1/7/1997	2029349

Lee Procurement Solutions Co.	Albany Democrat-Herald	8/9/2005	2983247
	Beatrice Daily Sun	9/13/2005	2995157
	Billings Gazette	10/4/2005	3003817
	Classic Images	11/30/1993	1807513
	Classic Images	12/7/1999	2297511
	Columbus Telegram	1/24/2006	3049194

Annex I

Corncam	9/17/2002	2621368
Corvallis Gazette-Times	1/24/2006	3049193
Films of the Golden Age	1/27/1998	2133570
Films of the Golden Age	5/10/2011	3957298
Fremont Tribune	11/15/2005	3015260
Globe Gazette	1/10/2006	3040312
Hollywords	1/27/1998	2133569
Independent Record	12/13/2005	3027216
Iowa Farmer Today	7/1/1986	1399378
La Crosse Tribune	11/8/2005	3013050
Magic City Experience	7/19/2005	2973147
Midwest Messenger	8/10/1999	2269096
Missoulian	11/22/2005	3017463
Montana Magazine	5/7/1996	1972527
Muscatine Journal	2/7/2006	3057253
North County Times	4/19/2005	2941916
On The River	8/30/2005	2988937
Quad-City Times	3/8/2005	2930855
Ravalli Republic	12/6/2005	3023436
Sioux City Journal	11/1/2005	3010699
The Bismarck Tribune	12/27/2005	3034528
The Chippewa Herald	1/24/2006	3049359
The Journal Times	3/29/2005	2936435
The Montana Standard	5/3/2005	2946203
The Post-Star	12/13/2005	3026856
The Southern Illinoisan	1/17/2006	3044734
The Times and Democrat	7/12/2005	2967026
The Times-News	7/19/2005	2970506
Tidy Rak	8/25/1998	2184916
Times-Courier	1/24/2006	3049358

Annex I

	Tri-State Neighbor	2/25/1997	2040735
	Winona Daily News	1/31/2006	3053430
	Winonanet	8/5/1997	2086288
	Work For You	6/1/1999	2249727
	Your Mom	12/26/2006	3189898

Lee Publications, Inc.	The Citizen	6/15/2004	2853531
	The Ledger Independent	6/1/2004	2847485

b.	Federal Applications

None.

c.	State Marks

Owner	Mark	Registration/ Filing/Issued Date	Jurisdiction	Registration No.
Journal-Star Printing Co.	Lincoln Journal	5/26/1993	Nebraska	1247252
	Lincoln Journal-Star	5/26/1993	Nebraska	1247274
	The Lincoln Star	5/26/1993	Nebraska	1247296
	TV Week	5/26/1993	Nebraska	1247285

Lee Enterprises, Incorporated	The Ravalli Post (and design)	2/3/2010	Montana	T027278
	The Valley Post (and design)	2/10/2010	Montana	T027327
	Bismarck Tribune	6/4/2003	North Dakota	19332100
	Jeans Day! (and design)	5/27/1994	North Dakota	6221200
	Farm & Ranch Guide	11/27/1996	North Dakota	16068800

Annex I

	For Sale By Owner	6/25/2003	North Dakota	13597600
	North Dakota Online	7/13/1994	North Dakota	5263300
	Pennysaver	7/17/1989	North Dakota	4852500
	The Finder	6/4/2003	North Dakota	19332000
	The Journal Times	8/7/2002	Wisconsin	20025300281
	Turn to the Trib	1/25/2006	Wisconsin	20065601291
	Winona Daily News	3/5/2003	Wisconsin	20035301835
	Chippewa County Advertiser	9/27/2005	Wisconsin	20055600537
	Chippewa Valley Newspapers	3/5/2003	Wisconsin	20035301828
	Dunn County Reminder	8/24/2005	Wisconsin	20055600333
	Dunn County Shopper	9/21/2005	Wisconsin	20055600540
	La Crosse Tribune	3/5/2003	Wisconsin	20035301834
	The Chippewa Herald	9/21/2005	Wisconsin	20055600536
	The Dunn County News	9/21/2005	Wisconsin	20055600539
	Your Family Shopper	9/21/2005	Wisconsin	20055600538
	La Crosse Tribune County Amateur Golf Championship	3/10/2004	Wisconsin	20045401846

Lee Procurement Solutions Co.	Farm Times	6/9/2003	Idaho	17749
	Bettendorf News	4/9/1993	Iowa	165703
	Midwest Marketer	2/4/1992	Iowa	155904

Annex I

La Crosse Tribune	5/3/1993	Minnesota	20682
Minnesota Farm Guide	8/27/2002	Minnesota	32969
Winona Daily News	5/3/1993	Minnesota	20681
Independent Record	8/8/1983	Montana	T013760
Missoulian	3/18/1983	Montana	T013624
Penny Saver Wants Ads	5/14/1993	Montana	T017401
Platen Press	6/21/1993	Montana	T017431
Smart Shopper	10/18/2011	Montana	T028518
Thrifty Nickel Want Ads	5/10/1993	Montana	T017389
Your Free Paper Thrifty Nickel Penny Saver Want Ads	5/10/1993	Montana	T017390
L Lincolns Premier Lifestyle Magazine	5/14/2003	Nebraska	10045549
Corvallis Gazette- Times (and design)	5/2/2003	Oregon	36754
Mid-Valley Sunday	9/27/2001	Oregon	35405
Casper Star-Tribune	10/27/2003	Wyoming	2003-000456833

Annex I

2.	Internet Domain Name Registrations:

Assignors may use domain names and/or be the registrant of record for domain names that are beneficially owned by third parties that are not subject to or a part of this Agreement and therefore those domain names are not listed in this Annex I.

Assignors may own immaterial domain names that are not used and thus not included in this Annex. Assignors may also have included immaterial domain names in this Annex that are not in use. Domain names are set forth in this Annex under the subsidiaries who are their beneficial owners; however, such domain names may be formally registered to parties including: Lee Publications, Inc., Lee Procurement Solutions Co., Lee Enterprises, Lee Enterprises, Inc., INN Partners L.C., or Lee Consolidated Holdings Co.

DOMAIN NAME	BENEFICIAL OWNER
agweekly.com	Ag Weekly
dairymonthly.com	Ag Weekly
farmtimes.com	Ag Weekly
inlivestock.com	Ag Weekly
albany-democratherald.com	Albany Democrat-Herald
albanydemocrat-herald.com	Albany Democrat-Herald
albanydemocrathearld.com	Albany Democrat-Herald
albanydemocratherald.com	Albany Democrat-Herald
beavergameday.com	Albany Democrat-Herald
democrat-herald.com	Albany Democrat-Herald
democrateherald.com	Albany Democrat-Herald
democrathearld.com	Albany Democrat-Herald
democratherald.com	Albany Democrat-Herald
democratherald.xxx	Albany Democrat-Herald
democratheraldnewspaper.com	Albany Democrat-Herald
democraticherald.com	Albany Democrat-Herald
dhonline.com	Albany Democrat-Herald
dhwheelsforyou.com	Albany Democrat-Herald
generationsoregon.com	Albany Democrat-Herald
gtwheelsforyou.com	Albany Democrat-Herald
lebanon-express.com	Albany Democrat-Herald
midvalley.me	Albany Democrat-Herald
mid-valley.me	Albany Democrat-Herald
midvalleyhomefinder.com	Albany Democrat-Herald
midvalleymediagroup.com	Albany Democrat-Herald
midvalleynewspapers.com	Albany Democrat-Herald
midvalleynow.com	Albany Democrat-Herald
midvalleyrealestateextra.com	Albany Democrat-Herald

Annex I

midvalleyrex.com	Albany Democrat-Herald
midvalleysunday.com	Albany Democrat-Herald
midvalleyvoice.com	Albany Democrat-Herald
mventertainer.com	Albany Democrat-Herald
mvinbusiness.com	Albany Democrat-Herald
mvonline.com	Albany Democrat-Herald
mvourtown.com	Albany Democrat-Herald
mvvoice.com	Albany Democrat-Herald
mvwheels.com	Albany Democrat-Herald
sellitor.com	Albany Democrat-Herald
welcometoalbany.com	Albany Democrat-Herald
welcometocorvallis.com	Albany Democrat-Herald
westernoregon.com	Albany Democrat-Herald
beatricedailysun.com	Beatrice Daily Sun
beatricedailysun.xxx	Beatrice Daily Sun
sunlandbridal.com	Beatrice Daily Sun
sunlandcelebrations.com	Beatrice Daily Sun
sunlandpets.com	Beatrice Daily Sun
bellefourchepost.com	Belle Fourche Post and Bee
bellefourchepostandbee.com	Belle Fourche Post and Bee
bfpost.com	Belle Fourche Post and Bee
postandbee.com	Belle Fourche Post and Bee
501blog.com	Billings Gazette
bakkenhelpwanted.com	Billings Gazette
bgbids.com	Billings Gazette
billinggazette.com	Billings Gazette
billingsbusiness.com	Billings Gazette
billingsbusinesswatch.com	Billings Gazette
billingsgazette.com	Billings Gazette
billingsgazette.net	Billings Gazette
billingsgazette.tv	Billings Gazette
billingsgazette.xxx	Billings Gazette
billingsgazzette.com	Billings Gazette
billingshomeforsale.com	Billings Gazette
billingshouseforsale.com	Billings Gazette
billingsmagazine.com	Billings Gazette
billingsthriftynickel.com	Billings Gazette
billingswelcomehome.com	Billings Gazette
catgrizinsider.com	Billings Gazette
celebratebillings.com	Billings Gazette
enjoybillings.com	Billings Gazette

Annex I

gazoutdoors.com	Billings Gazette
gazprepsports.com	Billings Gazette
greentagsavings.com	Billings Gazette
hopontodaysdeal.com	Billings Gazette
hopontodaysdeals.com	Billings Gazette
hopontotodaysdeal.com	Billings Gazette
hopontotodaysdeals.com	Billings Gazette
hotbuyscoolcash.com	Billings Gazette
insideyellowstone.com	Billings Gazette
insideyellowstonepark.com	Billings Gazette
jobsbakken.com	Billings Gazette
lifewisemagazine.com	Billings Gazette
magiccityexperience.com	Billings Gazette
magiccitymagazine.com	Billings Gazette
montanafires.com	Billings Gazette
montanaflyline.com	Billings Gazette
montanaforum.com	Billings Gazette
montanalandmagazine.com	Billings Gazette
montanawheelsforyou.com	Billings Gazette
montanawheelsforyou.net	Billings Gazette
mybillingsgazette.com	Billings Gazette
newsmontana.net	Billings Gazette
savingsfortheseason.com	Billings Gazette
sellitmontana.com	Billings Gazette
sellitmt.com	Billings Gazette
supersummersavings.com	Billings Gazette
todaysdealbillings.com	Billings Gazette
todaysdealhoponit.com	Billings Gazette
todaysdealsbillings.com	Billings Gazette
todaysdealshoponit.com	Billings Gazette
westernbusinessnews.com	Billings Gazette
workbakken.com	Billings Gazette
workdakotas.com	Billings Gazette
worknd.com	Billings Gazette
workndakota.com	Billings Gazette
worksdakota.com	Billings Gazette
yellowstoneshopper.com	Billings Gazette
ad-ink.net	Bismarck Tribune
bismarcksportshow.com	Bismarck Tribune
bismarcktribune.com	Bismarck Tribune
bismarcktribune.xxx	Bismarck Tribune

Annex I

bismarcktribunesportshow.com	Bismarck Tribune
bismarktribune.com	Bismarck Tribune
dakotawheels.com	Bismarck Tribune
dakotawheels.net	Bismarck Tribune
finderads.com	Bismarck Tribune
ndbusinesswatch.com	Bismarck Tribune
ndbusinesswatch.net	Bismarck Tribune
ndfloods.com	Bismarck Tribune
ndfloods.net	Bismarck Tribune
ndcouponsource.com	Bismarck Tribune
ndhirepower.com	Bismarck Tribune
ndonline.com	Bismarck Tribune
ndwheelsforyou.com	Bismarck Tribune
southidahopress.com	Burley South Idaho Press
burtcountyplaindealer.com	Burt County Plaindealer
casperjournal.com	Casper Journal
casperjournal.net	Casper Journal
casperstartribune.com	Casper Star-Tribune
casperstartribune.info	Casper Star-Tribune
casperstartribune.net	Casper Star-Tribune
casperstartribune.org	Casper Star-Tribune
cnfr.net	Casper Star-Tribune
jacksonholestartrib.com	Casper Star-Tribune
livewellwyoming.com	Casper Star-Tribune
mormontrail.net	Casper Star-Tribune
mytribtown.com	Casper Star-Tribune
pokes.trib.com	Casper Star-Tribune
rodeo.trib.com	Casper Star-Tribune
sellitwy.com	Casper Star-Tribune
sellitwyo.com	Casper Star-Tribune
sellitwyoming.com	Casper Star-Tribune
startribuneauction.com	Casper Star-Tribune
trib.com	Casper Star-Tribune
tribextra.com	Casper Star-Tribune
tribextra.net	Casper Star-Tribune
walkacrosswyoming.com	Casper Star-Tribune
wereadnatrona.com	Casper Star-Tribune
wyomingjobquest.com	Casper Star-Tribune
wyominglandmagazine.com	Casper Star-Tribune
wyomingparadeofhomes.com	Casper Star-Tribune
wyomingwheelsforyou.com	Casper Star-Tribune

Annex I

wyomingwomensexpo.com	Casper Star-Tribune
wyowheels.com	Casper Star-Tribune
wyowheelsforyou.com	Casper Star-Tribune
wyoworks.com	Casper Star-Tribune
chadronnews.com	Chadron Record
thechadronnews.com	Chadron Record
carsautobody.net	Chippewa Herald
carsautobodyofwisconsin.com	Chippewa Herald
chippewa.com	Chippewa Herald
chippewacountyadvertiser.com	Chippewa Herald
chippewafalls.biz	Chippewa Herald
chippewaherald.com	Chippewa Herald
chippewavalleybusinessreport.com	Chippewa Herald
chippewavalleymarket.com	Chippewa Herald
chippewavalleynewspapers.com	Chippewa Herald
chippewavalleynewspapers.net	Chippewa Herald
coolcellstuff.com	Chippewa Herald
countryrvwi.com	Chippewa Herald
cvnews.net	Chippewa Herald
cvshoppers.com	Chippewa Herald
dnrdiecast.com	Chippewa Herald
dunnconnect.com	Chippewa Herald
dunncountyreminder.com	Chippewa Herald
dunncountyshopper.com	Chippewa Herald
dwn2earth.com	Chippewa Herald
dwntoearth.com	Chippewa Herald
eauclairehomeseller.com	Chippewa Herald
economyfurniture.net	Chippewa Herald
economyfurniture.us	Chippewa Herald
economystorage.info	Chippewa Herald
economywarehouse.com	Chippewa Herald
elite-audio.com	Chippewa Herald
entertainmentsolutions.tv	Chippewa Herald
entsolution.net	Chippewa Herald
freshnkleen.com	Chippewa Herald
horseofadifferentcolor.info	Chippewa Herald
ironwoodlogcreations.com	Chippewa Herald
jackconstruction-menomonie.com	Chippewa Herald
justkissitgoodbuy.com	Chippewa Herald
lakelanddoorsllc.com	Chippewa Herald
leeversfreshfoods.com	Chippewa Herald

Annex I

menomoniehomeseller.com	Chippewa Herald
monkeycompanies.com	Chippewa Herald
nitrodjs.com	Chippewa Herald
oakgardensassistedliving.com	Chippewa Herald
premierpoolsspas.com	Chippewa Herald
theetcmag.com	Chippewa Herald
thememorymakers.com	Chippewa Herald
vallysrestaurant.com	Chippewa Herald
wihomeseller.com	Chippewa Herald
Wisconsin-auctions.com	Chippewa Herald
wisconsinwheelsforyou.com	Chippewa Herald
wissotagreen.com	Chippewa Herald
wissotagreen.net	Chippewa Herald
wissotasprings.com	Chippewa Herald
yourfamilyshopper.com	Chippewa Herald
auburnpub.com	Citizen
auburnpub.xxx	Citizen
skjournal.com	Citizen
skaneatelesjournal.com	Citizen
classicimages.com	Classic Images
columbusareachoice.com	Columbus Telegram
columbustelegram.com	Columbus Telegram
columbustelegram.xxx	Columbus Telegram
schuyler-sun.com	Columbus Telegram
thebanner-press.com	Columbus Telegraph
corvallisgazettetimes.com	Corvallis Gazette-Times
gazettetimes.com	Corvallis Gazette-Times
gazettetimes.xxx	Corvallis Gazette-Times
gtconnect.com	Corvallis Gazette-Times
bestpracticeslowercolumbia.com	Daily News
columbiaviews.biz	Daily News
columbiaviews.com	Daily News
columbiaviews.info	Daily News
columbiaviews.net	Daily News
cowlitzcalendar.com	Daily News
cowlitzevents.com	Daily News
cowlitztomorrow.com	Daily News
gofourthfestival.org	Daily News
hairydeals.com	Daily News
lokeco.biz	Daily News
lokeco.info	Daily News

Annex I

lokeco.net	Daily News
lokeco.org	Daily News
lokeco.us	Daily News
lowercolumbiamedia.com	Daily News
mytdn.com	Daily News
shoplocalitmatters.com	Daily News
tdn.com	Daily News
tdnnin.com	Daily News
tdn-nin.com	Daily News
tdnnin.org	Daily News
tdn-nin.org	Daily News
tdnpreps.com	Daily News
wheelsforyoutdn.com	Daily News
dunnconnect.com	Dunn County News
dunncountyreminder.com	Dunn County Reminder
dunncountyshopper.com	Dunn County Shopper
elkodaily.com	Elko Daily Free Press
elkodaily.xxx	Elko Daily Free Press
elkovisitor.com	Elko Daily Free Press
miningquarterly.com	Elko Daily Free Press
ag-ads.com	Farm and Ranch Guide
agads.com	Farm and Ranch Guide
agbuzz.com	Farm and Ranch Guide
agonthego.com	Farm and Ranch Guide
farmandranchguide.com	Farm and Ranch Guide
farmequipmentcenter.com	Farm and Ranch Guide
farms4sale.com	Farm and Ranch Guide
illinoisfarmertoday.com	Farm and Ranch Guide
minnesotafarmguide.com	Farm and Ranch Guide
minnesotafarmguide.net	Farm and Ranch Guide
missourifarmertoday.com	Farm and Ranch Guide
mobileagsource.com	Farm and Ranch Guide
brittnewstribune.com	Forest City Summit
forestcitysummit.com	Forest City Summit
winnebagoshopper.com	Forest City Summit
foxxyshoppers.com	Foxxy Shopper - LaCrosse
lacrossefoxxy.com	Foxxy Shopper - LaCrosse
lacrossefoxxyshopper.com	Foxxy Shopper - LaCrosse
fremontneb.com	Fremont Tribune
fremonttribune.com	Fremont Tribune
fremonttribune.xxx	Fremont Tribune

Annex I

ftrib.com	Fremont Tribune
burtonwood.com	Globe-Gazette/Sunday Globe
charliebrownchildcare.com	Globe-Gazette/Sunday Globe
clearlakeshoppes.com	Globe-Gazette/Sunday Globe
firstgabrielsonagency.com	Globe-Gazette/Sunday Globe
globegazette.com	Globe-Gazette/Sunday Globe
globegazette.net	Globe-Gazette/Sunday Globe
globegazette.xxx	Globe-Gazette/Sunday Globe
iowaauctionsonline.com	Globe-Gazette/Sunday Globe
leecampersmc.com	Globe-Gazette/Sunday Globe
leescampersmc.com	Globe-Gazette/Sunday Globe
masoncityglobegazette.com	Globe-Gazette/Sunday Globe
masoncityshopper.com	Globe-Gazette/Sunday Globe
minnesotaauctionsonline.com	Globe-Gazette/Sunday Globe
niowarealty.com	Globe-Gazette/Sunday Globe
northiowanews.com	Globe-Gazette/Sunday Globe
northiowarealty.net	Globe-Gazette/Sunday Globe
southbridgemall.net	Globe-Gazette/Sunday Globe
trksp.com	Globe-Gazette/Sunday Globe
wrightiniowa.com	Globe-Gazette/Sunday Globe
accessdecatur.com	Herald & Review
decaturfood.com	Herald & Review
decaturguide.com	Herald & Review
decaturguide.net	Herald & Review
decaturheraldreview.com	Herald & Review
decaturlimited.com	Herald & Review
decaturwelikeithere.com	Herald & Review
getoutandgolf.net	Herald & Review
herald-review.com	Herald & Review
herald-review.xxx	Herald & Review
heraldandreview.com	Herald & Review
heraldreview.com	Herald & Review
hrpreps.com	Herald & Review
myh-r.com	Herald & Review
nowdrivingonline.com	Herald & Review
sellitil.com	Herald & Review
sellitil.net	Herald & Review
sellitillinois.com	Herald & Review
sellitillinois.net	Herald & Review
thebusiness-journal.com	Herald & Review
theprairieshopper.com	Herald & Review

Annex I

welikeithere.com	Herald & Review
williamstreetpress.com	Herald & Review
workforyouillinois.com	Herald & Review
hotspringsstar.com	Hot Springs Star
houstonconews.com	Houston County News
lacrescent.com	Houston County News
adit.com	Independent Record Technical Services
dividemag.com	Independent Record Technical Services
flightmagazine.org	Independent Record Technical Services
helenahomegallery.com	Independent Record Technical Services
helenahomeseller.com	Independent Record Technical Services
helenair.com	Independent Record Technical Services
helenair.mobi	Independent Record Technical Services
helenair.net	Independent Record Technical Services
helenair.xxx	Independent Record Technical Services
helenalifestyles.com	Independent Record Technical Services
helenatopjobs.com	Independent Record Technical Services
montanabeltway.com	Independent Record Technical Services
spectatorsguidemontana.com	Independent Record Technical Services
spectatorsguidemt.com	Independent Record Technical Services
theindependentrecord.com	Independent Record Technical Services
ad-owl.com	INN Partners, L.C.
anytimeanything.com	INN Partners, L.C.
anytimenews.com	INN Partners, L.C.
anytownnews.com	INN Partners, L.C.
artisticdisplayads.com	INN Partners, L.C.
bigfoot-print.com	INN Partners, L.C.
bloxcms.com	INN Partners, L.C.
buysellbuy.com	INN Partners, L.C.
carsortrucks.com	INN Partners, L.C.
commercialpropertiesmontana.com	INN Partners, L.C.
commercialpropertiesmt.com	INN Partners, L.C.
commercialpropertymontana.com	INN Partners, L.C.
commercialpropertymt.com	INN Partners, L.C.
communitypapers.com	INN Partners, L.C.
cool-ads.com	INN Partners, L.C.
dotconnectmedia.com	INN Partners, L.C.
flippinflies.com	INN Partners, L.C.
florencecivicclub.com	INN Partners, L.C.
gritzblitz.com	INN Partners, L.C.
grumpyguy.com	INN Partners, L.C.

Annex I

hawaiionline.net	INN Partners, L.C.
homeforu.net	INN Partners, L.C.
huskerillustrated.com	INN Partners, L.C.
imgworldwide.com	INN Partners, L.C.
innsites.net	INN Partners, L.C.
innstats.net	INN Partners, L.C.
inntours.net	INN Partners, L.C.
kauaitimes.net	INN Partners, L.C.
kool-ads.com	INN Partners, L.C.
leeunionfree.com	INN Partners, L.C.
leeunionfree.net	INN Partners, L.C.
lonestarjobnetwork.com	INN Partners, L.C.
monsterjobnetwork.com	INN Partners, L.C.
murlinstats.net	INN Partners, L.C.
newspaperjobnetwork.com	INN Partners, L.C.
niyouthcenter.com	INN Partners, L.C.
nostlguild.com	INN Partners, L.C.
osceolaclassifieds.com	INN Partners, L.C.
ourjobnetwork.com	INN Partners, L.C.
peakmagazine.net	INN Partners, L.C.
poincianaclassifieds.com	INN Partners, L.C.
qcdoc.org	INN Partners, L.C.
soonerstateclassifieds.com	INN Partners, L.C.
special-sections.com	INN Partners, L.C.
theywantyourduesinstlouis.com	INN Partners, L.C.
thisisyourhome.net	INN Partners, L.C.
townnews-cms.com	INN Partners, L.C.
townnews-design.com	INN Partners, L.C.
townnews-mail.com	INN Partners, L.C.
townnews-redesign.com	INN Partners, L.C.
townnews-staging.com	INN Partners, L.C.
townnews.biz	INN Partners, L.C.
townnews.com	INN Partners, L.C.
townnews.usa	INN Partners, L.C.
townnewsdesign.com	INN Partners, L.C.
townsendcommunication.com	INN Partners, L.C.
yourjobnetwork.com	INN Partners, L.C.
westlawnmarket.com	INN Partners, L.C.
wiredpartners.net	INN Partners, L.C.
agonthego.com	Iowa Farmer Today
combinecam.com	Iowa Farmer Today

Annex I

corncam.com	Iowa Farmer Today
cropblog.com	Iowa Farmer Today
cropwatchblog.com	Iowa Farmer Today
dairycam.com	Iowa Farmer Today
iowafarmer.biz	Iowa Farmer Today
iowafarmer.com	Iowa Farmer Today
iowafarmer.info	Iowa Farmer Today
iowafarmertoday.com	Iowa Farmer Today
iowavotersguide.com	Iowa Farmer Today
marketwatchonline.com	Iowa Farmer Today
midwestmarketer.com	Iowa Farmer Today
mobileagsource.com	Iowa Farmer Today
soybeancam.com	Iowa Farmer Today
tractorcam.com	Iowa Farmer Today
262scene.com	Journal Times
262thescene.com	Journal Times
animalcrackersjazz.com	Journal Times
battlegroundwisconsin.com	Journal Times
bikeracine.com	Journal Times
burlingtonbeat.com	Journal Times
bustedwi.com	Journal Times
caledoniacommunity.com	Journal Times
cheese-o-sphere.com	Journal Times
cheeseosphere.com	Journal Times
cycleusa.com	Journal Times
designanad.com	Journal Times
discoverburlingtononline.com	Journal Times
discoverracinecounty.com	Journal Times
greatwheelsforyou.com	Journal Times
journaltimes.com	Journal Times
journaltimes.xxx	Journal Times
journaltimesonline.com	Journal Times
jtcommunity.com	Journal Times
jtnie.com	Journal Times
jtsportspage.com	Journal Times
kenoshareport.com	Journal Times
lighthouserun.com	Journal Times
mallofwis.com	Journal Times
myjournaltimes.com	Journal Times
plattsmouthjournal.com	Journal Times
racineanimalcrackers.com	Journal Times

Annex I

racinebears.com	Journal Times
racinebusinessmachines.com	Journal Times
racinecareerfest.com	Journal Times
racinecats.com	Journal Times
racinecounty.com	Journal Times
racinecountybride.com	Journal Times
racinecountyhomes.net	Journal Times
racinecountyjobs.net	Journal Times
racinecountywheels.net	Journal Times
racinecoupons.com	Journal Times
racinedining.com	Journal Times
racinedogdays.com	Journal Times
racinedowntown.com	Journal Times
racinejournaltimes.com	Journal Times
racinelighthouserun.com	Journal Times
racinepennysaver.com	Journal Times
racinepublicart.com	Journal Times
racinereport.com	Journal Times
racinesportszone.com	Journal Times
racinetv.com	Journal Times
racineweddings.com	Journal Times
racinewinterfest.com	Journal Times
rageracine.com	Journal Times
readershipeditor.com	Journal Times
relocatetosewisconsin.com	Journal Times
scene262.com	Journal Times
schoolsportsstars.com	Journal Times
searchkenosha.com	Journal Times
searchkenosha.net	Journal Times
searchracine.com	Journal Times
searchracine.net	Journal Times
sellitkenosha.com	Journal Times
sellitracine.com	Journal Times
sellitwi.com	Journal Times
shopforu.com	Journal Times
shopinracine.com	Journal Times
talkinbaseballandbrewers.com	Journal Times
talkinbrewers.com	Journal Times
the262scene.com	Journal Times
thejournaltimes.com	Journal Times
thescene262.com	Journal Times

Annex I

usedcarskenosha.com	Journal Times
usedcarsracine.com	Journal Times
voteinracine.com	Journal Times
windpointcommunity.com	Journal Times
wisconsinsportfishingclubs.com	Journal Times
wisconsinwportfishingclubs.com	Journal Times
woelfelworld.com	Journal Times
wrightinracine.com	Journal Times
youknowmoore.com	Journal Times
7riversads.com	LaCrosse Tribune
7riverscars.com	LaCrosse Tribune
7riversclassifieds.com	LaCrosse Tribune
7rivershomes.com	LaCrosse Tribune
7riversjobfair.com	LaCrosse Tribune
7riversjobs.com	LaCrosse Tribune
7riversmarketplace.com	LaCrosse Tribune
7riverswebsites.com	LaCrosse Tribune
bestofrivervalley.com	LaCrosse Tribune
bestoftherivervalley.com	LaCrosse Tribune
bike-trails.net	LaCrosse Tribune
couleenews.com	LaCrosse Tribune
courierlifenews.com	LaCrosse Tribune
getitrivervalley.com	LaCrosse Tribune
healthylivingtoday.net	LaCrosse Tribune
holmencourier.com	LaCrosse Tribune
homeselleronline.com	LaCrosse Tribune
insidepreps.com	LaCrosse Tribune
jacksoncountychronicle.com	LaCrosse Tribune
jimmygillman.com	LaCrosse Tribune
lacrossenet.com	LaCrosse Tribune
lacrossetribune.com	LaCrosse Tribune
lacrossetribune.net	LaCrosse Tribune
lacrossetribune.org	LaCrosse Tribune
lacrossetribune.xxx	LaCrosse Tribune
lxtrb.mobi	LaCrosse Tribune
melrose-chronicle.com	LaCrosse Tribune
mybellaonline.com	LaCrosse Tribune
myliveonline.com	LaCrosse Tribune
my.rivervalleyvoice.com	LaCrosse Tribune
onalaskacommunitylife.com	LaCrosse Tribune
onalaskalife.com	LaCrosse Tribune

Annex I

rivervalleyblogs.com	LaCrosse Tribune
rivervalleybusinessreport.com	LaCrosse Tribune
rivervalleynewspapers.com	LaCrosse Tribune
rivervalleyoutdoors.com	LaCrosse Tribune
rivervalleyvoice.com	LaCrosse Tribune
rvbr.com	LaCrosse Tribune
salutingservice.com	LaCrosse Tribune
spartafoxxyshopper.com	LaCrosse Tribune
strayvoltage.org	LaCrosse Tribune
strictly-golf.com	LaCrosse Tribune
tomahjournal.com	LaCrosse Tribune
tricountyfoxxy.com	LaCrosse Tribune
vernonbroadcaster.com	LaCrosse Tribune
westbytimes.com	LaCrosse Tribune
wheelsforyou-online.com	LaCrosse Tribune
wheelswebsite.com	LaCrosse Tribune
windn.mobi	LaCrosse Tribune
winonafoxxy.com	LaCrosse Tribune
winonafoxxyshopper.com	LaCrosse Tribune
lawrencecountyjournal.com	Lawrence County Journal
lebanon-express.com	Lebanon Express
lebanon-express.xxx	Lebanon Express
brackencommunity.com	Ledger Independent
bracken-online.com	Ledger Independent
flemingcommunity.com	Ledger Independent
flemingsburg-online.com	Ledger Independent
georgetown-online.com	Ledger Independent
ledger-independent.com	Ledger Independent
lewisco-online.com	Ledger Independent
maysville.com	Ledger Independent
maysville-online.com	Ledger Independent
maysville-online.xxx	Ledger Independent
ripleyohio-online.com	Ledger Independent
robertsoncommunity.com	Ledger Independent
theledgerindependent.com	Ledger Independent
westunion-online.com	Ledger Independent
leeagrimedia.com	Lee Agri-Media
leeagrimedia.net	Lee Agri-Media
5centads.com	Lee Enterprises
agri-marketplace.com	Lee Enterprises
agrimarketplace.com	Lee Enterprises

Annex I

bigskyfires.com	Lee Enterprises
communityforum.com	Lee Enterprises
decatur.biz	Lee Enterprises
digitaldemocracy.com	Lee Enterprises
getitcentral.com	Lee Enterprises
gregschermer.com	Lee Enterprises
guild-lee.com	Lee Enterprises
guild-lee.net	Lee Enterprises
guild-lee.org	Lee Enterprises
iowavoter.com	Lee Enterprises
lawrencecountycentennial.com	Lee Enterprises
lee-eteam.com	Lee Enterprises
lee-guild.com	Lee Enterprises
lee-guild.net	Lee Enterprises
lee-guild.org	Lee Enterprises
lee-interactive.com	Lee Enterprises
lee-online.com	Lee Enterprises
lee-watch.com	Lee Enterprises
lee-watch.net	Lee Enterprises
lee-watch.org	Lee Enterprises
lee.net	Lee Enterprises
leeag.com	Lee Enterprises
leecmstraining.com	Lee Enterprises
leeent.net	Lee Enterprises
leeenterprises.biz	Lee Enterprises
leeenterprises.com	Lee Enterprises
leelocal.com	Lee Enterprises
leenorthwestpublishing.com	Lee Enterprises
leetemplates.com	Lee Enterprises
leetraining.com	Lee Enterprises
mjonline.com	Lee Enterprises
mtfires.com	Lee Enterprises
muscatine.biz	Lee Enterprises
muscatinepost.com	Lee Enterprises
mvtrio.com	Lee Enterprises
nickelads.com	Lee Enterprises
nickelads.org	Lee Enterprises
outdoormotors.com	Lee Enterprises
riverfloodwatch.com	Lee Enterprises
shawano.biz	Lee Enterprises
takemethere.net	Lee Enterprises

Annex I

takemethere.org	Lee Enterprises
thechoiceonline.com	Lee Enterprises
thunderinthehills.com	Lee Enterprises
todaysvoter.com	Lee Enterprises
vocap.com	Lee Enterprises
voicecapture.com	Lee Enterprises
wheelforyou.com	Lee Enterprises
wheelsforyouonline.com	Lee Enterprises
wiredpartners.net	Lee Enterprises
wiredpartnerswebdesign.com	Lee Enterprises
wiredpartnerswebhosting.com	Lee Enterprises
wisconsinhomes.com	Lee Enterprises
workforyou.com	Lee Enterprises
yourvoiceatlee.com	Lee Enterprises
cattleseller.com	Lee Procurement Solutions Co.
402411.com	Lincoln Journal Star
apartmentsforyou.com	Lincoln Journal Star
beatriceexperts.com	Lincoln Journal Star
celebratenebraska.com	Lincoln Journal Star
discoverbeatrice.com	Lincoln Journal Star
discoverfremont.com	Lincoln Journal Star
discoverlincoln.com	Lincoln Journal Star
discovernebraska.com	Lincoln Journal Star
fremontexperts.com	Lincoln Journal Star
huskerexpress.com	Lincoln Journal Star
huskerextra.com	Lincoln Journal Star
huskerfootball.com	Lincoln Journal Star
journalstar.com	Lincoln Journal Star
journalstar.xxx	Lincoln Journal Star
journalstarads.com	Lincoln Journal Star
kansaswheelsforyou.com	Lincoln Journal Star
lincolnhomesandrealestate.com	Lincoln Journal Star
lincolnjobs.com	Lincoln Journal Star
lincolnjournalstar.com	Lincoln Journal Star
lincolnswitch.com	Lincoln Journal Star
lmagazinelincoln.com	Lincoln Journal Star
mystarcitysports.com	Lincoln Journal Star
nebraskahomesandrealestate.com	Lincoln Journal Star
nebraskaspot.com	Lincoln Journal Star
nebraskaspot.net	Lincoln Journal Star
nebraskawheelsforyou.com	Lincoln Journal Star

Annex I

nebweb.com	Lincoln Journal Star
neighborhoodextra.com	Lincoln Journal Star
onemagazineomaha.com	Lincoln Journal Star
outdoorwheels.com	Lincoln Journal Star
outdoorwheelsforyou.com	Lincoln Journal Star
rentalsforyou.com	Lincoln Journal Star
saddleupnebraska.com	Lincoln Journal Star
sellitnebraska.com	Lincoln Journal Star
starcityhealth.com	Lincoln Journal Star
sunlanddiningcard.com	Lincoln Journal Star
switchlincoln.com	Lincoln Journal Star
ultimatehomedelivery.com	Lincoln Journal Star
wheelsforyou.com	Lincoln Journal Star
wheelsforyoukansas.com	Lincoln Journal Star
wheelsforyounebraska.com	Lincoln Journal Star
workforyounebraska.com	Lincoln Journal Star
masoncitynet.com	Mason City Shopper
jg-tc.com	Mattoon Journal-Gazette
jg-tc.xxx	Mattoon Journal-Gazette
blackhillspress.com	Meade County Times-Tribune
meadecountytimes.com	Meade County Times-Tribune
meadecountytimestribune.com	Meade County Times-Tribune
midwestmessenger.com	Midwest Messenger
ruralvoterguide.com	Midwest Messenger
saddleupkansas.com	Midwest Messenger
saddleupnebraska.com	Midwest Messenger
midwestbullseye.com	Midwest Producer
midwestproducer.com	Midwest Producer
gallatingold.com	Mini Nickel
mininickel.com	Mini Nickel
iowafarmguide.com	Minnesota Farm Guide
autopartsplustools.com	Missoulian
beerandwinemt.com	Missoulian
bigskysportshow.com	Missoulian
billingsbeacon.com	Missoulian
billingsbeacon.net	Missoulian
billingshomeseller.com	Missoulian
billspieceofmind.com	Missoulian
bitterrootbeacon.com	Missoulian
bitterrootbeacon.net	Missoulian
bitterrootevents.com	Missoulian

Annex I

bitterrootevents.net	Missoulian
bitterrootfamilies.com	Missoulian
bitterrootflatfinder.com	Missoulian
bitterroothomeseller.com	Missoulian
bitterrootmotel.net	Missoulian
bitterrootpolitics.com	Missoulian
bitterrootrecreation.com	Missoulian
bitterrootwomensnetwork.com	Missoulian
bobcatgrowler.com	Missoulian
bobcatgrowler.net	Missoulian
bradyssportsmansurplus.com	Missoulian
bridesandgroomsmontana.com	Missoulian
bridesandgroomsmt.com	Missoulian
buffalopost.net	Missoulian
buttebeacon.com	Missoulian
buttebeacon.net	Missoulian
butteevents.net	Missoulian
buttehomeseller.com	Missoulian
buymontana.net	Missoulian
catgrowler.com	Missoulian
catgrowler.net	Missoulian
couponingmissoula.com	Missoulian
diningoutmissoula.com	Missoulian
easylivingexpo.com	Missoulian
eholidaymarketplace.com	Missoulian
enjoymontana.com	Missoulian
eyeincamera.com	Missoulian
farranproperties.com	Missoulian
flatheadhomeseller.com	Missoulian
flatheadlakenews.com	Missoulian
flatheadvalleynews.com	Missoulian
graduationmattersmissoula.com	Missoulian
graduationmattersmissoula.org	Missoulian
greatfallsbeacon.com	Missoulian
greatfallsbeacon.net	Missoulian
grizfootball.com	Missoulian
grizmania.com	Missoulian
grizpawblog.com	Missoulian
griztube.com	Missoulian
grizzlygrowler.com	Missoulian
grizzlygrowler.net	Missoulian

Annex I

grizzlynickel.com	Missoulian
guidemontana.com	Missoulian
hamiltonbeacon.com	Missoulian
hamiltonbeacon.net	Missoulian
hamiltonhomeseller.com	Missoulian
healthandfitness101.com	Missoulian
helenabeacon.com	Missoulian
helenabeacon.net	Missoulian
holidayathometour.com	Missoulian
hoparts.com	Missoulian
i-five.net	Missoulian
i-ninety.net	Missoulian
incamera360.com	Missoulian
inthelupe.com	Missoulian
kalispellevents.com	Missoulian
kalispellevents.net	Missoulian
kalispellhomeseller.com	Missoulian
knowyourvino.com	Missoulian
lastbestlist.com	Missoulian
lastbestlist.mobi	Missoulian
lastbestlist.net	Missoulian
lendersinthebuff.com	Missoulian
lifeintheroot.com	Missoulian
livingoutdoorsmt.com	Missoulian
livingwellmontana.com	Missoulian
livingwellmt.com	Missoulian
lmgworldwide.net	Missoulian
misoodle.com	Missoulian
missoulabeacon.com	Missoulian
missoulabeacon.net	Missoulian
missouladealers.com	Missoulian
missouladns.com	Missoulian
missouladowntownjobs.com	Missoulian
missoulaeditor.com	Missoulian
missoulaentertainer.com	Missoulian
missoulaeventscenter.com	Missoulian
missoulaeventscenter.net	Missoulian
missoulaeventscenter.org	Missoulian
missoulaflatfinder.com	Missoulian
missoulafoodie.com	Missoulian
missoulahomeseller.com	Missoulian

Annex I

missoulahomesellers.com	Missoulian
missoulajobblast.com	Missoulian
missoulajobblast.mobi	Missoulian
missoulameetings.com	Missoulian
missoulamom.com	Missoulian
missoulanews.mobi	Missoulian
missoulapaws.com	Missoulian
missoulapets.com	Missoulian
missoulaprep.com	Missoulian
missoulapreps.com	Missoulian
missoulaprepzone.com	Missoulian
missoulapublicart.com	Missoulian
missoularedtape.com	Missoulian
missoularentalfinder.com	Missoulian
missoulaschoice.com	Missoulian
missoulasearch.mobi	Missoulian
missoulatube.com	Missoulian
missoulian.com	Missoulian
missoulian.net	Missoulian
missoulian.us	Missoulian
missoulian.xxx	Missoulian
missoulianads.com	Missoulian
missoulianentertainer.com	Missoulian
missouliannews.mobi	Missoulian
missoulianprepzone.com	Missoulian
missouliantube.com	Missoulian
missoulien.com	Missoulian
mmgmontana.com	Missoulian
montanaadventurer.com	Missoulian
montanaautofinder.com	Missoulian
montanabeacon.com	Missoulian
montanabeacon.net	Missoulian
montanabeerblog.com	Missoulian
montanabeerblog.net	Missoulian
montanabiggame.com	Missoulian
montanacareerexpo.com	Missoulian
montanaclub.com	Missoulian
montanaelections.net	Missoulian
montanaflatfinder.com	Missoulian
montanagigs.com	Missoulian
montanagrowler.com	Missoulian

Annex I

montanagrowler.net	Missoulian
montanaheartsmart.com	Missoulian
montanahomeseller.com	Missoulian
montanahomesforyou.com	Missoulian
montanahomesforyou.net	Missoulian
montanahomesforyou.org	Missoulian
montanajobblast.com	Missoulian
montanajobblast.mobi	Missoulian
montanamessenger.com	Missoulian
montananews.mobi	Missoulian
montanaonsale.com	Missoulian
montanaonsale.mobi	Missoulian
montanaonsale.net	Missoulian
montanaonsale.org	Missoulian
montanasculturaltreasures.com	Missoulian
montanasnowsports.com	Missoulian
montanatracker.com	Missoulian
movingtobillings.com	Missoulian
movingtobillings.net	Missoulian
movingtobillings.org	Missoulian
movingtobozeman.com	Missoulian
movingtobozeman.net	Missoulian
movingtobozeman.org	Missoulian
movingtobutte.com	Missoulian
movingtobutte.net	Missoulian
movingtobutte.org	Missoulian
movingtogreatfalls.com	Missoulian
movingtogreatfalls.net	Missoulian
movingtogreatfalls.org	Missoulian
movingtohamilton.com	Missoulian
movingtohamilton.net	Missoulian
movingtohamilton.org	Missoulian
movingtohelena.com	Missoulian
movingtohelena.net	Missoulian
movingtohelena.org	Missoulian
movingtokalispell.com	Missoulian
movingtokalispell.net	Missoulian
movingtokalispell.org	Missoulian
movingtomissoula.com	Missoulian
movingtomissoula.net	Missoulian
movingtomissoula.org	Missoulian

Annex I

mtadventurer.com	Missoulian
mtautofinder.com	Missoulian
mtbeerblog.com	Missoulian
mtbeerblog.net	Missoulian
mtdealers.com	Missoulian
mtevents.net	Missoulian
mtgrowler.com	Missoulian
mtgrowler.net	Missoulian
mtheartsmart.com	Missoulian
mtheartwise.com	Missoulian
mtinbusiness.com	Missoulian
mtmessenger.com	Missoulian
mtoutdoorrec.com	Missoulian
mtpreps.com	Missoulian
mtrmg.com	Missoulian
mtwheelsforyou.com	Missoulian
mtwheelsforyou.net	Missoulian
mymissoulian.com	Missoulian
narpmmontana.com	Missoulian
narpmmontana.org	Missoulian
newwestevents.com	Missoulian
newwestnews.mobi	Missoulian
nickellbag.com	Missoulian
nickellsbag.com	Missoulian
novcoparts.com	Missoulian
novcotools.com	Missoulian
nwtraveldirectory.com	Missoulian
ourcodeofthewest.com	Missoulian
ourcodeofthewest.net	Missoulian
partsplustools.com	Missoulian
playfulmissoula.com	Missoulian
playfulmissoula.net	Missoulian
playfulmissoula.org	Missoulian
playinmissoula.com	Missoulian
playinmissoula.org	Missoulian
prosandpreps.com	Missoulian
ravallipost.net	Missoulian
ravallirant.com	Missoulian
rediscovermt.com	Missoulian
sgm-partners.com	Missoulian
speakupmissoula.com	Missoulian

Annex I

spokepatterns.com	Missoulian
talkingtrout.com	Missoulian
talktroutmontana.com	Missoulian
thedigitalbear.com	Missoulian
us-101.net	Missoulian
westernmontana360.com	Missoulian
westernmontanabusinessreview.com	Missoulian
whitefishhomeseller.com	Missoulian
whygraduationmatters.com	Missoulian
whygraduationmatters.org	Missoulian
wildflowerwalks.com	Missoulian
wmtbr.com	Missoulian
workmt.com	Missoulian
workwy.com	Missoulian
zulatube.com	Missoulian
mcpress.com	Mitchell County Press-News
buyitmt.com	Montana Magazine
montanamagazine.com	Montana Magazine
mtfootball.com	Montana Magazine
mtprepsports.com	Montana Magazine
rentitmt.com	Montana Magazine
bozemanexplore.com	Montana Standard
bozemantributary.com	Montana Standard
butterats.com	Montana Standard
butterats.net	Montana Standard
butterats.org	Montana Standard
diggerbeat.com	Montana Standard
montanastandard.com	Montana Standard
mtjobexpo.com	Montana Standard
mtstandard.com	Montana Standard
mtstandard.xxx	Montana Standard
tributaryonline.com	Montana Standard
classicimages.com	Muscatine Journal
filmsofthegoldenage.com	Muscatine Journal
muscatinejournal.com	Muscatine Journal
muscatinejournal.xxx	Muscatine Journal
aguangacommunity.info	North County Times
anzacommunity.info	North County Times
bonsallcommunity.info	North County Times
californian.com	North County Times
californiancareers.com	North County Times

Annex I

calvarsity.com	North County Times
camppendletoncommunity.info	North County Times
canyonlakecommunity.info	North County Times
cardiffbytheseacommunity.info	North County Times
carlsbadcommunity.info	North County Times
carmelvalleycommunity.info	North County Times
coastalsocal.com	North County Times
delmarcommunity.info	North County Times
eastcountytimes.net	North County Times
ectimes.net	North County Times
encinitascommunity.info	North County Times
escondidocommunity.info	North County Times
fallbrookcommunity.info	North County Times
hemetcommunity.info	North County Times
idylwildcommunity.info	North County Times
juliancommunity.info	North County Times
lajollacommunity.info	North County Times
lakeelsinorecommunity.info	North County Times
locallivenews.com	North County Times
menifeecommunity.info	North County Times
murrietacommunity.info	North County Times
mynctimes.com	North County Times
ncthomes.com	North County Times
ncthomesearch.net	North County Times
nctimes.com	North County Times
nctimes.net	North County Times
nctimes.xxx	North County Times
nctvarsity.com	North County Times
northcountycareers.com	North County Times
northcountylocal.com	North County Times
northcountylocalnews.com	North County Times
northcountytimes.com	North County Times
oceansidecommunity.info	North County Times
palacommunity.info	North County Times
paumavalleycommunity.info	North County Times
powaycommunity.info	North County Times
ramonacommunity.info	North County Times
ranchobernardocommunity.info	North County Times
ranchosantafecommunity.info	North County Times
sandiegocommunity.info	North County Times
sanmarcoscommunity.info	North County Times

Annex I

sellitca.com	North County Times
sellitnorthcounty.com	North County Times
sellitsandiego.com	North County Times
solanabeachcommunity.info	North County Times
temeculacommunity.info	North County Times
todayslocalnews.net	North County Times
valleycentercommunity.info	North County Times
vistacommunity.info	North County Times
wildomarcommunity.info	North County Times
northernblackhillsweeklygroup.com	Northern Black Hills Weekly Group
cass-news.com	Plattsmouth Journal
plattsmouthjournal.com	Plattsmouth Journal
adirondackphantoms.com	Post-Star
adirondackphantoms.net	Post-Star
adkhealth.com	Post-Star
adkphantoms.com	Post-Star
adkscene.com	Post-Star
allthingsadirondack.com	Post-Star
bestoftheregion.com	Post-Star
glensfallsleader.com	Post-Star
glensfallsleader.net	Post-Star
glensfallsleader.org	Post-Star
mypostar.com	Post-Star
poststar.biz	Post-Star
poststar.com	Post-Star
poststar.info	Post-Star
poststar.mobi	Post-Star
poststar.net	Post-Star
poststar.org	Post-Star
poststar.tv	Post-Star
poststar.xxx	Post-Star
queensburycitizen.com	Post-Star
queensburycitizen.net	Post-Star
queensburycitizen.org	Post-Star
saratogapoststar.com	Post-Star
seeadirondacks.com	Post-Star
seeglensfalls.com	Post-Star
seelakegeorge.com	Post-Star
seesaratoga.com	Post-Star
thepoststar.com	Post-Star
wheelsforyou.net	Post-Star

Annex I

agalmanac.com	Prairie Star
theprairiestar.com	Prairie Star
qcthriftynickel.com	QC Thrifty Nickel
bhcb.org	Quad-City Times
bix7.com	Quad-City Times
celebrateqc.com	Quad-City Times
getitqca.com	Quad-City Times
hawkeyeprinting.com	Quad-City Times
hawkmania.com	Quad-City Times
iatnt.com	Quad-City Times
iltnt.com	Quad-City Times
iowapulse.com	Quad-City Times
iowatnt.com	Quad-City Times
midwesttruckntractor.com	Quad-City Times
mntnt.com	Quad-City Times
nebtnt.com	Quad-City Times
patriotmotorsqc.com	Quad-City Times
qcbicycleweek.com	Quad-City Times
qcbusinessjournal.com	Quad-City Times
qcdailydeal.com	Quad-City Times
qcdailydeals.com	Quad-City Times
qcgetit.com	Quad-City Times
qchighschools.com	Quad-City Times
qcmediachallenge.com	Quad-City Times
qcmoms.com	Quad-City Times
qcneighbor.com	Quad-City Times
qcneighbors.com	Quad-City Times
qcontheriver.com	Quad-City Times
qcpreps.com	Quad-City Times
qcshops.com	Quad-City Times
qctimes.com	Quad-City Times
qctimes.net	Quad-City Times
qctimes.tv	Quad-City Times
qctimes.xxx	Quad-City Times
qctoday.com	Quad-City Times
qctplus60.com	Quad-City Times
qctplus60.org	Quad-City Times
qcvalues.com	Quad-City Times
qcvarsity.com	Quad-City Times
qcwatchblog.com	Quad-City Times
qcwheels.com	Quad-City Times

Annex I

qcwinc.com	Quad-City Times
quad-citiesonline.com	Quad-City Times
quad-citytimes.com	Quad-City Times
quadcitiessportscommission.com	Quad-City Times
quadcitypreps.com	Quad-City Times
quadcitytimes.com	Quad-City Times
quadcityvarsity.com	Quad-City Times
quadsville.com	Quad-City Times
sellitqc.com	Quad-City Times
thebettendorfnews.com	Quad-City Times
thedavenportnews.com	Quad-City Times
themolinenews.com	Quad-City Times
therockislandnews.com	Quad-City Times
tjstruckntrailer.com	Quad-City Times
tricoprinting.com	Quad-City Times
truck-and-tractor.com	Quad-City Times
truck-n-tractor.com	Quad-City Times
wagsauto.com	Quad-City Times
witnt.com	Quad-City Times
bellefourchecommunity.com	Rapid City Journal
bhflavor.com	Rapid City Journal
bhjobfair.com	Rapid City Journal
blackhawkcommunity.com	Rapid City Journal
blackhillsbandit.com	Rapid City Journal
blackhillsbusinessjournal.com	Rapid City Journal
blackhillsclassifieds.com	Rapid City Journal
blackhillsclassifieds.net	Rapid City Journal
blackhillscommunity.com	Rapid City Journal
blackhillsdiscovered.com	Rapid City Journal
blackhillsgovernment.com	Rapid City Journal
blackhillshealthjournal.com	Rapid City Journal
blackhillshomejournal.com	Rapid City Journal
blackhillsjobs.com	Rapid City Journal
blackhillsjobs.net	Rapid City Journal
blackhillsjournal.com	Rapid City Journal
blackhillsjournal.net	Rapid City Journal
blackhillsjournal.org	Rapid City Journal
blackhillslive.com	Rapid City Journal
blackhillspatriot.com	Rapid City Journal
blackhillswheelsforyou.com	Rapid City Journal
boxeldercommunity.com	Rapid City Journal

Annex I

chadroncommunity.com	Rapid City Journal
classifieds.thenewspaper.org	Rapid City Journal
crawfordcommunity.net	Rapid City Journal
custercommunity.com	Rapid City Journal
dakotawire.net	Rapid City Journal
dakotawire.org	Rapid City Journal
deadwoodcommunity.com	Rapid City Journal
deadwooddiscovered.com	Rapid City Journal
deadwoodgaming.com	Rapid City Journal
deadwoodgetaway.com	Rapid City Journal
deadwoodgetaways.com	Rapid City Journal
eaglebuttecommunity.com	Rapid City Journal
edgemontcommunity.net	Rapid City Journal
ellsworthcommunity.com	Rapid City Journal
experts.rapidcityjournal.com	Rapid City Journal
festivalofpresidents.com	Rapid City Journal
fortpierrecommunity.com	Rapid City Journal
gillettecommunity.com	Rapid City Journal
harrisoncommunity.net	Rapid City Journal
hayspringscommunity.com	Rapid City Journal
hermosacommunity.com	Rapid City Journal
hillcitycommunity.net	Rapid City Journal
homejournal.biz	Rapid City Journal
hotspringscommunity.com	Rapid City Journal
leadcommunity.net	Rapid City Journal
lead-deadwoodcommunity.com	Rapid City Journal
milestones.rapidcityjournal.com	Rapid City Journal
mountrushmorecommunity.com	Rapid City Journal
newcastlecommunity.net	Rapid City Journal
newellcommunity.net	Rapid City Journal
newunderwoodcommunity.com	Rapid City Journal
northernhillsclassifieds.com	Rapid City Journal
northwestnebraskacommunity.com	Rapid City Journal
nowhiring.rapidcityjournal.com	Rapid City Journal
oelrichscommunity.com	Rapid City Journal
phillipcommunity.com	Rapid City Journal
pierrecommunity.com	Rapid City Journal
ra-ee.rapidcityjournal.com	Rapid City Journal
rapidcityclassifieds.net	Rapid City Journal
rapidcityclassifieds.org	Rapid City Journal
rapidcity.info	Rapid City Journal

Annex I

rapidcitygovernment.com	Rapid City Journal
rapidcityhomejournal.com	Rapid City Journal
rapidcityjobs.com	Rapid City Journal
rapidcityjobs.net	Rapid City Journal
rapidcityjournal.com	Rapid City Journal
rapidcityjournal.net	Rapid City Journal
rapidcityjournal.org	Rapid City Journal
rapidcityjournal.xxx	Rapid City Journal
rapidcityjournaljr.com	Rapid City Journal
rapidcity.outdoormotors.com	Rapid City Journal
rapidcityrealestate.org	Rapid City Journal
rapidcityschools.com	Rapid City Journal
rapidcityschools.net	Rapid City Journal
rapidcitysnowbird.com	Rapid City Journal
rapidcity.wheelforyou.com	Rapid City Journal
rapidcitywheelsforyou.com	Rapid City Journal
rcjonline.com	Rapid City Journal
rcjpropicks.com	Rapid City Journal
rocksd.com	Rapid City Journal
rocksouthdakota.com	Rapid City Journal
rosebudcommunity.com	Rapid City Journal
rushvillecommunity.com	Rapid City Journal
saintongecommunity.com	Rapid City Journal
sdbusinessjournal.com	Rapid City Journal
sdlegislature.com	Rapid City Journal
sdlegislature.net	Rapid City Journal
sdprepzone.com	Rapid City Journal
sdwheelsforyou.com	Rapid City Journal
sdyellowjackets.com	Rapid City Journal
shopsturgis.net	Rapid City Journal
shopthehills.com	Rapid City Journal
southdakotabusinessjournal.com	Rapid City Journal
southdakotalegislature.com	Rapid City Journal
southdakotaprepzone.com	Rapid City Journal
southdakotarealestate.org	Rapid City Journal
southdakotawheelsforyou.com	Rapid City Journal
southernhillsclassifieds.com	Rapid City Journal
spearfishcommunity.com	Rapid City Journal
stevenscommunity.net	Rapid City Journal
stongecommunity.com	Rapid City Journal
sturgiscommunity.com	Rapid City Journal

Annex I

sturgislinks.com	Rapid City Journal
sturgisrallydaily.com	Rapid City Journal
sturgisrallyvendors.com	Rapid City Journal
summersetcommunity.net	Rapid City Journal
sundancecommunity.net	Rapid City Journal
taketheleapllc.com	Rapid City Journal
thenewspaper.net	Rapid City Journal
thenewspaper.org	Rapid City Journal
tomsts.com	Rapid City Journal
unioncentercommunity.com	Rapid City Journal
uptoncommunity.com	Rapid City Journal
wallcommunity.com	Rapid City Journal
westriverclassifieds.com	Rapid City Journal
whitewoodcommunity.com	Rapid City Journal
bitterrootfamilies.com	Ravalli Republic
bitterrootnews.com	Ravalli Republic
bitterrootpolitics.com	Ravalli Republic
bitterrootrecreation.com	Ravalli Republic
ravallinews.com	Ravalli Republic
ravallirepublic.com	Ravalli Republic
ravallirepublic.xxx	Ravalli Republic
carlislenews.com	Sentinel
carlislepennsylvania.com	Sentinel
carlislesentinel.com	Sentinel
cumberlandlife.com	Sentinel
cumberlink.com	Sentinel
cumberlink.xxx	Sentinel
mechanicsburgpa.com	Sentinel
pawheelsforyou.com	Sentinel
pennstatefan.com	Sentinel
sentinel-news.com	Sentinel
sentinelweekly.com	Sentinel
shippensburgpa.com	Sentinel
shippensburgsentinel.com	Sentinel
shippsentinel.com	Sentinel
shipsentinel.com	Sentinel
iowainsider.com	Sioux City Journal
firstinnation.com	Sioux City Journal
groupsiouxpon.com	Sioux City Journal
iowainsider.com	Sioux City Journal
journalads.com	Sioux City Journal

Annex I

journalgoodfellows.com	Sioux City Journal
journalgoodfellows.net	Sioux City Journal
journalgoodfellows.org	Sioux City Journal
littleyellowdog.org	Sioux City Journal
miracleinmapleton.com	Sioux City Journal
mwcareerexpo.com	Sioux City Journal
mwrcareerexpo.com	Sioux City Journal
realestatesiouxland.com	Sioux City Journal
scjbuzz.com	Sioux City Journal
scjdealoftheday.com	Sioux City Journal
sellitdakota.com	Sioux City Journal
sellitia.com	Sioux City Journal
sellitiowa.com	Sioux City Journal
sellitsiouxland.com	Sioux City Journal
sewheelsforyou.com	Sioux City Journal
sfwheelsforyou.com	Sioux City Journal
siouxcity.tv	Sioux City Journal
siouxcityemployment.com	Sioux City Journal
siouxcityjournal.com	Sioux City Journal
siouxcityjournal.xxx	Sioux City Journal
siouxcityjournaljr.com	Sioux City Journal
siouxcityrealestateguide.com	Sioux City Journal
siouxcityshoppersguide.com	Sioux City Journal
siouxcitytalks.com	Sioux City Journal
siouxcityweekender.com	Sioux City Journal
siouxland.net	Sioux City Journal
siouxland.tv	Sioux City Journal
siouxlandactiveseniors.com	Sioux City Journal
siouxlandbidandbuy.com	Sioux City Journal
siouxlandbrides.com	Sioux City Journal
siouxlandbusinessjournal.com	Sioux City Journal
siouxlandbuzz.com	Sioux City Journal
siouxlandcouponsource.com	Sioux City Journal
siouxlandemployment.com	Sioux City Journal
siouxlandevents.com	Sioux City Journal
siouxlandgrooms.com	Sioux City Journal
siouxlandhispanosunidos.com	Sioux City Journal
siouxlandlive.com	Sioux City Journal
siouxlandmoms.com	Sioux City Journal
siouxlandnetwork.com	Sioux City Journal
siouxlandnow.com	Sioux City Journal

Annex I

siouxland.outdoormotors.com	Sioux City Journal
siouxlandoutdoors.com	Sioux City Journal
siouxlandpaws.com	Sioux City Journal
siouxlandprep.com	Sioux City Journal
siouxlandpreps.com	Sioux City Journal
siouxlandprime.com	Sioux City Journal
siouxlandrealtor.com	Sioux City Journal
siouxlandshoppersguide.com	Sioux City Journal
siouxlandsports.com	Sioux City Journal
siouxlandsports.net	Sioux City Journal
siouxlandtalks.com	Sioux City Journal
siouxlandvarsity.com	Sioux City Journal
siouxlandvoice.com	Sioux City Journal
siouxlandweekender.com	Sioux City Journal
siouxlandxl.com	Sioux City Journal
siouxlanspaws.com	Sioux City Journal
siouxpon.com	Sioux City Journal
sux911.com	Sioux City Journal
treesforsiouxland.com	Sioux City Journal
treesforsiouxland.org	Sioux City Journal
weeklyshoppersguide.com	Sioux City Journal
wheelsforyouiowa.com	Sioux City Journal
wheelsforyousiouxcity.com	Sioux City Journal
wheelsforyousiouxland.com	Sioux City Journal
work-ia.com	Sioux City Journal
work-iowa.com	Sioux City Journal
workforyouiowa.com	Sioux City Journal
workforyousiouxcity.com	Sioux City Journal
workforyousiouxland.com	Sioux City Journal
tri-stateneighbor.com	Sioux Falls Tri-State Neighbor
tristateneighbor.com	Sioux Falls Tri-State Neighbor
southernblackhillsweeklygroup.com	Southern Black Hills Weekly Group
southernidahobusiness.com	Southern Idaho Business
1region.com	Southern Illinoisan
1region.net	Southern Illinoisan
1region1vision.com	Southern Illinoisan
1region1vision.net	Southern Illinoisan
carbondaleliving.com	Southern Illinoisan
carbondalemarketplace.com	Southern Illinoisan
celebratesouthernillinois.com	Southern Illinoisan
dawgbit.com	Southern Illinoisan

Annex I

dawgbit.net	Southern Illinoisan
dawgbits.com	Southern Illinoisan
dawgbits.net	Southern Illinoisan
dawgplay.com	Southern Illinoisan
dawgspot.com	Southern Illinoisan
electionillinois.com	Southern Illinoisan
flipsideonline.com	Southern Illinoisan
greatriversregion.com	Southern Illinoisan
ilelection.com	Southern Illinoisan
ilelection2010.com	Southern Illinoisan
ilelections2010.com	Southern Illinoisan
illelection.com	Southern Illinoisan
illelections.com	Southern Illinoisan
illinoiselection2010.com	Southern Illinoisan
illinoiselections.com	Southern Illinoisan
illinoiselections2010.com	Southern Illinoisan
ilpolitics.com	Southern Illinoisan
ilwinetrail.com	Southern Illinoisan
ilwinetrails.com	Southern Illinoisan
lifeandstylesi.com	Southern Illinoisan
lifeandstylesi.net	Southern Illinoisan
lifeandstylesi.org	Southern Illinoisan
livingwellsi.com	Southern Illinoisan
livingwellsi.mobi	Southern Illinoisan
meetmysi.com	Southern Illinoisan
mysi.biz	Southern Illinoisan
mysouthernillinoisan.com	Southern Illinoisan
oneregion.com	Southern Illinoisan
salukiblog.com	Southern Illinoisan
salukigameday.com	Southern Illinoisan
salukimania.com	Southern Illinoisan
salukisillustrated.com	Southern Illinoisan
salukisillustrated.net	Southern Illinoisan
salukisportsonline.com	Southern Illinoisan
sbj.biz	Southern Illinoisan
siautodeals.com	Southern Illinoisan
sidiningdeals.com	Southern Illinoisan
sihealth.biz	Southern Illinoisan
sihomeseller.com	Southern Illinoisan
sihorsecountry.com	Southern Illinoisan
sipicks.com	Southern Illinoisan

Annex I

sipreps.com	Southern Illinoisan
siprepsports.com	Southern Illinoisan
siwheels4u.com	Southern Illinoisan
siwheelsforyou.com	Southern Illinoisan
southernbusinessjournal.com	Southern Illinoisan
southernhomeseller.com	Southern Illinoisan
southernillinois.us	Southern Illinoisan
southernillinoisan.com	Southern Illinoisan
southernillinoisian.com	Southern Illinoisan
southernillinoismag.com	Southern Illinoisan
southernville.com	Southern Illinoisan
thesouthern.com	Southern Illinoisan
thesouthern.net	Southern Illinoisan
thesouthern.org	Southern Illinoisan
thesouthern.xxx	Southern Illinoisan
thesouthernillinoisan.xxx	Southern Illinoisan
thinksouthernillinois.com	Southern Illinoisan
toursouthernillinois.com	Southern Illinoisan
trailsouthernillinois.com	Southern Illinoisan
varsitysi.com	Southern Illinoisan
winecountrysi.com	Southern Illinoisan
achristmasstoryindiana.com	Times
ahammondstory.com	Times
buildshoremagazine.com	Times
burhamcommunity.com	Times
calumetcitycommunity.com	Times
cedarlakecommunity.com	Times
chestertoncommunity.com	Times
cretecommunity.com	Times
crownpointcommunity.com	Times
demottecommunity.com	Times
doltoncommunity.com	Times
dunelandcommunity.com	Times
dyercommunity.com	Times
eastchicagocommunity.com	Times
garycommunity.com	Times
griffithcommunity.com	Times
hammondcommunity.net	Times
hbanwionline.com	Times
hbanwiparadeofhomes.com	Times
hbaofnwi.com	Times

Annex I

hbaofnwionline.com	Times
hebroncommunity.com	Times
highlandcommunity.net	Times
hobartcommunity.com	Times
indianastory.com	Times
koutscommunity.com	Times
lakecountycommunity.com	Times
lakemichiganparent.com	Times
lakesofthe4seasonscommunity.com	Times
lakesofthefourseasonscommunity.com	Times
lakestationcommunity.com	Times
lansingcommunity.net	Times
laportecommunity.com	Times
laportecountycommunity.com	Times
lowellcommunity.net	Times
merrillvillecommunity.com	Times
michigancitycommunity.com	Times
munstercommunity.com	Times
mynwitimes.com	Times
nwi.com	Times
nwibargains.com	Times
nwibidandbuy.com	Times
nwicommunities.com	Times
nwicommunity.com	Times
nwihome.com	Times
nwihomeandgardenshow.com	Times
nwihomes.com	Times
nwihometour.com	Times
nwihousingalliance.com	Times
nwihousingforum.com	Times
nwioneregiononevision.com	Times
nwiparadeofhomes.com	Times
nwipets.com	Times
nwipreps.com	Times
nwiprepsports.com	Times
nwiprepzone.com	Times
nwirealty.com	Times
nwitalks.com	Times
nwitimes.com	Times
nwitimes.tv	Times
nwitimes.xxx	Times

Annex I

nwivoices.com	Times
nwiwomenswisdom.com	Times
portagecommunity.com	Times
portercountycommunity.com	Times
saukvillagecommunity.com	Times
scherervillecommunity.com	Times
sherervillecommunity.com	Times
shorebrideonline.com	Times
shorebridesonline.com	Times
shorelakemichigan.com	Times
shorewoodforrestcommunity.com	Times
shorezine.com	Times
southhollandcommunity.com	Times
southshorepreps.com	Times
southshorevoice.com	Times
southwestmiparent.com	Times
stjohncommunity.com	Times
swmparent.com	Times
theshoremagazine.com	Times
thetimesonline.com	Times
thorntoncommunity.com	Times
timescapsule.com	Times
timescars.com	Times
timesemployment.com	Times
timeshomes.com	Times
timeshomeseller.com	Times
timespreps.com	Times
timeswheelsforyou.com	Times
timeswork.com	Times
vacationshoremagazine.com	Times
valparaisocommunity.com	Times
valpocommunity.com	Times
vivalostiempos.com	Times
vivanwi.com	Times
vivathetimes.com	Times
westvillecommunity.com	Times
wheelercommunity.com	Times
whitethornewoodscommunity.com	Times
whitingcommunity.net	Times
yournwi.com	Times
yoursouthshore.com	Times

Annex I

scwheelsforyou.com	Times and Democrat
thebulldogzone.com	Times and Democrat
thetandd.com	Times and Democrat
thetandd.xxx	Times and Democrat
timesanddemocrat.com	Times and Democrat
idwheelsforyou.com	Times-News
magicvalley.com	Times-News
magicvalley.xxx	Times-News
southidahonews.com	Times-News
thetimesnewsonline.com	Times-News
times-newsonline.com	Times-News
ectradinpost.com	Tradin’ Post Buyer’s Guide
witradinpost.com	Tradin’ Post Buyer’s Guide
attitudesforwomen.com	Waterloo Courier
blackhawkmania.com	Waterloo Courier
btruemag.com	Waterloo Courier
bucksmania.net	Waterloo Courier
businessmonthy.com	Waterloo Courier
cedarvalleyimage.net	Waterloo Courier
cedarvalleyimage.org	Waterloo Courier
cedarvalleyinclusion.com	Waterloo Courier
cedarvalleyinsider.com	Waterloo Courier
cedarvalleyjobs.com	Waterloo Courier
cedarvalleyparadeofhomes.com	Waterloo Courier
cedarvalleyparadeofhomes.net	Waterloo Courier
cedarvalleypreps.com	Waterloo Courier
courierwebcasts.com	Waterloo Courier
courierwheelsforyou.com	Waterloo Courier
cv-hg.com	Waterloo Courier
cvbizlink.com	Waterloo Courier
cvbusinessmonthly.com	Waterloo Courier
cvinclusion.com	Waterloo Courier
cvparadeofhomes.com	Waterloo Courier
cvparadeofhomes.net	Waterloo Courier
cvpulse.com	Waterloo Courier
cyclonemania.com	Waterloo Courier
davidiver.com	Waterloo Courier
pantherillustrated.com	Waterloo Courier
pantherillustrated.net	Waterloo Courier
panthermania.net	Waterloo Courier
waterloocedarfallsia.com	Waterloo Courier

Annex I

waterloocourier.com	Waterloo Courier
wcfcourier.com	Waterloo Courier
wcfcourier.xxx	Waterloo Courier
winonadailynews.com	Winona Daily News
winonadailynews.xxx	Winona Daily News
winonanet.com	Winona Daily News

ANNEX J

to

SECURITY AGREEMENT

SCHEDULE OF PATENTS

None

ANNEX K

to

SECURITY AGREEMENT

SCHEDULE OF COPYRIGHTS1

In addition to those copyright registrations listed here, individual newspapers may have published books of local significance and may or may not have registered the copyright thereto. These copyrights are of immaterial value to the Assignors and their Subsidiaries taken as a whole.

Our search of the copyright office records includes only those documents available in the online search engine which only includes records created after January 1, 1978.

Our search of the copyright office database for copyrights owned by The Times returned nearly 1900 hits. It is unknown if any of these documents are owned by the Munster, Indiana newspaper and this information is unascertainable without examining each of those records. These copyrights are of immaterial value to the Assignors and their Subsidiaries taken as a whole.

Copyright Claimant	Copyright Title	Publication Date	Registration No.
Lee Enterprises, Inc.	Lee executive advertising program	12/31/86	PA0000329254

	Building excellent sales teams: account executive orientation program	3/19/99	TXu000748784

	Business newsmakers	8/29/02	TX6000270042
	Leap, leap, leap: Lee executive advertising program	12/31/86	TX0002054802

	TMJ your achy breaky jaw	10/11/92	TX0003546843

[1]	By agreement of the parties, this Annex K shall be considered preliminary and shall be finalized post-closing by the parties signatory hereto.

Annex K

Yellowstone on fire!	8/17/89	TX0002538820
Golf North Dakota	5/4/94	TX0003810806
The North Dakota hunting almanac	7/25/94	TX0003919856

Montana wilderness: discovering the heritage	10/15/84	TX0001462340

After Iowa turnaround, now they call him Hayden the miracle worker	12/20/85	TX0001845993

Campaign might cost Bobb’s C D job	4/14/78	TX0000038792

Finnius and the baby orphan elephant	11/14/05	TX0006306361

Finnius and the Christmas surprise	11/17/04	TX0006160174

Finnius and the Christmas surprise	11/18/04	TX0006196026

Finnius: the tale of a lost little elephant	11/20/03	TX0005904108

Fry, just average as player, was bound “to be a giant”	12/17/85	TX0001845990

Hayden builds winner: Fry overhauls N. Texas State	12/19/85	TX0001845992

License saved, life lost: fake charges, missing records keep bad driver on road	1/24/78	TX0000013311

License tester is suspended: 2nd drunk driving charge	1/24/78	TX0000013312

The Many faces of Hayden Fry	12/15/85	TX0001845994

Annex K

Mississippi River Bend: oregionality: the best of Eastern Iowa & Western Illinois	9/30/03	TX0005903170

Pentagon halts general’s star: Probe targets Guard chief	5/2/78	TX0000048929

A Plea for help that failed: letter to mayor, police, newspaper, others before slayings	12/5/79	TX0000382177

The Pride of Odessa: he’s a legend, both good and bad	12/16/85	TX0001845989

Priest, others begin to have their doubts	5/2/78	TX0000048928

Roller coaster at SMU: exciting, erratic – but not winner	12/18/85	TX0001845991

“Saint” leaves tangled trail: Miracles and messages from heaven? Doubts uncover financial mysteries	4/30/78	TX0000048926

Widow turns over savings after “heavenly message”	5/1/78	TX0000048927

Market facts, Muscatine	12/1/79	TX0000431746

Market facts, Muscatine, 1979	7/2/79	TX0000331374

Annex K

Watkins: today and tomorrow, the business of the 90’s	7/11/93	TX0003613199

West Virginia says no, Dempsey to stay at SIUC	12/9/79	TX0000393100

Lewises rule the SIGA.	7/20/92	TX00004010109

Logan women win OT thriller: Lady Vols nip Howard.	3/15/95	TX00004010108

Transportation economizer	10/22/90	TXu000465742

Sioux City: reflections of Siouxland pride	11/27/00	TX0005313685

Rapid City (SD) Journal	01/31/09 (31 issues)	TX0006680136

Rapid City (SD) Journal	02/28/09 (28 issues)	TX0006685658

Rapid City (SD) Journal	03/31/09 (31 issues)	TX0006685659

Rapid City (SD) Journal	1/08 (31 issues)	TX0006664812

Rapid City (SD) Journal	2/08 (29 issues)	TX0006664956

Rapid City (SD) Journal	3/08 (31 issues)	TX0006664955

Rapid City (SD) Journal	4/08 (30 issues)	TX0006679662

Rapid City (SD) Journal	6/08 (30 issues)	TX0006679663

Rapid City (SD) Journal	7/08 (31 issues)	TX0006679666

Rapid City (SD) Journal	8/08 (31 issues)	TX0006679667

Rapid City (SD) Journal	9/08 (30 issues)	TX0006679376

Rapid City (SD) Journal	10/08 (31 issues)	TX0006679661

Rapid City (SD) Journal	11/08 (30 issues)	TX0006679375

Rapid City (SD) Journal	12/08 (31 issues)	TX0006679374

Annex K

Rapid City (SD) Journal	7/07 (31 issues)	TX0006647562

Rapid City (SD) Journal	8/07 (31 issues)	TX0006646955

Rapid City (SD) Journal	9/07 (30 issues)	TX0006646954

Rapid City (SD) Journal	10/07 (31 issues)	TX0006646974

Rapid City (SD) Journal	12/07 (31 issues)	TX0006664811

Rapid City (SD) journal	4/07 (30 issues)	TX0006647429

Rapid City (SD) journal	9/05 (30 issues)	TX0006331242

Rapid City (SD) journal	8/05 (31 issues)	TX0006332298

Rapid City (SD) journal	10/05 (31 issues)	TX0006313841

Rapid City (SD) journal	11/05 (30 issues)	TX0006313867

Rapid City (SD) journal	12/05 (31 issues)	TX0006349960

Rapid City (SD) journal	1/06 (31 issues)	TX0006349949

Rapid City (SD) journal	2/06 (28 issues)	TX0006379230

Rapid City (SD) journal	3/06 (31 issues)	TX0006411153

Rapid City (SD) journal	4/06 (30 issues)	TX0006422134

Rapid City (SD) journal	5/06 (31 issues)	TX0006422135

Rapid City (SD) journal	6/06 (30 issues)	TX0006436517

Rapid City (SD) journal	7/06 (31 issues)	TX0006479979

Rapid City (SD) journal	8/06 (31 issues)	TX0006479980

Rapid City (SD) journal	9/06 (30 issues)	TX0006511628

Annex K

Rapid City (SD) journal	10/06 (31 issues)	TX0006511627

Rapid City (SD) journal	11/06 (30 issues)	TX0006550587

Rapid City (SD) journal	12/06 (31 issues)	TX0006550586

Rapid City (SD) journal	9/04 (30 issues)	TX0006093159

Rapid City (SD) journal	10/04 (31 issues)	TX0006093165

Rapid City (SD) journal	11/04 (30 issues)	TX0006128325

Rapid City (SD) journal	1/05 (31 issues)	TX0006128292

Rapid City (SD) journal	12/04 (31 issues)	TX0006150102

Rapid City (SD) journal	2/05 (28 issues)	TX0006172226

Rapid City (SD) journal	3/05 (31 issues)	TX0006206928

Rapid City (SD) journal	4/05 (30 issues)	TX0006210873

Rapid City (SD) journal	5/05 (31 issues)	TX0006210728

Rapid City (SD) journal	6/05 (30 issues)	TX0006210811

Rapid City (SD) journal	7/05 (31 issues)	TX0006210810

Rapid City (SD) journal	8/03 (31 issues)	TX0005874165

Rapid City (SD) journal	9/03 (30 issues)	TX0005874152

Rapid City (SD) journal	1/04 (31 issues)	TX0005964152

Rapid City (SD) journal	2/04 (29 issues)	TX0005964153

Annex K

Rapid City (SD) journal	10/03 (31 issues)	TX0005970898

Rapid City (SD) journal	11/03 (30 issues)	TX0005970902

Rapid City (SD) journal	12/03 (31 issues)	TX0005970900

Rapid City (SD) journal	3/04 (31 issues)	TX0006018354

Rapid City (SD) journal	4/04 (30 issues)	TX0006018357

Rapid City (SD) journal	5/04 (31 issues)	TX0006018367

Rapid City (SD) journal	6/04 (30 issues)	TX0006033121

Rapid City (SD) journal	7/04 (31 issues)	TX0006075048

Rapid City (SD) journal	8/04 (31 issues)	TX0006075040

Rapid City (SD) journal	2/03 (28 issues)	TX0005729476

Rapid City (SD) journal	3/03 (31 issues)	TX0005899928

Rapid City (SD) journal	4/03 (30 issues)	TX0005899929

Rapid City (SD) journal	5/03 (31 issues)	TX0005806798

Rapid City (SD) journal	6/03 (30 issues)	TX0005809563

Rapid City (SD) journal	7/03 (31 issues)	TX0005809505

Rapid City (SD) journal	7/02 (31 issues)	TX0005803665

Rapid City (SD) journal	8/02 (31 issues)	TX0005803666

Rapid City (SD) journal	1/97 (31 issues)	TX0005248501

Rapid City (SD) journal	2/97 (28 issues)	TX0005243019

Annex K

Rapid City (SD) journal	3/97 (31 issues)	TX0005248502

Rapid City (SD) journal	4/97 (30 issues)	TX0005243021

Rapid City (SD) journal	5/97 (31 issues)	TX0005248506

Rapid City (SD) journal	9/00 (30 issues)	TX0005298888

Rapid City (SD) journal	10/00 (31 issues)	TX0005298890

Rapid City (SD) journal	12/00 (31 issues)	TX0005298889

Rapid City (SD) journal	1/01 (31 issues)	TX0005298892

Rapid City (SD) journal	2/01 (28 issues)	TX0005312560

Rapid City (SD) journal	3/01 (31 issues)	TX0005321466

Rapid City (SD) journal	11/00 (30 issues)	TX0005355345

Rapid City (SD) journal	4/01 (30 issues)	TX0005355327

Rapid City (SD) journal	5/01 (31 issues)	TX0005355334

Rapid City (SD) journal	6/01 (30 issues)	TX0005388852

Rapid City (SD) journal	9/99 (30 issues)	TX0005022687

Rapid City (SD) journal	9/99 (30 issues)	TX0005164206

Rapid City (SD) journal	10/99 (31 issues)	TX0005164204

Rapid City (SD) journal	11/99 (30 issues)	TX0005164207

Rapid City (SD) journal	12/99 (31 issues)	TX0005164202

Annex K

Rapid City (SD) journal	01/00 (31 issues)	TX0005164200

Rapid City (SD) journal	02/00 (29 issues)	TX0005164201

Rapid City (SD) journal	03/00 (31 issues)	TX0005174072

Rapid City (SD) journal	04/00 (30 issues)	TX0005174061

Rapid City (SD) journal	05/11 (31 issues)	TX0005174060

Rapid City (SD) journal	06/00 (30 issues)	TX0005174064

Rapid City (SD) journal	07/00 (31 issues)	TX0005193662

Rapid City (SD) journal	08/00 (31 issues)	TX0005193665

Rapid City (SD) journal	09/98 (30 issues)	TX0004836940

Rapid City (SD) journal	10/98 (31 issues)	TX0004861595

Rapid City (SD) journal	11/98 (30 issues)	TX0004861596

Rapid City (SD) journal	02/99 (28 issues)	TX0004887992

Rapid City (SD) journal	12/98 (31 issues)	TX0004894408

Rapid City (SD) journal	12/98 (31 issues)	TX0004903323

Rapid City (SD) journal	01/99 (31 issues)	TX0005000307

Rapid City (SD) journal	03/99 (31 issues)	TX0005000306

Rapid City (SD) journal	04/99 (30 issues)	TX0004986807

Rapid City (SD) journal	05/99 (31 issues)	TX0004948842

Rapid City (SD) journal	06/99 (30 issues)	TX0004054791

Annex K

Rapid City (SD) journal	07/99 (31 issues)	TX0003767473

Rapid City (SD) journal	08/99 (31 issues)	TX0005028475

Rapid City (SD) journal	10/97 (31 issues)	TX0004602223

Rapid City (SD) journal	11/97 (30 issues)	TX0004616468

Rapid City (SD) journal	12/97 (31 issues)	TX0004616473

Rapid City (SD) journal	01/98 (31 issues)	TX0004637999

Rapid City (SD) journal	02/98 (28 issues)	TX0004710215

Rapid City (SD) journal	03/98 (31 issues)	TX0004710237

Rapid City (SD) journal	04/98 (30 issues)	TX0004726279

Rapid City (SD) journal	05/98 (31 issues)	TX0004786544

Rapid City (SD) journal	06/98 (30 issues)	TX0004786543

Rapid City (SD) journal	07/98 (31 issues)	TX0004786545

Rapid City (SD) journal	08/98 (31 issues)	TX0004786542

Rapid City (SD) journal	06/97 (30 issues)	TX0004545011

Rapid City (SD) journal	07/97 (31 issues)	TX0004552196

Rapid City (SD) journal	08/97 (31 issues)	TX0004598840

Rapid City (SD) journal	06/97 (30 issues)	TX0004578177

Rapid City (SD) journal	09/97 (30 issues)	TX0004578174

Annex K

Classic film/video images: the magazine for film and video enthusiasts	5/2/80	TX0000473086

Classic film/video images: the magazine for film and video enthusiasts	6/27/80	TX0000561538

Classic film/video images: the magazine for film and video enthusiasts	8/29/80	TX0000551848

Classic film/video images: the magazine for film and video enthusiasts	11/5/80	TX0000579087

Classic film/video images: the magazine for film and video enthusiasts	3/1/79	TX0000283759

Classic film/video images: the magazine for film and video enthusiasts	5/1/79	TX0000248745

Classic film/video images: the magazine for film and video enthusiasts	7/1/79	TX0000353198

Classic film/video images: the magazine for film and video enthusiasts	9/3/79	TX0000327846

Classic film/video images: the magazine for film and video enthusiasts	11/9/79	TX0000365103

Classic film/video images: the magazine for film and video enthusiasts	12/28/78	TX0000180666

Classic film/video images: the magazine for film and video enthusiasts	7/1/82	TX0000937378

Classic film/video images: the magazine for film and video enthusiasts	7/29/82	TX0000959249

Classic film/video images: the magazine for film and video enthusiasts	8/26/82	TX0000975817

Annex K

Classic film/video images: the magazine for film and video enthusiasts	9/30/82	TX0000994644

Classic film/video images: the magazine for film and video enthusiasts	11/01/82	TX00001008520

Classic film/video images: the magazine for film and video enthusiasts	12/08/82	TX00001024700

Classic film/video images: the magazine for film and video enthusiasts	1/4/1982	TX0000828868

Classic film/video images: the magazine for film and video enthusiasts	2/1/82	TX0000854940

Classic film/video images: the magazine for film and video enthusiasts	3/2/82	TX0000865374

Classic film/video images: the magazine for film and video enthusiasts	4/1/82	TX0000887821

Classic film/video images: the magazine for film and video enthusiasts	5/1/82	TX0000920661

Classic film/video images: the magazine for film and video enthusiasts	6/1/82	TX0000917939

Classic film/video images: the magazine for film and video enthusiasts	7/2/81	TX0000727749

Classic film/video images: the magazine for film and video enthusiasts	8/31/81	TX0000763704

Classic film/video images: the magazine for film and video enthusiasts	11/2/81	TX0000802518

Annex K

	Classic film/video images: the magazine for film and video enthusiasts	1/2/81	TX0000612297

	Classic film/video images: the magazine for film and video enthusiasts	3/2/81	TX0000643775

	Classic film/video images: the magazine for film and video enthusiasts	5/1/81	TX0000686084

	Classic film/video images: the magazine for film and video enthusiasts	1/3/80	TX0000391384

	Classic film/video images: the magazine for film and video enthusiasts	3/3/80	TX0000434240

	Market facts, Muscatine	12/1/79	TX0000431746

	Market facts, Muscatine, 1979	7/2/79	TX0000331374

	Classic Images	1/18/93	TX0003502241

	Classic Images	2/18/93	TX0003539713

	Classic Images	2/83	TX0001078011

Muscatine Journal, division of Lee Enterprises, Inc.	A pictorial history of Muscatine, Iowa	4/20/92	TX0003465483

Lee Enterprises, Inc. d.b.a. Winona (MN) Daily News	Pieces of the past: celebrating Winonas first 150 years	9/19/01	TX0005528173

SEE ANNEXES K-1, K-2 and K-3 ATTACHED HERETO.

Exhibit K-1 to Annex K

(Copyright Registrations)

(re: Serials registered to “Rapid City Journal”)

Type of Work:	Serial

Title:	Rapid City (SD) journal.

Serial Publication Year:	2010

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Copyright Claimant:	Rapid City Journal.

Authorship on Application:	Rapid City Journal, employer for hire.

Issues Registered:

Janl0 (31 issues) Pub. 1-31Janl0; Reg. 2010-08-09; TX0006705158

Feb10 (28 issues) Pub. 1-28Feb10; Reg. 2010-08-09; TX0006705159

Mar10 (31 issues) Pub. 1-31Mar10; Reg. 2010-08-09; TX0006705160

Apr10 (30 issues) Pub. 1-30Apr10; Reg. 2010-08-09; TX0006705161

May10 (30 issues) Pub. 1-31Mayl0; Reg. 2010-08-09; TX0006705162

Names:	Lee Enterprises

Type of Work:	Serial

Title:	Rapid City (SD) journal.

Serial Publication Year:	2009

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Copyright Claimant:	Rapid City Journal.

Authorship on Application:	Rapid City Journal, employer for hire.

Issues Registered:	Jan09 (31 issues) Pub. 1-31Jan09; Reg. 2009-6-22; TX0006680136 Feb09 (28 issues) Pub. l-28Feb09; Reg. 2009-10-19; TX0006685658 Mar09 (31 issues) Pub. 1-31Mar09; Reg. 2009-10-19; TX0006685659

Names:	Rapid City Journal

Type of Work:	Serial

Title:	Rapid City (SD) journal.

Serial PublicationYear:	2008

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Copyright Claimant:	Rapid City Journal.

Authorship on Application:	Rapid City Journal, employer for hire.

Issues Registered:

Jan08 (31 issues) Pub. 1-31Jan08; Reg. 2008-12-20; TX0006664812

Feb08 (29 issues) Pub. 1-29Feb08; Reg. 2009-01-27; TX0006664956

Mar08 (31 issues) Pub. 1-31Mar08; Reg. 2009-01-27; TX0006664955

Apr08 (30 issues) Pub. 1-30Apr08; Reg. 2009-03-23; TX0006679662

Jun08 (30 issues) Pub. 1-30Jun08; Reg. 2009-03-23; TX0006679663

Jul08 (31 issues) Pub. 1-31Jul08; Reg. 2009-03-23; TX0006679666

Aug08 (31 issues) Pub. 1-31Aug08; Reg. 2009-03-23; TX0006679667

Sep08 (30 issues) Pub. 1-30Sep08; Reg. 2009-06-22; TX0006679376

Oct08 (31 issues) Pub. 1-31Oct08; Reg. 2009-03-23; TX0006679661

Nov08 (30 issues) Pub. 1-30Nov08; Reg. 2009-06-22; TX0006679375

Dec08 (31 issues) Pub. 1-31Dec08; Reg. 2009-06-22; TX0006679374

Names:	Rapid City Journal

Type of Work:	Serial

Title:	Rapid City (SD) journal

Serial Publication Year:	2007

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Copyright Claimant:	Rapid City Journal.

Authorship on Application:	Rapid City Journal, employer for hire.

Issues Registered:

Jan07 (31 issues) Pub. 1-3lJan07; Reg. 2007-09-11; TX0006779980

Feb07 (28 issues) Pub. l-28Feb07; Reg. 2007-09-11; TX0006779981

Mar07 (31 issues) Pub. 1-31Mar07; Reg. 2007-09-11; TX0006779984

Apr07 (30 issues) CO correspondence. Pub. l-3Apr07; Reg 2007-09-11; TX0006647429

May07 (31 issues) Pub. 1-31May07; Reg. 2007-09-11; TX0006779983

Jun07 (30 issues) Pub. 1-30Jun07; Reg. 2007-09-11; TX0006779982

Jul07 (31 issues) Pub. l-3lJul07; Reg. 2008-01-08; TX0006647562

Aug07 (31 issues) Pub. 1-31Aug07; Reg. 2008-02-01; TX0006646955

Sep07 (30 issues) Pub. 1-30Sep07; Reg. 2008-02-01; TX0006646954

Oct07 (31 issues) Pub. 1-31Oct07; Reg. 2008-04-04; TX0006646974

Dec07 (31 issues) Pub. 1-31Dec07; Reg. 2008-12-20; TX0006664811

Names:	Rapid City Journal

Type of Work:	Serial

Title:	Rapid City (SD) journal.

Serial Publication Year:	2006

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Copyright Claimant:	Rapid City Journal.

Issues Registered:

Sep05 (30 issues); Pub. 1-30Sep05; Reg. 2006-02-14; TX0006331242

Aug05 (31 issues); Pub. 1-3lAug05; Reg. 2006-02-24; TX0006332298

Oct05 (31 issues); Pub. 1-31Oct05; Reg. 2006-04-03; TX0006313841

Nov05 (30 issues); Pub. 1-30Nov05; Reg. 2006-04-03; TX0006313867

Dec05 (31 issues); Pub. 1-31Dec05; Reg. 2006-04-14; TX0006349960

Jan06 (31 issues); Pub. l-3lJan06; Reg. 2006-04-14; TX0006349949

Feb06 (28 issues); Pub. l-28Feb06; Reg. 2006-06-19; TX0006379230

Mar06 (31 issues); Pub. 1-31Mar06; Reg. 2006-06-30; TX0006411153

Apr06 (30 issues); Pub. 1-30Apr06; Reg. 2006-07-26; TX0006422134

May06 (31 issues); Pub. 1-31May06; Reg. 2006-07-26; TX0006422135

Jun06 (30 issues); Pub. 1-30Jun06; Reg. 2006-10-17; TX0006436517

Jul06 (31 issues); Pub. 1-31Jul06; Reg. 2006-11-24; TX0006479979

Aug06 (31 issues); Pub. 1-31Aug06; Reg. 2006-11-24; TX0006479980

Sep06 (30 issues); Pub. 1-30Sep06; Reg. 2007-01-29; TX0006511628

Oct06 (31 issues); Pub. 1-31Oct06; Reg. 2007-01-29; TX0006511627

Nov06(30issues);Pub. 1-30 Nov06; Reg. 2007-02-26; TX0006550587

Dec06 (31 issues); Pub. 1-31Dec06; Reg. 2007-02-26; TX0006550586

Names:	Rapid City Journal

Type of Work:	Serial

Title:	Rapid City (SD) journal.

Serial Publication Year:	2005

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Copyright Claimant:	Rapid City Journal.

Issues Registered:	Sep04 (30 issues); Pub. 1-30Sep04; Reg. 2005-01-19; TX0006093159
Oct04 (31 issues); Pub. 1-31Oct04; Reg. 2005-01-19; TX0006093165
Nov04 (30 issues); Pub. 1-30Nov04; Reg. 2005-03-23; TX0006128325
Jan05 (31 issues); Pub. 1-31Jan05; Reg. 2005-03-23; TX0006128292
Dec04 (31 issues); Pub. 1-31Dec04; Reg. 2005-04-19; TX0006150102
Feb05 (28 issues); Pub. l-28Jan05; Reg. 2005-05-20; TX0006172226
Mar05 (31 issues); Pub. l-3lMar05; Reg. 2005-07-12; TX0006206928
Apr05 (30 issues); Pub. 1-30Apr05; Reg. 2005-10-18; TX0006210873
May05 (31 issues); Pub. l-3lMay05; Reg. 2005-10-18; TX0006210728
Jun05 (30 issues); Pub. 1-30Jun05; Reg. 2005-10-18; TX0006210811
Jul05 (31 issues); Pub. 1-31Jul05; Reg. 2005-10-18; TX0006210810

Names:	Rapid City Journal

Type of Work:	Serial

Title:	Rapid City (SD) journal.

Serial Publication Year:	2004

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Copyright Claimant	Rapid City Journal.

Issues Registered:	Aug03 (31 issues); Pub. 1-31Aug03; Reg. 2004-01-08; TX0005874165
Sep03 (30 issues); Pub. 1-30Sep03; Reg. 2004-01-08; TX0005874152
Jan04 (31 issues); Pub. 1-31Jan04; Reg. 2004-04-30; TX0005964152
Feb04 (29 issues); Pub. l-29Feb04; Reg. 2004-04-30; TX0005964153
Oct03 (31 issues); Pub. 1-31Oct03; Reg. 2004-05-28; TX0005970898
Nov03 (30 issues); Pub. 1-30Nov03; Reg. 2004-05-28; TX0005970902
Dec03 (31 issues); Pub. 1-31Dec03; Reg. 2004-05-28; TX0005970900
Mar04 (31 issues); Pub. 1-31Mar04; Reg. 2004-07-19; TX0006018354
Apr04 (30 issues); Pub. 1-30Apr04; Reg. 2004-07-19; TX0006018357
May04 (31 issues); Pub. 1-31May04; Reg. 2004-07-19; TX0006018367
Jun40 (30 issues); Pub. 1-30Jun04; Reg. 2004-09-20; TX0006033121
Jul04 (31 issues); Pub. 1-31Jul04; Reg. 2004-11-18; TX0006075048
Aug04 (31 issues); Pub. 1-31Aug04; Reg. 2004-11-18; TX0006075040

Names:	Rapid City Journal

Type of Work:	Serial

Title:	Rapid City (SD) journal.

Serial Publication Year:	2003

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Copyright Claimant:	Rapid City Journal.

Issues Registered:	Feb03 (28 issues); Pub. l-28Feb03; Reg. 2003-05-23; TX0005729476
Mar03 (31 issues); Pub. 1-31Mar03; Reg. 2003-09-19; TX0005899928
Apr03 (30 issues); Pub. 1-30Apr03; Reg. 2003-09-19; TX0005899929
May03 (31 issues); Pub. l-3lMay03; Reg. 2003-09-19; TX0005806798
Jun03 (30 issues); Pub. 1-30Jun03; Reg. 2003-10-06; TX0005809563
Jul03 (31 issues); Pub. 1-31Jul03; Reg. 2003-10-06; TX0005809505

Names:	Rapid City Journal

Type of Work:	Serial

Title:	Rapid City (SD) journal.

Serial Publication Year:	2002

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Copyright Claimant:	Rapid City Journal.

Issues Registered:	Jul02 (31 issues) (CO correspondence.); Pub. 1-31Jul02; Reg. 2002-10-24; TX0005803665
Aug02 (31 issues) (CO correspondence.); Pub. 1-31Aug02; Reg. 2002-10-24; TX0005803666

Names:	Rapid City Journal

Type of Work:	Serial

Title:	Rapid City (SD) journal.

Serial Publication Year:	2001

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Copyright Claimant:	Rapid City Journal.

Issues Registered:	Jan97 (31 issues); Pub. 1-31Jan97; Reg. 2001-02-12; TX0005248501
Feb97 (28 issues); Pub. l-28Feb97; Reg. 2001-02-12; TX0005243019
Mar97 (31 issues); Pub. 1-31Mar97; Reg. 2001-02-12; TX0005248502
Apr97 (30 issues); Pub. 1-30Apr97; Reg. 2001-02-12; TX0005243021
May97 (31 issues); Pub. 1-31May97; Reg. 2001-02-12; TX0005248506
Sep00 (30 issues); Pub. 1-30Sep00; Reg. 2001-04-20; TX0005298888
Oct00 (31 issues); Pub. 1-30Oct00; Reg. 2001-04-20; TX0005298890
Dec00 (31 issues); Pub. 1-31Dec00; Reg. 2001-04-20; TX0005298889
Jan0l (31 issues); Pub. 1-31Jan01; Reg. 2001-04-20; TX0005298892
Feb0l (28 issues); Pub. l-28Feb01; Reg. 2001-05-16; TX0005312560
Mar0l (31 issues); Pub. 1-31Mar01; Reg. 2001-05-29; TX0005321466
Nov00 (30 issues); Pub. 1-30Nov00; Reg. 2001-07-30; TX0005355345
Apr01 (30 issues); Pub. 1-30Apr01; Reg. 2001-07-30; TX0005355327
May01 (31 issues); Pub. 1-31May01; Reg. 2001-07-30; TX0005355334
Jun01 (30 issues); Pub. 1-30Jun01; Reg. 2001-09-06; TX0005388852

Names:	Rapid City Journal

Type of Work:	Serial

Title:	Rapid City (SD) journal.

Serial Publication Year:	2000

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Copyright Claimant:	Rapid City Journal.

Issues Registered:	Sep99 (30 issues); Pub. 1-30Sep99; Reg. 2000-01-06; TX0005022687
Sep99 (30 issues); Pub. 1-30Sep99; Reg. 2000-08-30; TX0005164206
Oct99 (31 issues); Pub. 1-31Oct99; Reg. 2000-08-30; TX0005164204
Nov99 (30 issues); Pub. 1-30Nov99; Reg. 2000-08-30; TX0005164207
Dec99 (31 issues); Pub. 1-31Dec99; Reg. 2000-08-30; TX0005164202
Jan00 (31 issues); Pub. 1-31Jan00; Reg. 2000-08-30; TX0005164200
Feb00 (29 issues); Pub. l-29Feb00; Reg. 2000-08-30; TX0005164201
Mar00 (31 issues); Pub. 1-31Mar00; Reg. 2000-10-18; TX0005174072
Apr00 (30 issues); Pub. 1-30Apr00; Reg. 2000-10-18; TX0005174061
May00 (31 issues); Pub. 1-31May00; Reg. 2000-10-18; TX0005174060
Jun00 (30 issues); Pub. 1-30Jun00; Reg. 2000-10-18; TX0005174064
Jul00 (31 issues); Pub. l-3lJul00; Reg. 2000-11-20; TX0005193662
Aug00 (31 issues); Pub. l-3lAug00; Reg. 2000-11-20; TX0005193665

Names:	Rapid City Journal

Type of Work:	Serial

Title:	Rapid City (SD) journal.

Serial PublicationYear:	1999

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Copyright Claimant:	Rapid City Journal.

Issues Registered:	Sep98 (30 issues); Pub. 1-30Sep98; Reg. 1999-01-14; TX0004836940
Oct98 (31 issues); Pub. 1-31Oct98; Reg. 1999-03-03; TX0004861595
Nov98 (30 issues); Pub. 1-30Nov98; Reg. 1999-03-03; TX0004861596
Feb99 (28 issues); Pub. 1-28Feb99; Reg. 1999-04-29; TX0004887992
Dec98 (31 issues); Pub. l-3lDec98; Reg. 1999-05-03; TX0004894408
Dec98 (31 issues); Pub. l-3lDec98; Reg. 1999-05-17; TX0004903323
Jan99 (31 issues); Pub. 1-31Jan99; Reg. 1999-06-28 ; TX0005000307
Mar99 (31 issues); Pub. l-3lMar99; Reg. 1999-06-28; TX0005000306
Apr99 (30 issues); Pub. 1-30Apr99; Reg. 1999-07-29; TX0004986807
May99 (31 issues); Pub. l-3lMay99; Reg. 1999-07-29; TX0004948842
Jun99 (30 issues); Pub. 1-30Jun99; Reg. 1999-09-10; TX0004054791
Jul99 (31 issues); Pub. 1-31Jul99; Reg. 1999-10-05; TX0003767473
Aug99 (31 issues); Pub. l-3lAug99; Reg. 1999-11-29; TX0005028475

Names:	Rapid City Journal

Type of Work:	Serial

Title:	Rapid City (SD) journal.

Serial Publication Year:	1998

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Copyright Claimant:	Rapid City Journal.

Issues Registered:	Oct97 (31 issues); Pub. 1-31Oct97; Reg. 1998-01-15; TX0004602223
Nov97 (30 issues); Pub. 1-30Nov97; Reg. 1998-02-19; TX0004616468
Dec97 (31 issues); Pub. 1-3lDec97; Reg. 1998-02-19; TX0004616473
Jan98 (31 issues); Pub. 1-31Jan98; Reg. 1998-03-24; TX0004637999
Feb98 (28 issues); Pub. l-28Feb98; Reg. 1998-06-24; TX0004710215
Mar98 (31 issues); Pub. l-3lMar98; Reg. 1998-06-24; TX0004710237
Apr98 (30 issues); Pub. 1-30Apr98; Reg. 1998-07-29; TX0004726279
May98 (31 issues); Pub. l-3lMay98; Reg. 1998-10-27; TX0004786544
Jun98 (30 issues); Pub. 1-30Jun98; Reg. 1998-10-27; TX0004786543
Jul98 (31 issues); Pub. l-31Jul98; Reg. 1998-10-27; TX0004786545
Aug98 (31 issues); Pub. 1-31Aug98; Reg. 1998-10-27; TX0004786542

Names:	Rapid City Journal

Type of Work:	Serial

Title:	Rapid City (SD) Journal.

Serial Publication Year:	1997

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Copyright Claimant:	Rapid City Journal.

Issues Registered:	Jun97 (30 issues); Pub. 1-30Jun97; Reg. 1997-09-15; TX0004545011
Jul97 (31 issues); Pub. 1-31JuI97; Reg. 1997-10-09; TX0004552196

Names:	Rapid City Journal

Type of Work:	Serial

Title:	Rapid City (SD) journal.

Serial Publication Year:	1997

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Copyright Claimant:	Rapid City Journal.

Issues Registered:	Aug97 (31 issues); Pub. 1-31Aug97; Reg. 1997-11-28; TX0004598840 Jun97 (30 issues); Pub. 1-30Jun97; Reg. 1997-12-03; TX0004578177 Sep97 (30 issues); Pub. 1-30Sep97; Reg. 1997-12-03; TX0004578174

Names:	Rapid City Journal

Exhibit K-2 to Annex K

(Copyright Registrations)

(re: Serials registered to “Muscatine Journal”)

Type of Work:	Serial

Title:	Classic film/video images : the magazine for film and video enthusiasts / Samuel K. Rubin, editor-in-chief.

Serial Publication Year :	1982

Serial Key Title:	Classic film/video images

Imprint:	Muscatine, Iowa : The Journal, 1979.
Muscatine, Iowa : The Journal.

ISSN:	0164-5560 0275-8423

Description:	print material.

Frequency:	Bimonthly; monthly beginning with no. 79, Jan. 1982.

Former Frequency:	Bimonthly.

Publication History:	Through no. 63, May 1979

Continues:	Classic film collector = ISSN 0009-8329.

Continued by:	Classic images = ISSN 0275-8423.

Description based on:	No. 61, Dec. 1978 (winter)

Copyright Claimant:	Muscatine Journal.

Authorship on Application:	Muscatine Journal, employer of Samuel K. Rubin.

Issues Registered:	no. 79, Jan82. Created 1982; Pub. 1982-01-04; Reg. 1982-01-11; TX0000828868
no. 80, Feb82. Created 1982; Pub. 1982-02-01; Reg. 1982-02-16; TX0000854940
no. 81, Mar82. Created 1982; Pub. 1982-03-02; Reg. 1982-03-08; TX0000865374
no. 82, Apr82. Created 1982; Pub. 1982-04-01; Reg. 1982-04-13; TX0000887821
no. 83, May82. Created 1982; Pub. 1982-05-01; Reg. 1982-05-11; TX0000920661 no. 84, Jun82. Created 1982; Pub. 1982-06-01; Reg. 1982-06-07; TX0000917939
issue no. 85, Jul82. Created 1982; Pub. 1982-07-01; Reg. 1982-07-09; TX0000937378 issue no. 86, Aug82. Created 1982; Pub. 1982-07-29; Reg. 1982-08-13; TX0000959249
issue no. 87, Sep82. Created 1982; Pub. 1982-08-26; Reg. 1982-09-14; TX0000975817
issue no. 88, Oct82. Created 1982; Pub. 1982-09-30; Reg. 1982-10-18; TX0000994644
issue no. 89, Nov82. Created 1982; Pub. 1982-11-01; Reg. 1982-11-08; TX0001008520
issue no. 90, Dec82. Created 1982; Pub. 1982-12-02; Reg. 1982-12-08; TX0001024700

Running Title:	Classic images.

Names:	Rubin, Samuel K. Muscatine Journal.

Type of Work:	Serial

Title:	Classic film/video images : the magazine for film and video enthusiasts / Samuel K. Rubin, editor-in-chief.

Serial Publication Year :	1981

Serial Key Title:	Classic film/video images

Imprint:	Muscatine, Iowa : The Journal.

ISSN:	0164-5560

Description:	print material.

Frequency:	Bimonthly.

Continues:	Classic film collector = ISSN 0009-8329.

Description based on:	No. 61, Dec. 1978 (winter)

Copyright Claimant:	Muscatine Journal.

Authorship on Application:	Muscatine Journal, employer of Samuel K. Rubin.

Issues Registered:

no. 73, Jan81. Created 1981; Pub. 1981-01-02 (In notice: 1980); Reg. 1981-01-12; TX0000612297

no. 74, Mar81. Created 1981; Pub. 1981-03-02; Reg. 1981-03-06; TX0000643775

no. 75, May81. Created 1981; Pub. 1981-05-01; Reg. 1981-05-11; TX0000686084

no. 76, Jul81. Created 1981; Pub. 1981-07-02; Reg. 1981-07-10; TX0000727749

no. 77, Sep81. Created 1981; Pub. 1981-08-31; Reg. 1981-09-11; TX0000763704

no. 78, Nov81. Created 1981; Pub. 1981-11-02 (In notice: 1980); Reg. 1981-11-12; TX0000802518

Running Title:	Classic images.

Names:	Rubin, Samuel K. Muscatine Journal.

Type of Work:	Serial

Title:	Classic film/video images : the magazine for film and video enthusiasts / Samuel K. Rubin, editor-in-chief.

Serial Publication Year:	1980

Serial Key Title:	Classic film/video images

Imprint:	Muscatine, Iowa : The Journal.

ISSN:	0164-5560

Description:	print material.

Frequency:	Bimonthly.

Continues:	Classic film collector = ISSN 0009-8329.

Description based on :	No. 61, Dec. 1978 (winter)

Copyright Claimant :	Muscatine Journal.

Authorship on Application:	Muscatine Journal, employer of Samuel K. Rubin. Muscatine Journal, employer for hire of Samuel K. Rubin.

Issues Registered:

no. 67, Jan80. Created 1980; Pub. 1980-01-03; Reg. 1980-01-08; TX0000391384

no. 68, Mar80. Created 1980; Pub. 1980-03-03; Reg. 1980-03-17; TX0000434240

no. 69, May80. Created 1980; Pub. 1980-05-02; Reg. 1980-05-15; TX0000473086

no. 70, Jul80. Created 1980; Pub. 1980-06-27; Reg. 1980-07-21; TX0000561538

no. 71, Sep80. Created 1980; Pub. 1980-08-29; Reg. 1980-09-22; TX0000551848

no. 72, Nov80. Created 1980; Pub. 1980-11-05; Reg. 1980-11-10; TX0000579087

Running Title:	Classic images.

Names:	Rubin, Samuel K. Muscatine Journal. Lee Enterprises, Inc. Muscatine Journal Nuscatine Journal.

Type of Work:	Serial

Title:	Classic film/video images : the magazine for film and video enthusiasts / Samuel K. Rubin, editor-in-chief.

Serial Publication Year:	1979

Imprint:	Muscatine, Iowa : The Journal.

ISSN:	0009-8329

Description:	print material.

Frequency:	Bimonthly.

Continues:	Classic film collector.

Description based on:	No. 61, Dec. 1978 (winter)

Copyright Claimant:	Muscatine Journal.

Authorship on Application:	Muscatine Journal, employer for hire of Samuel K. Rubin.

Issues Registered:

no. 62, Mar79. Created 1979; Pub. 1979-03-01; Reg. 1979-03-23; TX0000283759

no. 63, May79. Appl. author: Muscatine Journal, employer for hire. Created 1979; Pub. 1979-05-01; Reg. 1979-05-21; TX0000248745

no. 64, Jul79. (C.O. correspondence.) Created 1979; Pub. 1979-07-01; Reg. 1979-07-23; TX0000353198

no. 65, Sep79. Created 1979; Pub. 1979-09-03; Reg. 1979-09-13; TX0000327846

no. 66, Nov79. Created 1979; 9Nov79; Reg. 1979-11-15; TX0000365103

Running Title:	Classic images.

Names:	Rubin, Samuel K. Lee Enterprises, Inc. Muscatine Journal Muscatine Journal.

Type of Work:	Serial

Title:	Classic film/video images : the magazine for film and video enthusiasts / Samuel K. Rubin, editor-in-chief.

Serial Publication Year:	1978

Imprint:	Muscatine, Iowa : The Journal.

ISSN:	0009-8329

Description:	print material.

Frequency:	Bimonthly.

Continues:	Classic film collector.

Description based on:	No. 61, Dec. 1978 (winter)

Copyright Claimant:	Muscatine Journal.

Authorship on Application:	Muscatine Journal, employer for hire of Samuel K. Rubin.

Issues Registered:	no. 61, Dec78 (winter) Appl. author: Muscatine Journal, employer for hire of Samuel K. Rubin. Created 1978; Pub. 1978-12-28; Reg. 1979-01-22; TX0000180666

Running Title:	Classic images.

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... [et al.]].

Serial Publication Year:	1992

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa : Muscatine Journal, 1979-.

ISSN:	0275-8423
0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Authorship on Application:	Muscatine Journal, employer of Jeanette Hoagland.

Issues Registered:

v. 199, Jan92. Claimant: Muscatine Journal. Created 1992;
Pub. 1992-01-01; Reg. 1992-01-06; TX0003214622

v. 200, Feb92. Claimant: Muscatine Journal (employer of Bob King) Created 1992; Pub. 1992-02-01; Reg. 1992-02-10; TX0003253072

v. 201, Mar92. Claimant: Muscatine Journal (employer of Bob King) Created 1992; Pub. 1992-03-01; Reg. 1992-03-13; TX0003272989

v. 202, Apr92. Claimant: Muscatine Journal (employer of Bob King) Created 1992; Pub. 1992-04-01; Reg. 1992-04-07; TX0003288042

v. 203, May92. Claimant: Muscatine Journal. Created 1992; Pub. 1992-05-01; Reg. 1992-05-14; TX0003305175

v. 204, Jun92. Claimant: Muscatine Journal (employer for Bob King) Created 1992; Pub. 1992-06-01; Reg. 1992-06-11; TX0003323052
v. 205, Jul92. Claimant: Muscatine Journal (employer of Bob King) Created 1992; Pub. 1992-07-01; Reg. 1992-07-09; TX0003343938
v. 206, Aug92. Claimant: Muscatine Journal (employer of Bob King) Created 1992; Pub. 1992-08-01; Reg. 1992-08-18; TX0003368961
v. 207, Sep92. Claimant: Muscatine Journal (employer of Bob King) Created 1992; Pub. 1992-09-01; Reg. 1992-09-28; TX0003403436
v. 208, Oct92. Claimant: Muscatine Journal (employer of Bob King) Created 1992; Pub. 1992-09-28; Reg. 1992-10-22; TX0003410518
v. 209, Nov92. Claimant: Muscatine Journal (employer of Bob King) Created 1992; Pub. 1992-10-23; Reg. 1992-11-10; TX0003425752
no. 210, Dec92. Claimant: Muscatine Journal (employer of Bob King) Created 1992; Pub. 1992-11-23; Reg. 1992-12-14; TX0003438208
no. 211, Jan93. Claimant: Muscatine Journal (employer of Bob King) Created 1992; Pub. 1992-12-21; Reg. 1993-01-13; TX0003459224

Names:	King, Bob
Rubin, Samuel K.
Hoagland, Jeanette
Hoagland, J.
Muscatine Journal

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... [et al.]].

Serial Publication Year:	1991

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa: Muscatine Journal, 1979-.

ISSN:	0275-8423
0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Copyright Claimant:	Muscatine Journal.

Authorship on Application:	Muscatine Journal, employer of Jeanette Hoagland.

Issues Registered:	v. 187, Jan91. Created 1990; Pub. 1991-01-01; Reg. 1991-01-10; TX0002990538
v. 188, Feb91. Created 1991; Pub. 1991-02-01; Reg. 1991-02-12; TX0003014061
v. 189, Mar91. Created 1991; Pub. 1991-03-01; Reg. 1991-03-14; TX0003041006
v. 190, Apr91. Created 1991; Pub. 1991-04-08; Reg. 1991-04-15; TX0003052942
v. 191, May91. Appl. author: Muscatine Journal, employer of Bob King. Created 1991; Pub. 1991-05-01; Reg. 1991-05-17; TX0003071551
no. 192, Jun91. Created 1991; Pub. 1991-06-01; Reg. 1991-06-20; TX0003093003
no. 193, JuI91. Created 1991; Pub. 1991-07-01; Reg. 1991-07-17; TX0003105177
no. 194, Aug91. Created 1991; Pub. 1991-08-01; Reg. 1991-08-12; TX0003120155
no. 195, Sep91. Appl. author: Muscatine Journal, employer of Bob King. Created 1991; Pub. 1991-09-01; Reg. 1991-09-09; TX0003142552
no. 196, Oct91. Created 1991; Pub. 1991-10-01; Reg. 1991-10-11; TX0003155599
no. 197, Nov91. Created 1991; Pub. 1991-11-01; Reg. 1991-11-12; TX0003188861
v. 198, Dec91. Created 1991; Pub. 1991-12-01; Reg. 1991-12-13; TX0003209634

Names:	Hoagland, Jeanette
Hoagland, J.
King, Bob
Rubin, Samuel K.
Muscatine Journal

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... [et al.]] .

Serial Publication Year:	1990

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa : Muscatine Journal, 1979-.

ISSN:	0275-8423
0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Copyright Claimant:	Muscatine Journal.

Authorship on Application:	Muscatine Journal, employer of Jeanette Kopps.

Issues Registered:	v. 175, Jan90. (C.O. correspondence.) Created 1990; Pub. 1990-01-01; Reg. 1990-01-16; TX0002773298
v. 176, Feb90. Created 1990; Pub. 1990-02-01; Reg. 1990-02-12; TX0002749759
v. 177, Mar90. Created 1990; Pub. 1990-03-01; Reg. 1990-04-27; TX0002810537
v. 178, Apr90. Created 1990; Pub. 1990-04-01; Reg. 1990-04-09; TX0002788546
v. 179, May90. Created 1990; Pub. 1990-05-01; Reg. 1990-05-14; TX0002820397
no. 180, Jun90. Created 1990; Pub. 1990-06-01; Reg. 1990-06-15; TX0002856419
no. 181, Jul90. Created 1990; Pub. 1990-07-01; Reg. 1990-07-18; TX0002872511
no. 182, Aug90. Created 1990; Pub. 1990-08-01; Reg. 1990-10-18; TX0002917734
no. 183, Sep90. (C.O. correspondence.) Created 1990; Pub. 1990-09-01; Reg. 1990-09-10; TX0002921745
no. 184, Oct90. Created 1990; Pub. 1990-10-01; Reg. 1990-10-15; TX0002918364
v. 185, Nov90. Created 1990; Pub. 1990-11-01; Reg. 1990-11-14; TX0002960498
v. 186, Dec90. (C.O. correspondence.) Created 1990; Pub. 1990-12-01; Reg. 1991-03-04; TX0003019458

Names:	Kopps, Jeanette
Rubin, Samuel K.
Muscatine Journal

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... [et al.]] .

Serial Publication Year:	1989

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa: Muscatine Journal, 1979-.

ISSN:	0275-8423
0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Copyright Claimant:	Muscatine Journal.

Authorship on Application:	Muscatine Journal, employer of Jeanette Kopps.

Issues Registered:

v. 163, Jan89. Created 1988; Pub. 1989-01-01; Reg. 1989-01-10; TX0002474383

v. 164, Feb89. Created 1989; Pub. 1989-02-01; Reg. 1989-02-13; TX0002493614

v. 165, Mar89. Created 1989; Pub. 1989-03-01; Reg. 1989-03-13; TX0002511861

v. 166, Apr89. Created 1989; Pub. 1989-04-01; Reg. 1989-04-12; TX0002540822

v. 167, May89. Created 1989; Pub. 1989-05-01; Reg. 1989-05-10; TX0002557419

no. 168, Jun89. Created 1989; Pub. 1989-06-01; Reg. 1989-06-19; TX0002583815

no. 169, Jul89. Created 1989; Pub. 1989-07-01; Reg. 1989-07-14; TX0002608803

no. 170, Aug89. Created 1989; Pub. 1989-08-01; Reg. 1989-08-17; TX0002615558

no. 171, Sep89. Created 1989; Pub. 1989-09-01; Reg. 1989-09-12; TX0002636708

no. 172, Oct89. Created 1989; Pub. 1989-10-01; Reg. 1989-10-10; TX0002661338

no. 173, Nov89. Created 1989; Pub. 1989-11-01; Reg. 1989-11-08; TX0002679970

v. 174, Dec89. Created 1989; Pub. 1989-12-01; Reg. 1989-12-12; TX0002706513

Names:	Kopps, Jeanette Rubin, Samuel K. Muscatine Journal

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... [et al.]].

Serial Publication Year:	1988

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa : Muscatine Journal, 1979-.

ISSN:	0275-8423 0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Copyright Claimant:	Muscatine Journal.

Authorship on Application:	Muscatine Journal, employer of Samuel K. Rubin.

Issues Registered:	no. 152, Feb88. Created 1988; Pub. 1988-02-01; Reg. 1988-02-11; TX0002253807
no. 153, Mar88. Created 1988; Pub. 1988-02-29; Reg. 1988-04-01; TX0002290390
no. 154, Apr88. Created 1988; Pub. 1988-03-31; Reg. 1988-04-26; TX0002295779
no. 155, May88. Created 1988; Pub. 1988-04-28; Reg. 1988-05-11; TX0002312284
no. 156, Jun88. Created 1988; Pub. 1988-05-25; Reg. 1988-08-10; TX0002372506
no. 157, Jul88. Created 1988; Pub. 1988-07-01; Reg. 1988-07-12; TX0002351449
no. 158, Aug88. Appl. author: Muscatine Journal, employer of Jeanette Kopps. Created 1988; Pub. 1988-08-01; Reg. 1988-08-05; TX0002362382
no. 159, Sep88. Appl. author: Muscatine Journal, employer of Jeanette Kopps. Created 1988; Pub. 1988-09-01; Reg. 1988-09-12; TX0002405151
no. 160, Oct88. Appl. author: Muscatine Journal, employer of Jeanette Kopps. Created 1988; Pub. 1988-10-01; Reg. 1988-10-11; TX0002407793
v. 161, Nov88. Created 1988; Pub. 1988-11-01; Reg. 1988-11-25; TX0002457920
v. 162, Dec88. Created. 1988; Pub. 1988-12-01; Reg. 1989-03-16; TX0002515224

Names:	Kopps, Jeanette Rubin, Samuel K. Muscatine Journal

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... [et al.] ] .

Serial Publication Year:	1987

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa : Muscatine Journal, 1979-.

ISSN:	0275-8423 0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Copyright Claimant:	Muscatine Journal.

Authorship on Application:	Muscatine Journal, employer of Samuel K. Rubin.

Issues Registered:	no. 139, Jan87. Created 1987; Pub. 1987-01-02; Reg. 1987-01-09; TX0001969260
no. 140, Feb87. Created 1987; Pub. 1987-01-29; Reg. 1987-02-06; TX0002001971
no. 141, Mar87. Created 1987; Pub. 1987-03-02; Reg. 1987-03-09; TX0002014146
no. 142, Apr87. Created 1987; Pub. 1987-03-31; Reg. 1987-04-06; TX0002037636
no. 143, May87. Created 1987; Pub. 1987-04-30; Reg. 1987-05-20; TX0002066455
no. 144, Jun87. Created 1987; Pub. 1987-05-25; Reg. 1987-06-08; TX0002083622
no. 145, Jul87. Created 1987; Pub. 1987-06-29; Reg. 1987-07-10; TX0002103919
no. 146, Aug87. Created 1987; Pub. 1987-07-30; Reg. 1987-08-19; TX0002129452
no. 147, Sep87. Created 1987; Pub. 1987-08-31; Reg. 1987-09-14; TX0002144512
no. 148, Oct87. Created 1987; Pub. 1987-10-01; Reg. 1987-10-22; TX0002169550
no. 149, Nov87. Created 1987; Pub. 1987-10-29; Reg. 1987-11-09; TX0002197949
no. 150, Dec87. Created 1987; Pub. 1987-11-27; Reg. 1987-12-07; TX0002201234
no. 151, Jan88. Created 1987; Pub. 1987-12-31; Reg. 1988-01-28; TX0002237367

Names:	Rubin, Samuel K. Muscatine Journal

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... [et al. ] ] .

Serial Publication Year:	1986

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa : Muscatine Journal, 1979-.

ISSN:	0275-8423 0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Copyright Claimant:	Muscatine Journal.

Authorship on Application:	Muscatine Journal, employer of Samuel K. Rubin.

Issues Registered:	no. 127, Jan86. Created 1986; Pub. 1986-01-03; Reg. 1986-01-09; TX0001731582
no. 128, Feb86. Created 1986; Pub. 1986-02-03; Reg. 1986-02-10; TX0001756185
no. 129, Mar86. Created 1986; Pub. 1986-03-03; Reg. 1986-03-11; TX0001773708
no. 130, Apr86. Created 1986; Pub. 1986-04-01; Reg. 1986-04-30; TX0001816015
no. 131, May86. Created 1986; Pub. 1986-05-01; Reg. 1986-05-12; TX0001818189
no. 132, Jun86. Created 1986; Pub. 1986-06-02; Reg. 1986-06-06; TX0001830910
no. 133, Jul86. Created 1986; Pub. 1986-06-30; Reg. 1986-07-09; TX0001860372
no. 134, Aug86. Created 1986; Pub. 1986-08-01; Reg. 1986-08-20; TX0001889649
no. 135, Sep86. Created 1986; Pub. 1986-08-28; Reg. 1986-09-11; TX0001905906
no. 136, Oct86. Created 1986; Pub. 1986-10-02; Reg. 1986-10-14; TX0001928060
no. 137, Nov86. Created 1986; Pub. 1986-10-31; Reg. 1986-11-10; TX0001950416
no. 138, Dec86. Created 1986; Pub. 1986-12-01; Reg. 1986-12-10; TX0001974599

Names:	Rubin, Samuel K.
Muscatine Journal

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... [et al.]] .

Serial Publication Year:	1985

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa : Muscatine Journal, 1979-.

ISSN:	0275-8423 0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Copyright Claimant	Muscatine Journal.

Authorship on Application:	Muscatine Journal, employer of Samuel K. Rubin.

Issues Registered:

no. 115, Jan85. Created 1985; Pub. 1985-01-03; Reg. 1985-01-14; TX0001494025

no. 116, Feb85. Created 1985; Pub. 1985-02-01; Reg. 1985-02-08; TX0001516810

no. 117, Mar85. Created 1985; Pub. 1985-03-04; Reg. 1985-03-08; TX0001533156

no. 118, Apr85. Created 1985; Pub. 1985-04-01; Reg. 1985-04-19; TX0001565322

no. 119, May85. Created 1985; Pub. 1985-05-02; Reg. 1985-05-08; TX0001574738

no. 120, Jun85. Created 1985; Pub. 1985-06-03; Reg. 1985-06-13; TX0001596223

no. 121, Jul85. Created 1985; Pub. 1985-07-01; Reg. 1985-07-10; TX0001610216

no. 122, Aug85. Created 1985; Pub. 1985-08-01; Reg. 1985-08-14; TX0001637331

no. 123, Sep85. Created 1985; Pub. 1985-08-29; Reg. 1985-09-11; TX0001671304

no. 124, Oct85. Created 1985; Pub. 1985-09-30; Reg. 1985-10-07; TX0001663817

no. 125, Nov85. Created 1985; Pub. 1985-11-04; Reg. 1985-11-08; TX0001683112

no. 126, Dec85. Created 1985; Pub. 1985-12-02; Reg. 1985-12-09; TX0001713013

Names:	Rubin, Samuel K. Muscatine Journal

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief . . . [et al. ] ] .

Serial Publication Year:	1984

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa : Muscatine Journal, 1979-.

ISSN:	0275-8423 0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Copyright Claimant :	Muscatine Journal.

Authorship on Application:	Muscatine Journal, employer of Samuel K. Rubin.

Issues Registered:	no. 103, Jan84. Created 1984; Pub. 1984-01-05; Reg. 1984-01-09; TX0001262212
no. 104, Feb84. Created 1984; Pub. 1984-02-02; Reg. 1984-02-09; TX0001281423
no. 105, Mar84. Created 1984; Pub. 1984-03-01; Reg. 1984-03-08; TX0001300795
no. 106, Apr84. Created 1984; Pub. 1984-04-02; Reg. 1984-04-10; TX0001320881
no. 107, May84. Created 1984; Pub. 1984-05-03; Reg. 1984-05-07; TX0001337428
no. 108, Jun84. Created 1984; Pub. 1984-06-04; Reg. 1984-06-08; TX0001364787
no. 109, Jul84. Created 1984; Pub. 1984-07-02; Reg. 1984-07-06; TX0001382158
no. 110, Aug84. Created 1984; Pub. 1984-08-02; Reg. 1984-08-06; TX0001401790
no. 111, Sep84. Created 1984; Pub. 1984-08-30; Reg. 1984-09-18; TX0001432288
no. 112, Oct84. Created 1984; Pub. 1984-10-01; Reg. 1984-10-09; TX0001442020
no. 113, Nov84. Created 1984; Pub. 1984-11-01; Reg. 1984-11-08; TX0001502390
no. 114, Dec84. Created 1984; Pub. 1984-12-03; Reg. 1984-12-18; TX0001476023

Names:	Rubin, Samuel K.
Muscatine Journal

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... [et al.]] .

Serial Publication Year:	1983

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa : Muscatine Journal, 1979-.

ISSN:	0275-8423 0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Copyright Claimant:	Muscatine Journal.

Authorship on Application:	Muscatine Journal, employer of Samuel K. Rubin.

Issues Registered:	no. 91, Jan83. (C.O. correspondence.) Created 1983; Pub. 1983-01-03; Reg. 1983-01-07;TX0001078011
no. 92, Feb83. Created 1983; Pub. 1983-02-01; Reg. 1983-02-14; TX0001064346
no. 93, Mar83. Created 1983; Pub. 1983-03-01; Reg. 1983-03-10; TX0001079312
no. 94, Apr83. Created 1983; Pub. 1983-04-01; Reg. 1983-04-13; TX0001100170
no. 95, May83. Created 1983; Pub. 1983-05-02; Reg. 1983-05-10; TX0001115829
no. 96, Jun83. Created 1983; Pub. 1983-06-02; Reg. 1983-06-06; TX0001131619
no. 97, Jul83. Created 1983; Pub. 1983-07-01; Reg. 1983-07-18; TX0001153026
no. 98, Aug83. Created 1983; Pub. 1983-08-01; Reg. 1983-08-12; TX0001169990
no. 99, Sep83. Created 1983; Pub. 1983-09-01; Reg. 1983-09-09; TX0001186158
no. 100, Oct83. Created 1983; Pub. 1983-10-03; Reg. 1983-10-11; TX0001205427
no. 101, Nov83. Created 1983; Pub. 1983-11-03; Reg. 1983-11-08; TX0001225235
no. 102, Dec83. Created 1983; Pub. 1983-12-02; Reg. 1983-12-07; TX0001244796

Names:	Rubin, Samuel K.
Muscatine Journal

Type of Work:	Serial

Title:	Films of the golden age : the magazine for film lovers.

Serial Publication Year:	1998

Serial Key Title:	Films of the golden age

ISSN:	1083-5369

Description:	print material.

Frequency:	Quarterly.

Publication History:	No. 1, summer 1995-

Description based on:	No. 14, fall 1998.

Copyright Claimant:	Muscatine Journal, division of Lee Enterprises, Inc.

Issues Registered:	no. 14, fall 98. Created 1998; Pub. 1998-10-01; Reg. 1998-12-30; TX0004724756

Names:	Lee Enterprises, Inc. Muscatine Journal Muscatine Journal

Exhibit K-3 to Annex K

(Copyright Registrations)

(re: Serials registered to “Muscatine Journal,

division of Lee Enterprises, Inc.”)

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... et al.].

Serial Publication Year :	2006

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa : Muscatine Journal, 1979-.

ISSN:	0275-8423 0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Copyright Claimant:	Muscatine Journal, division of Lee Enterprises, Inc. (employer for hire)

Issues Registered:

no. 369, Mar06. Created 2006; Pub. 2006-02-16; Reg. 2006-03-16; TX0006367038

no. 370, Apr06. Created 2006; Pub. 2006-03-20; Reg. 2006-04-10; TX0006368806

no. 371, May06. (CO correspondence.) Created 2006; Pub. 2006-04-20; Reg. 2006-04-28; TX0006497744

no. 372, Jun06. Created not given on appl.; Pub. 2006-05-18; Reg. 2006-06-16; TX0006372044

no. 373, Jul06. Created 2006; Pub. 2006-06-20; Reg. 2006-06-30; TX0006396707

Names:	Rubin, Samuel K. Lee Enterprises, Inc. Muscatine Journal Muscatine Journal

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... et al. ] .

Serial Publication Year:	2005

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa : Muscatine Journal, 1979-.

ISSN:	0275-8423 0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Copyright Claimant:	Muscatine Journal, division of Lee Enterprises, Inc (employer for hire)

Issues Registered:

no. 356, Feb05. Created 2005; Pub. 2005-01-20; Reg. 2005-03-08; TX0006144913

no. 357, Mar05. Created 2005; Pub. 2005-02-18; Reg. 2005-05-09; TX0006199506

no. 358, Apr05. Created 2005; Pub. 2005-03-24; Reg. 2005-05-09; TX0006200166

no. 359, May05. Created 2005; Pub. 2005-04-21; Reg. 2005-06-27; TX0006207189

no. 360, Jun05. Created 2005; Pub. 2005-05-20; Reg. 2005-06-27; TX0006200160

no. 361, Jul05. Created 2005; Pub. 2005-06-20; Reg. 2005-09-26; TX0006285905

no. 362, Aug05. Created 2005; Pub. 2005-07-18; Reg. 2005-09-26; TX0006240777

no. 363, Sep05. Created 2005; Pub. 2005-08-18; Reg. 2005-10-03; TX0006247508

no. 364, Oct05. Created 2005; Pub. 2005-09-22; Reg. 2005-10-21; TX0006247507

no. 365, Nov05. Created 2005; Pub. 2005-10-20; Reg. 2005-12-02; TX0006292650

no. 366, Dec05. Created 2005; Pub. 2005-11-16; Reg. 2006-01-23; TX0006347078

no. 367, Jan0 6. Created not given on appl.; Pub. 2005-12-20; Reg. 2006-02-22; TX0006329022

Names:	Rubin, Samuel K.
Lee Enterprises, Inc. Muscatine Journal Muscatine Journal

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... [et al.]] .

Serial Publication Year:	2004

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa : Muscatine Journal, 1979-.

ISSN:	0275-8423 0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Copyright Claimant:	Muscatine Journal, division of Lee Enterprises, Inc. (employer for hire)

Issues Registered:

no. 344, Feb04. Created 2004; Pub. 2004-01-22; Reg. 2004-05-17; TX0005983243

no. 345, Mar04. Created 2004; Pub. 2004-02-19; Reg. 2004-05-25; TX0005993138

no. 346, Apr04. Created 2004; Pub. 2004-03-18; Reg. 2004-11-23; TX0006086951

no. 347, May04. Created 2004; Pub. 2004-04-22; Reg. 2004-12-09; TX0006083945

no. 348, Jun04. Created 2004; Pub. 2004-05-20; Reg. 2004-12-09; TX0006083946

no. 349, Jul04. Created 2004; Pub. 2004-06-18; Reg. 2004-12-09; TX0006083940

no. 350, Aug04. Created 2004; Pub. 2004-07-22; Reg. 2004-12-09; TX0006083941

no. 351, Sep04. Created 2004; Pub. 2004-08-18; Reg. 2004-12-09; TX0006083943

no. 352, Oct04. Created 2004; Pub. 2004-09-22; Reg. 2004-12-09; TX0006083942

no. 353, Nov04. Created 2004; Pub. 2004-10-20; Reg. 2004-12-09; TX0006083944

no. 354, Dec04. Created 2004; Pub. 2004-11-18; Reg. 2004-12-29; TX0006094642

no. 355, Jan05. (CO correspondence.) Created 2004; Pub. 2004-12-20; Reg. 2005-01-21; TX0006252702

Names:	Rubin, Samuel K.
Lee Ent., Inc. Muscatine Journal Muscatine Journal Lee Enterprises, Inc. Muscatine Journal

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... [et al.]] .

Serial Publication Year:	2003

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa : Muscatine Journal, 1979-.

ISSN:	0275-8423 0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Copyright Claimant:	Muscatine Journal, division of Lee Enterprises, Inc. (employer for hire)

Issues Registered:

no. 332, Feb03. Created 2003; Pub. 2003-01-20; Reg. 2004-01-23; TX0005996778

no. 333, Mar03. Created 2003; Pub. 2003-02-17; Reg. 2004-06-11; TX0006009178

no. 334, Apr03. Created 2003; Pub. 2003-03-17; Reg. 2004-02-02; TX0005924753

no. 335, May03. Created 2003; Pub. 2003-04-14; Reg. 2004-02-09; TX0005923824

no. 336, Jun03. Created 2003; Pub. 2003-05-19; Reg. 2004-02-09; TX0005923839

no. 337, Jul03. Created 2003; Pub. 2003-06-16; Reg. 2004-02-09; TX0005940951

no. 338, Aug03. Created 2003; Pub. 2003-07-21; Reg. 2004-02-17; TX0005943428

no. 339, Sep03. Created 2003; Pub. 2003-08-18; Reg. 2004-05-05; TX0005981914

no. 340, Oct03. Created 2003; Pub. 2003-09-18; Reg. 2004-05-03; TX0005982555

no. 341, Nov03. Created 2003; Pub. 2003-10-23; Reg. 2004-04-29; TX0005975048

no. 342, Dec03. Created 2003; Pub. 2003-11-20; Reg. 2004-05-07; TX0005980735

no. 343, Jan04. Created 2003; Pub. 2003-12-18; Reg. 2004-05-07; TX0005983764

Names:	Rubin, Samuel K. Lee Enterprises, Inc. Muscatine Journal Lee Ent., Inc. Muscatine Journal Muscatine Journal

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... [et al.]].

Serial Publication Year:	2002

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa : Muscatine Journal, 1979-.

ISSN:	0275-8423 0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Issues Registered:

vol. no. 320, Feb02. Claimant: Muscatine Journal, division of Lee Ent., Inc. (employer for hire) Created 2002; Pub. 2002-01-17; Reg. 2002-03-27; TX0005510476

vol. no. 321, Mar02. Claimant: Muscatine Journal, division of Lee Ent., Inc. (employer for hire) Created 2002; Pub. 2002-02-21; Reg. 2002-03-07; TX0005514049

no. 322, Apr02. Claimant: Muscatine Journal, division of Lee Ent., Inc. (employer for hire) Created 2002; Pub. 2002-03-21; Reg. 2002-05-24; TX0005590281

no. 323, May02. Claimant: Muscatine Journal, division of Lee Ent., Inc. (employer for hire) Created 2002; Pub. 2002-04-18;. Reg. 2002-06-03; TX0005581214

no. 324, Jun02. Claimant: Muscatine Journal, division of Lee Enterprises, Inc. (employer for hire) Created 2002; Pub. 2002-05-16; Reg. 2002-09-30; TX0005671065

no. 325, Jul02. Claimant: Muscatine Journal, division of Lee Enterprises, Inc. (employer for hire) Created 2002; Pub. 2002-06-20; Reg. 2002-10-04; TX0005679381

no. 326, Aug02. Claimant: Muscatine Journal, division of Lee Enterprises, Inc. (employer for hire) Created 2002; Pub. 2002-07-18; Reg. 2002-10-11; TX0005685861

no. 327, Sep02. Claimant: Muscatine Journal, division of Lee Enterprises, Inc. (employer for hire) Created 2002; Pub. 2002-08-22; Reg. 2002-12-23; TX0005685253

no. 328, Oct02. Claimant: Muscatine Journal, division of Lee Enterprises, Inc. (employer for hire) Created 2002; Pub. 2002-09-20; Reg. 2003-02-26; TX0005722135

no. 329, Nov02. Claimant: Muscatine Journal, division of Lee Enterprises, Inc. (employer for hire) Created 2002; Pub. 2002-10-18; Reg. 2003-02-26; TX0005708539

no. 330, Dec02. Claimant: Muscatine Journal, division of Lee Enterprises, Inc. (employer for hire) Created 2002; Pub. 2002-11-20; Reg. 2003-02-24; TX0005684295

no. 331, Jan03. Claimant: Muscatine Journal, division of Lee Enterprises, Inc. (employer for hire) Created 2002; Pub. 2002-12-24; Reg. 2003-03-14; TX0005708385

Names:	Rubin, Samuel K. Lee Ent., Inc. Muscatine Journal Muscatine Journal Lee Enterprises, Inc. Muscatine Journal

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... [et al.]] .

Serial Publication Year:	2001

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa : Muscatine Journal, 1979-.

ISSN:	0275-8423 0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Copyright Claimant	Muscatine Journal, division of Lee Ent., Inc. (employer for hire)

Issues Registered:

no. 308, Feb01. Created 2001; Pub. 2001-01-18; Reg. 2001-02-20; TX0005273482

no. 309, Mar01. Created 2001; Pub. 2001-02-20; Reg. 2001-03-09; TX0005295537

no. 310, Apr01. Created 2001; Pub. 2001-03-20; Reg. 2001-04-30; TX0005319189

no. 311, May01. Created 2001; Pub. 2001-04-18; Reg. 2001-05-09; TX0005320786

v. no. 312, Jun01. Created 2001; Pub. 2001-05-18; Reg. 2001-07-20; TX0005398525

v. no. 313, Jul01. Created 2001; Pub. 2001-06-22; Reg. 2001-07-26; TX0005379280

no. 314, Aug01. (CO correspondence.) Created 2001; Pub. 2001-07-19; Reg. 2001-10-15; TX0005571469

v. no. 315, Sep01. Created 2001; Pub. 2001-08-23; Reg. 2001-10-15; TX0005421050

no. 316, Oct01. Created 2001; Pub. 2001-09-20; Reg. 2001-12-28; TX0005536041

vol. no. 317, Nov01. Created 2001; Pub. 2001-10-18; Reg. 2001-12-28; TX0005526325

vol. no. 318, Dec01. Created 2001; Pub. 2001-11-22; Reg. 2002-01-10; TX0005514325

no. 319, Jan02. Created 2001; Pub. 2001-12-20; Reg. 2002-03-25; TX0005545948

Names:	Rubin, Samuel K. Lee Ent., Inc. Muscatine Journal Muscatine Journal Lee Enterprises, Inc. Muscatine Journal

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... [et al.]] .

Serial Publication Year:	2000

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa : Muscatine Journal, 1979-.

ISSN:	0275-8423 0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Copyright Claimant:	Muscatine Journal, division of Lee Ent., Inc. (employer for hire)

Issues Registered:

v. 296, Feb00. Created 2000; Pub. 2000-01-20; Reg. 2000-02-24; TX0005058500

v. 297, Mar00. Created 2000; Pub. 2000-02-20; Reg. 2000-03-09; TX0005070839

v. 298, Apr00. Created 2000; Pub. 2000-03-20; Reg. 2000-04-10; TX0005082188

no. 301, Jul00. Created 2000; Pub. 2000-06-22; Reg. 2000-08-03; TX0005146840

no. 302, Aug00. Created 2000; Pub. 2000-07-20; Reg. 2000-08-15; TX0005148353

no. 303, Sep00. Created 2000; Pub. 2000-08-29; Reg. 2000-09-27; TX0005173054

no. 304, Oct00. Created 2000; Pub. 2000-09-19; Reg. 2000-09-29; TX0005173057

no. 305, Nov00. Created 2000; Pub. 2000-10-17; Reg. 2000-11-01; TX0005192489

no. 306, Dec00. Created 2000; Pub. 2000-11-20; Reg. 2001-01-04; TX0005239891

no. 307, Jan01. Created 2000; Pub. 2000-12-21; Reg. 2001-02-08; TX0005262381

Names:	Rubin, Samuel K. Lee Ent., Inc. Muscatine Journal Muscatine Journal Lee Enterprises, Inc. Muscatine Journal

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... [et al.]].

Serial Publication Year:	1999

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa : Muscatine Journal, 1979-.

ISSN:	0275-8423 0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Issues Registered:

no. 285, Mar99. Claimant: Muscatine Journal, division of Lee Ent., Inc. (Appl. author: Muscatine Journal, division of Lee Ent., Inc.) Created 1999; Pub. 1999-02-18; Reg. 1999-03-24; TX0004874670

no. 286, Apr99. Claimant: Muscatine Journal, division of Lee Ent., Inc. (Appl. author: Muscatine Journal, division of Lee Ent., Inc.) Created 1999; Pub. 1999-03-23; Reg. 1999-04-14; TX0004898780

v. 287, May99. Claimant: Muscatine Journal, division of Lee Ent., Inc. (employer for hire) Created 1999; Pub. 1999-04-20; Reg. 1999-12-20; TX0005033837

v. 288, Jun99. Claimant: Muscatine Journal, division of Lee Ent., Inc. (Appl. author: Muscatine Journal, division of Lee Ent., Inc.) Created 1999; Pub. 1999-05-20; Reg. 1999-06-09; TX0004918469

v. 289, Jul99. Claimant: Muscatine Journal, division of Lee Ent., Inc. (employer for hire) Created 1999; Pub. 1999-06-20; Reg. 1999-12-29; TX0005036065

v. 290, Aug99. Claimant: Muscatine Journal, division of Lee Ent., Inc. (Appl. author: Muscatine Journal, division of Lee Ent., Inc.) Created 1999; Pub. 1999-07-22; Reg. 1999-10-01; TX0004995747

v. 291, Sep99. Claimant: Muscatine Journal, division of Lee Ent., Inc. (Appl. author: Muscatine Journal, division of Lee Ent., Inc.) Created 1999; Pub. 1999-08-17; Reg. 1999-11-30; TX0004980349

no. 292, Oct99. Claimant: Muscatine Journal, division of Lee Ent., Inc. (Appl. author: Muscatine Journal, division of Lee Ent., Inc.) Created 1999; Pub. 1999-09-23; Reg. 1999-10-15; TX0004249765

v. 293, Nov99. Claimant: Muscatine Journal, division of Lee Ent., Inc. (employer for hire) Created 1999; Pub. 1999-10-18; Reg. 1999-11-12; TX0005033214

v. 294, Dec99. Claimant: Muscatine Journal, division of Lee Ent., Inc. (employer for hire) Created 1999; Pub. 1999-11-22; Reg. 1999-12-06; TX0005029943

v. 295, Jan00. Claimant: Muscatine Journal, division of Lee Ent., Inc. (employer for hire) Created 1999; Pub. 1999-12-20; Reg. 2000-01-13; TX0005044580

Names:	Rubin, Samuel K. Lee Ent., Inc. Muscatine Journal Muscatine Journal Lee Enterprises, Inc. Muscatine Journal

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... [et al.]] .

Serial Publication Year:	1998

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa : Muscatine Journal, 1979-.

ISSN:	0275-8423 0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Issues Registered:

no. 272, Feb98. Claimant: Muscatine Journal, division of Lee Enterprises, Inc. (employer for hire) Created 1998; Pub. 1998-01-22; Reg. 1998-02-24; TX0004631701

no. 273, Mar98. Claimant: Muscatine Journal, division of Lee Int., Inc. (employer for hire) Created 1998; Pub. 1998-02-19; Reg. 1998-03-10; TX0004644639

no. 274, Apr98. Claimant: Muscatine Journal, division of Lee Int., Inc. (employer for hire) Created 1998; Pub. 1998-03-19; Reg. 1998-04-24; TX0004660890

no. 275, May98. Claimant: Muscatine Journal, division of Lee Int., Inc. (Appl. author: Muscatine Journal, division of Lee Int., Inc.) Created 1998; Pub. 1998-04-23; Reg. 1998-05-14; TX0004694819

no. 276, Jun98. Claimant: Muscatine Journal, division of Lee Int., Inc. (Appl. author: Muscatine Journal, division of Lee Int., Inc.) Created 1998; Pub. 1998-05-21; Reg. 1998-06-09; TX0004700113

no. 277, Jul98. Claimant: Muscatine Journal, division of Lee Int., Inc. (Appl. author: Muscatine Journal, division of Lee Int., Inc.) Created 1998; Pub. 1998-06-18; Reg. 1998-09-14; TX0004766366

no. 278, Aug98. Claimant: Muscatine Journal, division of Lee Int., Inc. (Appl. author: Muscatine Journal, division of Lee Int., Inc.) Created 1998; Pub. 1998-07-23; Reg. 1998-09-16; TX0004768710

no. 279, Sep98. Claimant: Muscatine Journal, division of Lee Ent., Inc. (Appl. author: Muscatine Journal, division of Lee Ent., Inc.) Created 1998; Pub. 1998-08-20; Reg. 1999-02-12; TX0004855415

no. 280, Oct98. Claimant: Muscatine Journal, division of Lee Ent., Inc. (Appl. author: Muscatine Journal, division of Lee Ent., Inc.) Created 1998; Pub. 1998-09-22; Reg. 1999-02-12; TX0004855416

no. 281, Nov98. Claimant: Muscatine Journal, division of Lee Ent., Inc. (Appl. author: Muscatine Journal, division of Lee Ent., Inc.) Created 1998; Pub. 1998-10-22; Reg. 1998-12-14; TX0004812139

no. 282, Dec98. Claimant: Muscatine Journal, division of Lee Ent., Inc. (Appl. author: Muscatine Journal, division of Lee Ent., Inc.) Created 1998; Pub. 1998-11-19; Reg. 1998-12-14; TX0004812161

v. 283, Jan99. Claimant: Muscatine Journal, division of Lee Ent., Inc. (Appl. author: Muscatine Journal, division of Lee Ent., Inc.) Created 1998; Pub. 1998-12-18; Reg. 1999-11-30; TX0004980348

Names:	Rubin, Samuel K. Lee Int., Inc. Muscatine Journal Muscatine Journal Lee Enterprises, Inc. Muscatine Journal Lee Int., Inc.

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... [et al.]] .

Serial Publication Year:	1997

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa : Muscatine Journal, 1979-.

ISSN:	0275-8423 0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Copyright Claimant:	Muscatine Journal, division of Lee Enterprises, Inc. (employer for hire)

Issues Registered:

v. 260, Feb97. Created 1997; Pub. 1997-01-23; Reg. 1997-03-24; TX0004449396

v. 261, Mar97. Created 1997; Pub. 1997-02-20; Reg. 1997-04-02; TX0004476230

v. 262, Apr97. Created 1997; Pub. 1997-03-20; Reg. 1997-05-09; TX0004482103

v. 263, May97. Created 1997; Pub. 1997-04-17; Reg. 1997-05-09; TX0004473669

v. 264, Jun97. Created 1997; Pub. 1997-05-22; Reg. 1997-06-16; TX0004497521

v. 265, Jul97. Created 1997; Pub. 1997-06-20; Reg. 1997-08-07; TX0004520944

v. 266, Aug97. Created 1997; Pub. 1997-07-20; Reg. 1997-10-14; TX0004561428

v. 267, Sep97. Created 1997; Pub. 1997-08-21; Reg. 1997-10-14; TX0004561427

v. 268, Oct97. Created 1997; Pub. 1997-09-18; Reg. 1997-10-14; TX0004559855

no. 269, Nov97. Created 1997; Pub. 1997-10-21; Reg. 1997-12-05; TX0004629252

no. 270, Dec97. Created 1997; Pub. 1997-11-20; Reg. 1998-01-02; TX0004629327

no. 271, Jan98. Created 1997; Pub. 1997-12-18; Reg. 1998-02-20; TX0004637766

Names:	Rubin, Samuel K. Muscatine Journal Lee Enterprises, Inc. Muscatine Journal

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... [et al.]] .

Serial Publication Year:	1996

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa : Muscatine Journal, 1979-.

ISSN:	0275-8423 0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Copyright Claimant:	Muscatine Journal, division of Lee Enterprises, Inc. (employer for hire)

Issues Registered:

v. 249, Mar96. Created 1996; Pub. 1996-02-22; Reg. 1996-04-08; TX0004216072

v. 250, Apr96. Created 1996; Pub. 1996-03-21; Reg. 1996-05-16; TX0004275706

v. 251, May96. Created 1996; Pub. 1996-04-20; Reg. 1996-06-26; TX0004295522

v. 252, Jun96. (CO correspondence.) Created 1996; Pub. 1996-05-23; Reg. 1996-07-26; TX0004357555

v. 253, Jul96. Created 1996; Pub. 1996-06-20; Reg. 1996-08-05; TX0004315750

v. 254, Aug96. Created 1996; Pub. 1996-07-18; Reg. 1996-08-06; TX0004333491

v. 255, Sep96. Created 1996; Pub. 1996-08-23; Reg. 1996-09-16; TX0004337113

v. 256, Oct96. Created 1996; Pub. 1996-09-20; Reg. 1996-10-28; TX0004353763

v. 257, Nov96. Created 1996; Pub. 1996-10-20; Reg. 1996-12-02; TX0004384631

v. 258, Dec96. Created 1996; Pub. 1996-11-21; Reg. 1996-12-24; TX0004403210

v. 259, Jan97. Created 1996; Pub. 1996-12-18; Reg. 1997-01-10; TX0004402449

Names:	Rubin, Samuel K. Muscatine Journal Lee Enterprises, Inc. Muscatine Journal

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... [et al. ]] .

Serial Publication Year:	1995

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa : Muscatine Journal, 1979-.

ISSN:	0275-8423 0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based-on:	No. 95, May 1983.

Copyright Claimant:	Muscatine Journal, division of Lee Enterprises, Inc. (employer for hire)

Issues Registered:	v. 236, Feb95. Created 1995; Pub. 1995-01-18; Reg. 1995-02-21; TX0003617445
no. 238, Apr95. Created 1995; Pub. 1995-03-23; Reg. 1995-04-20; TX0004045516
no. 239, May95. Created 1995; Pub. 1995-04-20; Reg. 1995-05-26; TX0004062664
no. 240, Jun95. Created 1995; Pub. 1995-05-18; Reg. 1995-07-12; TX0004102237
no. 241, Jul95. Created 1995; Pub. 1995-06-22; Reg. 1995-07-14; TX0004102248
no. 242, Aug95. Created 1995; Pub. 1995-07-20; Reg. 1995-10-11; TX0004120981
v. 243, Sep95. Created 1995; Pub. 1995-08-17; Reg. 1995-10-16; TX0004174244
v. 244, Oct95. Created 1995; Pub. 1995-09-21; Reg. 1995-11-09; TX0004188098
v. 245, Nov95. Created 1995; Pub. 1995-10-19; Reg. 1995-11-20; TX0004134854
v. 247, Jan96. Created 1995; Pub. 1995-12-21; Reg. 1996-02-20; TX0004238985

Names:	Rubin, Samuel K. Muscatine Journal Lee Enterprises, Inc. Muscatine Journal

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... [et al. ]] .

Serial Publication Year:	1994

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa : Muscatine Journal, 1979-.

ISSN:	0275-8423 0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Copyright Claimant:	Muscatine Journal, division of Lee Enterprises, Inc. (employer for hire)

Issues Registered:	v. 224, Feb94. Created 1994; Pub. 1994-01-20; Reg. 1994-02-14; TX0003809756
no. 226, Apr94. Created 1994; Pub. 1994-03-17; Reg. 1994-04-19; TX0003781432
v. 227, May94. Created 1994; Pub. 1994-04-21; Reg. 1994-05-11; TX0003826896
v. 228, Jun94. Created 1994; Pub. 1994-05-20; Reg. 1994-07-01; TX0003847146
v. 229, Jul94. Created 1994; Pub. 1994-06-23; Reg. 1994-07-26; TX0003885788
v. 230, Aug94. Created 1994; Pub. 1994-07-21; Reg. 1994-08-15; TX0003890764
v. 231, Sep94. Created 1994; Pub. 1994-08-18; Reg. 1994-10-06; TX0003911066
v. 232, Oct94. Created 1994; Pub. 1994-09-22; Reg. 1994-10-31; TX0003911063
v. 233, Nov94. Created 1994; Pub. 1994-10-20; Reg. 1994-12-14; TX0003986843
v. 234, Dec94. Created 1994; Pub. 1994-11-17; Reg. 1995-01-06; TX0003986857
v. 235, Jan95. Created 1994; Pub. 1994-12-22; Reg. 1995-01-18; TX0003986795

Names:	Rubin, Samuel K. King, Bob Muscatine Journal Lee Enterprises, Inc. Muscatine Journal

Type of Work:	Serial

Title:	Classic images / Samuel K. Rubin, editor-in-chief ... [et al.]] .

Serial Publication Year:	1993

Serial Key Title:	Classic images

Imprint:	Muscatine, Iowa : Muscatine Journal, 1979-.

ISSN:	0275-8423 0164-5560

Description:	print material.

Frequency:	Monthly.

Publication History:	No. 64, July 1979-

Continues:	Classic film/video images = ISSN 0164-5560.

Description based on:	No. 95, May 1983.

Issues Registered:	no. 212, Feb93. Claimant: Muscatine Journal (employer of Bob King) Created 1993; Pub. 1993-01-18; Reg. 1993-02-16; TX0003502241
no. 213, Mar93. Claimant: Muscatine Journal (employer of Bob King) Created 1993; Pub. 1993-02-18; Reg. 1993-03-16; TX0003539713
no. 216, Jun93. Claimant: Muscatine Journal, division of Lee Enterprises, Inc. (employer of Bob King) (CO correspondence.) Created 1993; Pub. 1993-03-18; Reg. 1993-06-28; TX0003670547
no. 214, Apr93. Claimant: Muscatine Journal (employer of Bob King) Created 1993; Pub. 1993-03-18; Reg. 1993-04-26; TX0003529452
v. 215, May93. Claimant: Muscatine Journal, division of Lee Enterprises, Inc. (employer of Bob King) Created 1993; Pub. 1993-04-22; Reg. 1993-05-18; TX0003574974
v. 217, Jul93. Claimant: Muscatine Journal, division of Lee Enterprises, Inc. (employer of Bob King) Created 1993; Pub. 1993-06-21; Reg. 1993-07-19; TX0003648966
v. 218, Aug93. Claimant: Muscatine Journal, division of Lee Enterprises, Inc. (employer for hire) Created 1993; Pub. 1993-07-22; Reg. 1993-08-25; TX0003638403
v. 219, Sep93. Claimant: Muscatine Journal, division of Lee Enterprises, Inc. (employer for hire) Created 1993; Pub. 1993-08-19; Reg. 1993-09-21; TX0003662620

no. 220, Oct93. Claimant: Muscatine Journal, division of Lee Enterprises, Inc. (employer for hire) Created 1993; Pub. 1993-09-23; Reg. 1993-10-12; TX0003686544

no. 221, Nov93. Claimant: Muscatine Journal, division of Lee Enterprises, Inc. (employer for hire) Created 1993; Pub. 1993-10-21; Reg. 1993-11-16; TX0003674239

no. 222, Dec93. Claimant: Muscatine Journal, division of Lee Enterprises, Inc. (employer for hire) Created 1993; Pub. 1993-11-18; Reg. 1993-12-27; TX0003736515

no. 223, Jan94. Claimant: Muscatine Journal, division of Lee Enterprises, Inc. (employer for hire) Created 1993; Pub. 1993-12-20; Reg. 1994-02-01; TX0003781626

Names:	King, Bob Rubin, Samuel K. Lee Enterprises, Inc. Muscatine Journal Muscatine Journal

Type of Work:	Serial

Title:	Films of the golden age : the magazine for film lovers.

Serial Publication Year:	1998

Serial Key Title:	Films of the golden age

ISSN:	1083-5369

Description:	print material.

Frequency:	Quarterly.

Publication History:	No. 1, summer 1995-

Description based on:	No. 14, fall 1998.

Copyright Claimant	Muscatine Journal, division of Lee Enterprises, Inc.

Issues Registered:	no. 14, fall 98. Created 1998; Pub. 1998-10-01; Reg. 1998-12-30; TX0004724756

Names:	Lee Enterprises, Inc. Muscatine Journal Muscatine Journal

ANNEX L

to

SECURITY AGREEMENT

GRANT OF SECURITY INTEREST

IN UNITED STATES TRADEMARKS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a              (the “Grantor”) with principal offices at             , hereby grants to Deutsche Bank Trust Company Americas, as Collateral Agent, with principal offices at 60 Wall Street, New York, New York 10005, (the “Grantee”), a continuing security interest in (i) all of the Grantor’s right, title and interest in, to and under to the United States trademarks, trademark registrations and trademark applications (the “Marks”) set forth on Schedule A attached hereto, (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks, (iii) the goodwill of the businesses with which the Marks are associated and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same.

THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of [            ] (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Marks acquired under this Grant.

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this

Annex L

Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

[Remainder of this page intentionally left blank; signature page follows]

Annex L

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the             day of             ,             .

[NAME OF GRANTOR], Grantor

By
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Agent and Grantee

By
Name:
Title:

By
Name:
Title:

STATE OF             )

                                  ) ss.:

COUNTY OF         )

On this              day of             ,             , before me personally came              who, being by me duly sworn, did state as follows: that [s]he is              of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said              and that [s]he did so by authority of the [Board of Directors] of said             .

Notary Public

STATE OF             )

                                  ) ss:

COUNTY OF         )

On this              day of             ,             , before me personally came              who, being by me duly sworn, did state as follows: that [s]he is              of Deutsche Bank Trust Company Americas, that [s]he is authorized to execute the foregoing Grant on behalf of said              and that [s]he did so by authority of the Board of Directors of said             .

Notary Public

SCHEDULE A

MARK	REG. NO.	REG. DATE

ANNEX M

to

SECURITY AGREEMENT

GRANT OF SECURITY INTEREST

IN UNITED STATES PATENTS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a              (the “Grantor”) with principal offices at             , hereby grants to Deutsche Bank Trust Company Americas, as Collateral Agent, with principal offices at 60 Wall Street, New York, New York 10005, (the “Grantee”), a continuing security interest in (i) all of the Grantor’s rights, title and interest in, to and under the United States patents (the “Patents”) set forth on Schedule A attached hereto, in each case together with (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Patents, and (iii) all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same.

THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of [            ] (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Patents acquired under this Grant.

Annex M

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

[Remainder of this page intentionally left blank; signature page follows]

Annex M

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the             day of             ,             .

[NAME OF GRANTOR], Grantor

By
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Agent and Grantee

By
Name:
Title:

By
Name:
Title:

STATE OF             )

                                  ) ss:

COUNTY OF          )

On this              day of             ,             , before me personally came              who, being by me duly sworn, did state as follows: that [s]he is              of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said              and that [s]he did so by authority of the Board of Directors of said             .

Notary Public

STATE OF             )

                                  ) ss:

COUNTY OF         )

On this              day of             ,             , before me personally came              who, being by me duly sworn, did state as follows: that [s]he is              of Deutsche Bank Trust Company Americas, that [s]he is authorized to execute the foregoing Grant on behalf of said              and that [s]he did so by authority of the Board of Directors of said             .

Notary Public

SCHEDULE A

PATENT	PATENT NO.	ISSUE DATE

ANNEX N

to

SECURITY AGREEMENT

GRANT OF SECURITY INTEREST

IN UNITED STATES COPYRIGHTS

WHEREAS, [Name of Grantor], a              (the “Grantor”), having its chief executive office at , , is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

WHEREAS, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, with principal offices at 60 Wall Street, New York, New York 10005, (the “Grantee”), desires to acquire a security interest in said copyrights and copyright registrations and applications therefor; and

WHEREAS, the Grantor is willing to grant to the Grantee a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of [            ], made by the Grantor, the other assignors from time to time party thereto and the Grantee (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”), the Grantor hereby assigns to the Grantee as collateral security, and grants to the Grantee a continuing security interest in, to and under the copyrights and copyright registrations and applications therefor set forth in Schedule A attached hereto.

Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Copyrights acquired under this Grant.

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

[Remainder of this page intentionally left blank; signature page follows]

Annex N

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the             day of             ,             .

[NAME OF GRANTOR], Grantor

By
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Agent and Grantee

By
Name:
Title:

By
Name:
Title:

STATE OF             )

                                  ) ss:

COUNTY OF         )

On this              day of             ,             , before me personally came             , who being duly sworn, did depose and say that [s]he is              of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

Notary Public

ANNEX O

to

SECURITY AGREEMENT

STATE OF                      )

                                         ) ss.:

COUNTY OF                 )

On this              day of             ,             , before me personally came              who, being by me duly sworn, did state as follows: that [s]he is              of Deutsche Bank Trust Company Americas, that [s]he is authorized to execute the foregoing Grant on behalf of said              and that [s]he did so by authority of the Board of Directors of said             .

Notary Public

ANNEX O

to

SECURITY AGREEMENT

SCHEDULE OF STOCK

1.	Lee Enterprises, Incorporated

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
ThePort Network, Inc.	Series A Preferred	1,666,667	A-41	6.21598%*	(i)

ThePort Network, Inc.	Series B Preferred	3,030,303	B-3	12.12121%*	(i)

* Lee Enterprises, Incorporated owns 8.39868% of all the issued and outstanding shares of ThePort Network, Inc.

2.	INN Partners, L.C.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
RealMatch, LTD.	Common	184,236	Not Indicated	Less than 50%	(i)

RealMatch, LTD.	Common	27,778	Not Indicated	Less than 50%	(i)

ANNEX P

to

SECURITY AGREEMENT

SCHEDULE OF NOTES

1.	Lee Enterprises, Incorporated

Amount*	Maturity Date	Obligor	Sub-clause of Section 1.1(b) of Security Agreement
$1,452,000,000	Demand	Lee Publications, Inc.	(v)

$264,000,000	June 30, 2012	Lee Publications, Inc.	(v)

$59,300,000	June 30, 2012	Lee Publications, Inc.	(v)

$1,290,485.27	June 30, 2012	INN Partners, L.C.	(v)

2.	Lee Consolidated Holdings Co.

Amount*	Maturity Date	Obligor	Sub-clause of Section 1.1(b) of Security Agreement
$419,337,403	June 30, 2012	Lee Enterprises, Incorporated	(v)

3.	Lee Publications, Inc.

Amount*	Maturity Date	Obligor	Sub-clause of Section 1.1(b) of Security Agreement
$59,300,000	June 30, 2012	Sioux City Newspapers, Inc.	(v)

* Original principal amount.

ANNEX Q

to

SECURITY AGREEMENT

SCHEDULE OF LIMITED LIABILITY COMPANY INTERESTS

1.	Accudata, Inc.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
Community Distribution Partners, LLC	LLC	50%	(iv)

ANNEX R

to

SECURITY AGREEMENT

SCHEDULE OF PARTNERSHIP INTERESTS

None

ANNEX S

to

SECURITY AGREEMENT

Form of Agreement Regarding Uncertificated Securities, Limited Liability

Company Interests and Partnership Interests

AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this “Agreement”), dated as of [                  , 200    ], among the undersigned pledgor (the “Pledgor”), Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Collateral Agent (the “Pledgee”), and [                        ], as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the “Issuer”).

W I T N E S S E T H :

WHEREAS, the Pledgor, certain of its affiliates and the Pledgee have entered into a Security Agreement, dated as of [            ] (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”), under which, among other things, in order to secure the payment of the Obligations (as defined in the Security Agreement), the Pledgor has or will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Security Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of the Pledgor in and to any and all [“uncertificated securities” (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) (“Uncertificated Securities”)] [Partnership Interests (as defined in the Security Agreement)] [Limited Liability Company Interests (as defined in the Security Agreement)], from time to time issued by the Issuer, whether now existing or hereafter from time to time acquired by the Pledgor (with all of such [Uncertificated Securities] [Partnership Interests] [Limited Liability Company Interests] being herein collectively called the “Issuer Pledged Interests”); and

WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Security Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledged Interests and to provide for the rights of the parties under this Agreement;

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and, following its receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Issuer Pledged Interests, not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests, not to comply with any instructions or orders regarding any or all of the

ANNEX S

to

SECURITY AGREEMENT

Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

2.    The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

3.    The Issuer hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests consisting of capital stock of a corporation are fully paid and nonassessable.

4.    All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

       60 Wall Street

       New York, New York 10005

       Attention: Susan Lefevre

       Telephone No.: (212) 250-6114

       Telecopier No.: (212) 797-5692

5.    Following its receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Issuer Pledged Interests and until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgee only by wire transfers to such account as the Pledgee shall instruct.

6.    Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied, cabled or sent by overnight courier, be effective when deposited in the mails or delivered to overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Pledgee or the Issuer shall not be effective until received. All notices and other communications shall be in writing and addressed as follows:

(a)    if to the Pledgor, at:

        c/o Lee Enterprises, Incorporated

        201 North Harrison Street

        Davenport, Iowa 52801

ANNEX S

to

SECURITY AGREEMENT

Attention: Chief Financial Officer

Telephone No.: (563) 383-2179

Telecopier No.: (563) 327-2600

(b)	if to the Pledgee, at the address given in Section 4 hereof;

©	if to the Issuer, at:

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this Section 6, “Business Day” means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

7.    This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and the Pledgor.

8.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

*            *             *

IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

[ ],
as Pledgor

By
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity but solely as Collateral Agent and Pledgee

By
Name:
Title:

By
Name:
Title:

[ ],
as the Issuer

By
Name:
Title:

TABLE OF CONTENTS

Page

ARTICLE I SECURITY INTERESTS

1.1 Grant of Security Interests	2
1.2 Power of Attorney	5

ARTICLE II GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

2.1 Necessary Filings	6
2.2 No Liens	6
2.3 Other Financing Statements	6
2.4 Chief Executive Office, Record Locations	6
2.5 [RESERVED]	7
2.6 Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers; Federal Employer Identification Number; Changes Thereto; etc	7
2.7 [RESERVED]	7
2.8 Certain Significant Transactions	7
2.9 Non-UCC Property	8
2.10 As-Extracted Collateral; Timber-to-be-Cut	8
2.11 Collateral in the Possession of a Bailee	8
2.12 Recourse	8
2.13 Certain Representations and Warranties Regarding Certain Collateral	9

ARTICLE III SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

3.1 Additional Representations and Warranties	9
3.2 Maintenance of Records	9
3.3 Direction to Account Debtors; Contracting Parties; etc	10
3.4 Modification of Terms; etc	10
3.5 Collection	10
3.6 Instruments	11
3.7 Assignors Remain Liable Under Accounts	11
3.8 Assignors Remain Liable Under Contracts	11
3.9 Deposit Accounts; Etc	12
3.10 Letter-of-Credit Rights	13
3.11 Commercial Tort Claims	13
3.12 Chattel Paper	13
3.13 Further Actions	13

(i)

ARTICLE IV SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES

4.1 Additional Representations and Warranties	14
4.2 Licenses and Assignments	14
4.3 Infringements	14
4.4 Preservation of Marks	15
4.5 Maintenance of Registration	15
4.6 Future Registered Marks and Domain Names	15
4.7 Remedies	15

ARTICLE V SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS

5.1 Additional Representations and Warranties	16
5.2 Licenses and Assignments	16
5.3 Infringements	16
5.4 Maintenance of Patents or Copyrights	16
5.5 Prosecution of Patent or Copyright Applications	16
5.6 Other Patents and Copyrights	17
5.7 Remedies	17

ARTICLE VI PROVISIONS CONCERNING ALL COLLATERAL

6.1 Protection of Collateral Agent’s Security	17
6.2 Warehouse Receipts Non-Negotiable	18
6.3 Additional Information	18
6.4 Further Actions	18
6.5 Financing Statements	18

ARTICLE VII REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

7.1 Remedies; Obtaining the Collateral Upon Default	18
7.2 Remedies; Disposition of the Collateral	20
7.3 Waiver of Claims	21
7.4 Application of Proceeds	22
7.5 Remedies Cumulative	23
7.6 Discontinuance of Proceedings	23

ARTICLE VIII INDEMNITY

8.1 Indemnity	23
8.2 Indemnity Obligations Secured by Collateral; Survival	24

ARTICLE IX DEFINITIONS	25

ARTICLE X MISCELLANEOUS

10.1 Notices	33
10.2 Waiver; Amendment	33
10.3 Obligations Absolute	34

(ii)

10.4 Successors and Assigns	34
10.5 Headings Descriptive	34
10.6 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL	34
10.7 Assignor’s Duties	35
10.8 Termination; Release	35
10.9 Counterparts	37
10.10 Severability	37
10.11 The Collateral Agent and the other Secured Creditors	37
10.12 Additional Assignors	37

ANNEX A	Schedule of Chief Executive Offices Address(es) of Chief Executive Office
ANNEX B	[Reserved]
ANNEX C	Schedule of Legal Names, Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility), Jurisdiction of Organization, Location, Organizational Identification Numbers and Federal Employer Identification Numbers
ANNEX D	[Reserved]
ANNEX E	Description of Certain Significant Transactions Occurring Within One Year Prior to the Date of the Security Agreement
ANNEX F	Schedule of Deposit Accounts
ANNEX G	Form of Control Agreement Regarding Deposit Accounts
ANNEX H	Schedule of Commercial Tort Claims
ANNEX I	Schedule of Marks and Applications; Internet Domain Name Registrations
ANNEX J	Schedule of Patents
ANNEX K	Schedule of Copyrights
ANNEX L	Grant of Security Interest in United States Trademarks
ANNEX M	Grant of Security Interest in United States Patents
ANNEX N	Grant of Security Interest in United States Copyrights
ANNEX O	Schedule of Stock
ANNEX P	Schedule of Notes
ANNEX Q	Schedule of Limited Liability Company Interests
ANNEX R	Schedule of Partnership Interests
ANNEX S	Form of Agreement Regarding Uncertificated Securities, Limited Liability Company Interests and Partnership Interests

[Remainder of this page intentionally left blank]

(iii)